As filed with the Securities and Exchange Commission on June 29, 2012

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
 (Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant’s telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman Income Funds

Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Institutional Class Shares	Class R3 Shares

Core Bond Fund	Municipal Intermediate Bond Fund
Floating Rate Income Fund	Short Duration Bond Fund
High Income Bond Fund	Strategic Income Fund

Semi-Annual Report

April 30, 2012

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY
Core Bond Fund	2

Floating Rate Income Fund	4

High Income Bond Fund	7

Municipal Intermediate Bond Fund	9

Short Duration Bond Fund	11

Strategic Income Fund	13

FUND EXPENSE INFORMATION	18

SCHEDULE OF INVESTMENTS
Core Bond Fund	20

Floating Rate Income Fund	26

High Income Bond Fund	33

Municipal Intermediate Bond Fund	42

Short Duration Bond Fund	47

Strategic Income Fund	51

FINANCIAL STATEMENTS	84

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Core Bond Fund	106

Floating Rate Income Fund	108

High Income Bond Fund	108

Municipal Intermediate Bond Fund	110

Short Duration Bond Fund	112

Strategic Income Fund	114

Directory	120

Proxy Voting Policies and Procedures	121

Quarterly Portfolio Schedule	121

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

The fixed income market experienced periods of volatility during the six months ended April 30, 2012. While this resulted in periodic flights to quality, riskier non-Treasury securities generated the best results during the reporting period.

A number of macro issues impacted the financial markets and investor sentiment during the period. These included the ongoing European sovereign debt crisis, shifting perceptions regarding the global economy, geopolitical events and political gridlock in Washington. At times, these issues triggered periods of increased risk aversion, especially early and late in the period. While the U.S. economy gained some traction, the Federal Reserve took a number of actions in an effort to meet its dual mandate of fostering maximum employment and price stability. These included maintaining short-term interest rates in a historically low range and purchasing longer-term Treasuries in an attempt to drive their rates lower. Against this backdrop, Treasury yields largely declined during the reporting period.

Even though investors appeared to remain wary of the macro environment, they also looked for opportunities to generate incremental yield given low interest rates. This resulted in generally solid demand for non-Treasuries, particularly the lower-rated, higher-yielding fixed income sectors, which produced the strongest returns. This environment was advantageous for our Fixed Income Funds, which benefited from having overweights to non-Treasuries relative to their benchmarks.

Looking ahead, we believe that the U.S. economy will continue to expand, albeit at a modest pace. Should this occur, we think inflation will be benign and allow the Fed to pursue its highly accommodative monetary policy. While the Fed has, at least for now, ruled out a third round of quantitative easing, it is our view that this option cannot be taken off the table should unemployment remain elevated and the economy experience another soft patch.

We continue to have a positive outlook for non-Treasuries and anticipate maintaining overweight positions in our Fixed Income Funds relative to their benchmarks. While periodic flights to quality could occur given the number of unresolved macro issues, we believe that investor demand for non-Treasuries will generally be strong and potentially result in further spread tightening (the difference in yield between Treasuries and other securities). We also think that overall demand for tax-free bonds will remain solid given their relatively attractive yields.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a 3.43% total return for the six months ended April 30, 2012 and outperformed its benchmark, the Barclays U.S. Aggregate Index, which provided a 2.44% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While the fixed income market was volatile at times, investors who assumed greater risk during the reporting period were generally rewarded. When the reporting period began, concerns regarding the U.S. economy and the European sovereign debt crisis triggered increased risk aversion among investors. However, this was replaced with robust risk appetite as economic data in the U.S. largely removed fears of a double-dip recession, in our view. In addition, the European Central Bank's Long-Term Refinancing Operation helped stabilize a European banking crisis, at least for a period of time. Intermediate and longer-term Treasury yields moved lower during the reporting period and the yield curve flattened, as short term rates were largely stable. In January 2012, the Federal Reserve vowed to keep the federal funds rate at a historically low level until at least the end of 2014. Against this backdrop, demand for non-Treasuries was typically solid as investors looked to generate incremental yield.

The Fund benefited from its overweight position relative to the benchmark in non-Treasuries, as they generally outperformed equal-duration Treasuries during the reporting period. In particular, the Fund's allocation to investment grade corporate bonds contributed to results. Within the sector, our lower-rated industrial and financial holdings produced the strongest returns. An overweight relative to the benchmark in commercial mortgage-backed securities also benefited performance as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the reporting period. Elsewhere, an allocation to Treasury Inflation Protected Securities was rewarded given expectations for rising inflation as the economy gained some traction. Modestly detracting from results was the Fund's duration positioning. Having a shorter duration than the benchmark was detrimental to performance as interest rates generally declined over the six-month period.

Several adjustments were made to the portfolio during the reporting period. We pared the Fund's overweight to the investment-grade corporate bond sector in an attempt to capture profits. In contrast, we increased the Fund's allocation to agency mortgage-backed securities. The Fund used short Treasury futures during the reporting period to assist in managing its duration positioning, which slightly detracted from results.

Looking ahead, despite recent concerns that the U.S. economy may experience a soft patch for a third year in a row, we feel it has enough momentum to continue expanding, albeit at a moderate pace. The Federal Reserve has made clear its intention of maintaining an extremely accommodative monetary policy given continued high unemployment and ongoing strains in the housing market. While a third round of quantitative easing does not seem likely for now, Fed Chairman Bernanke indicated in a press conference following the Fed's April meeting that he was "entirely prepared" to do more to support the economy if needed. Against a backdrop of what we expect to be modest growth and fairly well contained inflation, we anticipate maintaining an overweight to non-Treasuries and an underweight to Treasuries. As always, we will closely monitor economic data and global macro issues that could impact investor sentiment and the financial markets going forward.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Core Bond Fund

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	0.3%
Corporate Debt Securities	26.9
Mortgage-Backed Securities	52.6
U.S. Treasury Securities	23.0
Short-Term Investments	15.6
Liabilities, less cash, receivables and other assets	(18.4)
Total	100.0%

PERFORMANCE HIGHLIGHTS2
	Inception Date	Six Month Period Ended 04/30/2012	Average Annual Total Return Ended 04/30/2012
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class3	02/01/1997	3.23%	6.55%	6.34%	5.54%	5.75%
Institutional Class3	10/01/1995	3.43%	6.97%	6.78%	5.97%	6.15%
Class A4	12/20/2007	3.33%	6.55%	6.37%	5.76%	6.02%
Class C4	12/20/2007	2.94%	5.85%	5.69%	5.43%	5.82%
With Sales Charge
Class A4		-1.08%	2.02%	5.45%	5.31%	5.75%
Class C4		1.94%	4.85%	5.69%	5.43%	5.82%
Index
Barclays U.S. Aggregate Index1,14		2.44%	7.54%	6.37%	5.71%	6.28%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2012, the 30-day SEC yields were 1.89%, 2.28%, 1.80% and 1.14% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent reimbursements and/or waivers, the 30-day SEC yields would have been 1.70%, 2.17%, 1.72% and 1.05% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.14%, 0.64%, 1.03% and 1.79% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before reimbursements and/or waivers, if any). These expense ratios were 0.87%, 0.47%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after reimbursements and/or waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a 5.58% total return for the six months ended April 30, 2012 and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided a 4.53% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several brief setbacks, the floating rate bank loan market generated solid results during the reporting period. Supporting the market were signs that the U.S. economy was gaining traction, generally robust investor risk appetite, overall positive fundamentals among floating rate bank loan issuers and continued low defaults. During the reporting period, the default rate among the securities in the benchmark was a low 0.77%. In addition, a number of macro issues that negatively impacted the market in 2011 moved to the back burner during the second half of the period, such as the European sovereign debt crisis (stabilized for a period of time by the European Central Bank's Long-Term Refinancing Operation). The new issuance market was fairly robust during the period, which was well absorbed by investor demand. The vast majority of new issuance was the refinancing of existing loans to extend maturities and to take advantage of attractive rates. In our view, this could help to keep default risk relatively low.

Higher-quality securities outperformed their lower-quality counterparts. For the six months ended April 30, 2012, B-rated securities in the index gained 6.65%, whereas BB-rated and CCC-rated securities returned 4.05% and -13.04%, respectively. It's important to note that the decline in the CCC-rated portion of the index was largely due to the poor performance of TXU Energy, which is the largest loan in the index.

The Fund continued to allocate a portion of its assets to non-floating rate securities. We have the flexibility to allocate up to 20% of the portfolio to these securities, usually fixed-rate senior secured bonds as they can help the Fund generate incremental yield. The Fund's non-floating rate allocation remained fairly steady at approximately 9% during the reporting period. We kept this allocation fairly low as floating rate loan yields continued to be attractive on a relative basis.

We actively participated in the new issuance market throughout the reporting period. In particular, we emphasized securities in the primary rather than the secondary bank loan market due to the former's higher current yields. We also believed securities in the new issue market provided better opportunities on a risk-adjusted basis, as we identified loans to issuers that had appropriate capital structures, as well as good operating momentum and relatively low leverage.

The Fund maintained its overweight relative to the benchmark in B-rated securities and underweight to BB- and CCC-rated issues during the reporting period. We felt this positioning was appropriate given what we perceived to be attractive valuations in the B-rated portion of the floating loan market. This positioning positively contributed to results given the outperformance of higher-rated floating rate loans. Of note, the Fund did not have any exposure to TXU Energy, the largest detractor from performance for the CCC-rated issues market.

From a sector perspective, security selection in utilities, chemicals and health care was the largest contributor to performance. In contrast, security selection in publishing and oil and gas detracted from results during the reporting period.

We continue to have a positive outlook for the floating rate bank loan market. Despite recent concerns that the U.S. economy may experience a soft patch for a third year in a row, we feel it has enough momentum to continue expanding, albeit at a moderate pace. While periods of increased market volatility are likely going forward given several unresolved macro issues, we believe that fundamentals in the market remain solid. The floating rate loan default rate remains well below its annual 4% average and we think this will continue given solid corporate profits and balance sheets that are flush with cash. In addition, it's our belief that the technical backdrop remains supportive for the floating rate loan market. We feel that demand for floating rate loans should remain generally strong as investors look to generate incremental yield in the low interest rate environment.

Sincerely,

Stephen J. Casey, Ann H. Benjamin, Thomas P. O'Reilly and Joseph P. Lynch
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Floating Rate Income Fund

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	2.9%
One to less than Five Years	31.1
Five to less than Ten Years	66.0
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2012	Average Annual Total Return Ended 04/30/2012
			1 Year	Life of Fund
At NAV
Institutional Class5	12/30/2009	5.58%	4.75%	6.43%
Class A	12/29/2009	5.38%	4.36%	6.01%
Class C5	12/30/2009	4.99%	3.58%	5.30%
With Sales Charge
Class A		0.90%	-0.11%	4.08%
Class C5		3.99%	2.59%	5.30%
Index
S&P/LSTA Leveraged Loan Index1,14		4.53%	2.92%	7.05%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2012, the 30-day SEC yields were 5.39%, 4.80% and 4.25% for Institutional Class, Class A and Class C shares, respectively. Absent reimbursements and/or waivers, the 30-day SEC yields would have been 5.15%, 4.56% and 4.00% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.96%, 1.36% and 2.08% for Institutional Class, Class A and Class C shares, respectively (before reimbursements and/or waivers, if any). These expense ratios were 0.71%, 1.08% and 1.83% for Institutional Class, Class A and Class C shares, respectively, after reimbursements and/or waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a 6.17% total return for the six months ended April 30, 2012, but lagged its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 6.45% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several brief setbacks, the high yield market posted a strong return during the reporting period. Supporting the market were signs that the U.S. economy was gaining traction, generally robust investor risk appetite, overall positive fundamentals among high yield issuers and low defaults. According to JPMorgan Chase, the high yield default rate was 2.20% at the end of April 2012, well below its historical average of approximately 4.25%.

A number of macro issues that negatively impacted the market in 2011 moved to the back burner during much of the reporting period, such as the European sovereign debt crisis (stabilized for a period of time by the European Central Bank's Long-Term Refinancing Operation). Overall, the high yield market outperformed equal-duration Treasuries and lower-quality securities performed better than their higher-rated counterparts. For the six months ended April 30, 2012, CCC-rated (a relatively low rating) securities in the benchmark and BB-rated (rated higher) securities returned 8.49% and 5.86%, respectively.

The Fund's sector biases were not rewarded but this was offset by strong security selection. During the reporting period, several of the Fund's BB-rated issues were upgraded to investment grade and their prices rallied on the news. Security selection of CCC-rated securities was also rewarded. In particular, we owned a number of positions that outperformed the overall return of CCC-rated issues in the index. We also avoided a number of securities that generated weak results during the period.

For the Fund, security selection in diversified financial services, telecommunications and packaging provided the largest positive impact on performance relative to the index. In contrast, security selection in energy, health care and gaming detracted the most from relative results.

We made several adjustments to the portfolio during the reporting period. From a sector perspective, we increased the portfolio's exposures to energy, printing/publishing and gaming. In contrast, the largest reductions in terms of sector allocations were in utilities, cable and hotels.

We continue to have a positive outlook for the high yield market. In our opinion, there will likely be periods of risk aversion given a number of unresolved macro issues. However, we feel that, overall, these will be trumped by solid fundamentals, including continued low defaults and corporate balance sheets that often have substantial cash on their books. Furthermore, it appears many high yield issuers have taken advantage of low rates to refinance their debt. We believe this is not only beneficial from a cost of funding perspective, but it also pushes back their maturity obligations, both of which could be supportive for the market going forward. Finally, it is our opinion that investor demand will be generally strong given the Federal Reserve Board's vow to keep the federal funds rate at or near zero until at least the end of 2014.

Sincerely,

Ann H. Benjamin, Thomas P. O'Reilly and Russ Covode
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

High Income Bond Fund

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	5.9%
One to less than Five Years	22.8
Five to less than Ten Years	64.1
Ten Years or Greater	7.2
Total	100.0%

PERFORMANCE HIGHLIGHTS6
	Inception Date	Six Month Period Ended 04/30/2012	Average Annual Total Return Ended 04/30/2012
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class7	02/01/1992	6.17%	3.59%	8.35%	7.86%	8.12%
Institutional Class8	05/27/2009	6.24%	3.75%	8.49%	7.93%	8.16%
Class A8	05/27/2009	6.04%	3.34%	8.21%	7.80%	8.09%
Class C8	05/27/2009	5.62%	2.54%	7.76%	7.57%	7.97%
Class R38	05/27/2009	5.89%	3.06%	8.07%	7.72%	8.05%
With Sales Charge
Class A8		1.56%	-1.09%	7.28%	7.33%	7.86%
Class C8		4.62%	1.58%	7.76%	7.57%	7.97%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index1,14		6.45%	5.13%	7.95%	9.03%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2012, the 30-day SEC yields were 5.91%, 6.02%, 5.37%, 4.86% and 5.36% for Investor Class, Institutional Class, Class A, Class C, and Class R3 shares, respectively. Absent repayment, the 30-day SEC yield would have been 5.39% for Class R3 shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.87%, 0.74%, 1.12%, 1.88% and 1.38% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before reimbursements and/or waivers, if any). The expense ratio was 1.88% for Class C, after reimbursements and/or waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 4.75% total return for the six months ended April 30, 2012, but lagged its benchmark, the Barclays 7-Year General Obligation Index, which provided a 4.86% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Despite several brief setbacks, the municipal market posted a solid return during the reporting period. The market rallied during the first half of the period driven by rising tax revenues, low defaults and some signs of progress in the fiscal position of many state and local governments. In addition, new supply was relatively low and investor demand was strong as municipal bonds were attractively valued versus comparable Treasuries. A portion of the municipal market's gains were given back in March as yields rose. This was triggered by an increase in supply and an expectation that investors would withdraw from municipal mutual funds in order to pay taxes.

Looking at the municipal market more closely, lower-quality securities outperformed their higher-quality counterparts given investors' quest to generate incremental yield. In addition, longer-term securities outperformed shorter-term securities. The intermediate portion of the municipal curve produced mixed results over the six months ended April 30, 2012. After generating strong returns over the first half of the period, it was the weakest performing portion of the curve during the second half of the period. In our view, this was due to relatively rich valuations in the intermediate portion of the curve at the beginning of 2012 and to profit taking.

We tactically adjusted the Fund's duration during the reporting period. We started the period with a long duration versus the index and later allowed it to drift shorter. This adjustment was made because we expected to see some softness in the market given its extended rally and due to seasonal weakness that typically occurs during tax season. We then shifted to a modestly longer duration toward the end of the period. Overall, duration slightly benefited performance. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve, which was the weakest performing portion of the municipal yield curve. Given this, the Fund's barbell approach enhanced its relative results.

Somewhat detracting from performance was the Fund's higher-quality bias, as lower-quality bonds outperformed. In particular, we sought to keep the overall average credit quality of the portfolio in the "AA" range and had only a small allocation to BBB-rated muni bonds. From a sector perspective, we continued to emphasize higher-quality revenue and general obligation bonds that historically have tended to perform relatively well during choppy economic environments. Having underweights relative to the benchmark in lower-quality tobacco bonds (municipal bonds secured by tobacco settlement payments) and hospital bonds negatively impacted results as they outperformed the index.

Looking ahead, we have a generally positive outlook for the municipal market, as it remains attractively valued versus equal-duration Treasuries, in our view. While the U.S. economy gained some traction during much of the reporting period, we continue to believe that a number of issues, including continued high unemployment, will hold back a more robust expansion. As such, we anticipate seeing inflation remain relatively well contained, which would allow the Federal Reserve Board to make good on its vow to keep the federal funds rate anchored in a historically low range for an extended period. Against this backdrop, we feel that overall demand for municipal bonds should remain strong.

We are comfortable with the Fund's current positioning. Should municipal rates move higher, we may look to extend the Fund's duration. In addition, if the economy strengthens, we may look to selectively increase our exposure to higher yielding BBB-rated securities.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Municipal Intermediate Bond Fund

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.7%
California	10.7
Colorado	0.6
Delaware	0.7
District of Columbia	1.0
Florida	6.5
Georgia	1.0
Illinois	8.9
Indiana	3.5
Iowa	1.0
Kansas	1.1
Louisiana	0.4
Maryland	1.8
Massachusetts	5.8
Michigan	4.8
Minnesota	1.1
Mississippi	0.9
Missouri	1.4
Nebraska	1.1
Nevada	0.6
New Jersey	5.2
New Mexico	0.6
New York	10.4
North Carolina	0.8
Ohio	2.1
Oregon	0.6
Pennsylvania	2.5
Puerto Rico	1.3
Rhode Island	2.0
South Carolina	2.8
Tennessee	2.8
Texas	8.0
Virginia	3.9
Washington	3.4
Total	100.0%

PERFORMANCE HIGHLIGHTS10
	Inception Date	Six Month Period Ended 04/30/2012	Average Annual Total Return Ended 04/30/2012
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	4.75%	9.34%	4.75%	4.14%	5.26%
Institutional Class11	06/21/2010	4.83%	9.51%	4.79%	4.16%	5.27%
Class A11	06/21/2010	4.55%	9.10%	4.64%	4.09%	5.24%
Class C11	06/21/2010	4.16%	8.19%	4.35%	3.95%	5.18%
With Sales Charge
Class A11		0.14%	4.46%	3.74%	3.64%	5.06%
Class C11		3.16%	7.19%	4.35%	3.95%	5.18%
Index
Barclays 7-Year GO Index1,14		4.86%	9.07%	6.47%	5.45%	6.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2012, the 30-day SEC yields were 1.55%, 1.70%, 1.28% and 0.60% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.38%, 2.62%, 1.97% and 0.92% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (35%).9 Absent reimbursements and/or waivers, the 30-day SEC yields would have been 1.42%, 1.00% and 0.29% for Institutional Class, Class A and Class C shares, respectively. Absent repayment, the 30-day SEC yield would have been 1.64% for Investor Class shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 0.98%, 0.77%, 1.87% and 2.39% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before reimbursements and/or waivers, if any). These expense ratios were 0.65%, 0.50%, 0.87% and 1.62% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after reimbursements and/or waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a 2.43% total return for the six months ended April 30, 2012 and outperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which provided a 0.59% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While the fixed income market was volatile at times, investors who assumed greater risk during the reporting period were generally rewarded. When the reporting period began, concerns regarding the U.S. economy and the European sovereign debt crisis triggered increased risk aversion among investors. However, this was replaced with robust risk appetite as economic data in the U.S. largely removed fears of a double-dip recession, in our view. In addition, the European Central Bank's Long-Term Refinancing Operation helped stabilize a European banking crisis, at least for a period of time. Intermediate and longer-term Treasury yields moved lower during the reporting period and the yield curve flattened as short term rates were largely stable. In January 2012, the Federal Reserve vowed to keep the federal funds rate at a historically low level until at least the end of 2014. Against this backdrop, demand for non-Treasuries was typically solid as investors looked to generate incremental yield.

The Fund was well positioned for an environment where most non-Treasuries outperformed equal-duration Treasuries. In particular, the Fund's allocation to non-agency mortgage-backed securities benefited performance, as did its exposure to commercial mortgage-backed securities. The Fund's investment grade corporate bonds also contributed to results, especially our holdings in the financials subsector. In all three cases, credit spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the reporting period. Elsewhere, the Fund's yield curve positioning was rewarded. Throughout the six-month period, we had an overweight relative to the benchmark in securities with maturities of two years and longer. This was beneficial as these interest rates declined more than their short-term counterparts. There were no meaningful detractors from results during the reporting period.

A number of adjustments were made to the portfolio during the reporting period. We increased the Fund's exposure to investment grade corporate bonds, with an emphasis on securities with three-year maturities. In contrast, we trimmed our allocation to non-agency mortgage-backed securities.

Looking ahead, despite recent concerns that the U.S. economy may experience a soft patch for a third year in a row, we believe it has enough momentum to continue expanding, albeit at a moderate pace. The Federal Reserve has made clear its intention of maintaining an extremely accommodative monetary policy given continued high unemployment and ongoing strains in the housing market. While a third round of quantitative easing does not seem likely for now, Fed Chairman Bernanke indicated in a press conference following the Fed's April meeting that he was "entirely prepared" to do more to support the economy if needed. Against a backdrop of what we expect to be modest growth and fairly well contained inflation, we anticipate maintaining an overweight to non-Treasuries and an underweight to Treasuries. As always, we will closely monitor economic data and global macro issues that could impact investor sentiment and the financial markets going forward.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Short Duration Bond Fund

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	12.3%
Corporate Debt Securities	35.9
U.S. Government Agency Securities	2.0
Mortgage-Backed Securities	35.0
U.S. Treasury Securities	13.3
Short-Term Investments	2.4
Liabilities, less cash, receivables and other assets	(0.9)
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2012	Average Annual Total Return Ended 04/30/2012
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	2.43%	1.76%	1.42%	2.22%	4.80%
Trust Class12	08/30/1993	2.30%	1.62%	1.30%	2.11%	4.73%
Institutional Class12	06/21/2010	2.40%	1.96%	1.47%	2.25%	4.81%
Class A12	06/21/2010	2.27%	1.55%	1.33%	2.18%	4.78%
Class C12	06/21/2010	1.89%	0.79%	1.04%	2.04%	4.73%
With Sales Charge
Class A12		-0.26%	-1.04%	0.81%	1.92%	4.68%
Class C12		0.89%	-0.20%	1.04%	2.04%	4.73%
Index
Barclays 1-3 Year U.S. Government/Credit Index1,14		0.59%	1.48%	3.73%	3.56%	5.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2012, the 30-day SEC yields were 1.28%, 1.18%, 1.47%, 1.09% and 0.37% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent reimbursements and/or waivers, the 30-day SEC yields would have been 0.84%, 0.66%, 1.02%, 0.60% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.25%, 1.42%, 1.03%, 1.50% and 2.18% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before reimbursements and/or waivers, if any). These expense ratios were 0.71%, 0.81%, 0.51%, 0.87% and 1.63% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after reimbursements and/or waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a 5.07% total return for the six months ended April 30, 2012 and outperformed its benchmark, the Barclays U.S. Aggregate Index, which provided a 2.44% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While the fixed income market was volatile at times, investors who assumed greater risk during the reporting period were generally rewarded. When the reporting period began, concerns regarding the U.S. economy and the European sovereign debt crisis triggered increased risk aversion among investors. However, this was replaced with robust risk appetite as economic data in the U.S. largely removed fears of a double-dip recession, in our view. In addition, the European Central Bank's Long-Term Refinancing Operation helped stabilize a European banking crisis, at least for a period of time. Intermediate and longer-term Treasury yields moved lower during the reporting period and the yield curve flattened, as short term rates were largely stable. In January 2012, the Federal Reserve vowed to keep the federal funds rate at a historically low level until at least the end of 2014. Against this backdrop, demand for non-Treasuries was typically solid as investors looked to generate incremental yield.

The Fund benefited from its overweight position relative to the benchmark in non-Treasuries, as they generally outperformed equal-duration Treasuries during the reporting period. In particular, the Fund's allocations to high yield bonds, bank loans, non-agency mortgage-backed securities and emerging market debt were additive to performance. Elsewhere, the Fund's investment grade corporate bonds also contributed to results. Within the sector, our lower-rated industrial and financial holdings produced the strongest returns. An overweight relative to the benchmark in commercial mortgage-backed securities also benefited performance as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the reporting period. Finally, an allocation to Treasury Inflation Protected Securities was rewarded given expectations for rising inflation as the economy gained some traction. Modestly detracting from results was the Fund's duration positioning. Having a shorter duration than the benchmark was detrimental to performance as interest rates generally declined over the six-month period.

Several adjustments were made to the portfolio during the reporting period. We pared the Fund's overweight to the investment-grade corporate bond sector in an attempt to capture profits. In contrast, we increased the Fund's allocation to agency mortgage-backed securities. We reduced our exposure to high yield bonds in favor of bank loans, as we felt the latter was more attractively valued on a relative basis. The Fund used short Treasury futures during the reporting period to assist in managing its duration positioning, which slightly detracted from results.

Looking ahead, despite recent concerns that the U.S. economy may experience a soft patch for a third year in a row, we believe it has enough momentum to continue expanding, albeit at a moderate pace. The Federal Reserve has made clear its intention of maintaining an extremely accommodative monetary policy given continued high unemployment and ongoing strains in the housing market. While a third round of quantitative easing does not seem likely for now, Fed Chairman Bernanke indicated in a press conference following the Fed's April meeting that he was "entirely prepared" to do more to support the economy if needed. Against a backdrop of what we expect to be modest growth and fairly well contained inflation, we anticipate maintaining an overweight to non-Treasuries and an underweight to Treasuries. As always, we will closely monitor economic data and global macro issues that could impact investor sentiment and the financial markets going forward.

Sincerely,

Thanos Bardas, David M. Brown, Andrew A. Johnson and Bradley C. Tank
Portfolio Co-Managers

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change.

Strategic Income Fund

TICKER SYMBOLS
Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	4.9%
Corporate Debt Securities	43.3
Bank Loan Obligations	14.2
Government Securities	3.8
Mortgage-Backed Securities	42.8
U.S. Treasury Securities	4.8
Short-Term Investments	6.1
Liabilities, less cash, receivables and other assets	(19.9)
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2012	Average Annual Total Return Ended 04/30/2012
			1 Year	5 Years	Life of Fund
At NAV
Trust Class13	04/02/2007	4.89%	6.50%	7.79%	8.29%
Institutional Class	07/11/2003	5.07%	6.87%	8.15%	8.49%
Class A13	12/20/2007	4.86%	6.44%	7.79%	8.29%
Class C13	12/20/2007	4.50%	5.70%	7.10%	7.90%
With Sales Charge
Class A13		0.38%	1.91%	6.86%	7.75%
Class C13		3.50%	4.70%	7.10%	7.90%
Index
Barclays U.S. Aggregate Index1,14		2.44%	7.54%	6.37%	5.16%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Because the Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 29, 2008, its performance during that time might have been different if current policies had been in effect.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class' returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2012, the 30-day SEC yields were 3.34%, 3.69%, 3.15% and 2.60% for Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent reimbursements and/or waivers, the 30-day SEC yields would have been 3.25%, 3.61%, 3.07% and 2.48% for Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2011 were 1.27%, 0.90%, 1.32% and 2.04% for Trust Class, Institutional Class, Class A and Class C shares, respectively (before reimbursements and/or waivers, if any). These expense ratios were 1.11%, 0.76%, 1.16%, and 1.86% for Trust Class, Institutional Class, Class A and Class C shares, respectively, after reimbursements and/or waivers.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 17 for a description of indices. Please note that indices do not take into account any fees or expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions. The Fund may invest in securities not included in a described index or may not invest in all securities included in a described index.

2
The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3
The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 (class' inception date) through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4
The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5
The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6
The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940 ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7
The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996.

8
The performance information for Institutional Class, Class A, Class C and Class R3 prior to the classes' inception date is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class.

9
Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of the Fund's income is exempt from federal income taxes.

10	A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11
The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12
The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13
The performance information for Trust Class, Class A and Class C prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C.

14	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays 1-3 Year U.S. Government/Credit Index:
An unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays 7-Year General Obligation Index:
An unmanaged total return performance benchmark for the 7-year (6-8) maturity component of the Barclays General Obligation ("G.O.") Index, which tracks the performance of the investment-grade G.O. (state and local) tax-exempt bond market.

Barclays U.S. Aggregate Index:
An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

S&P/LSTA Leverage Loan Index:
A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:
An unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2012 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 4/30/2012 (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During the Period(1) 11/1/11 - 4/30/12	Expense Ratio	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Expenses Paid During the Period(1) 11/1/11 - 4/30/12	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$1,000.00	$1,032.30	$4.30	.85%	$1,000.00	$1,020.64	$4.27	.85%
Institutional Class	$1,000.00	$1,034.30	$2.28	.45%	$1,000.00	$1,022.63	$2.26	.45%
Class A	$1,000.00	$1,033.30	$4.30	.85%	$1,000.00	$1,020.64	$4.27	.85%
Class C	$1,000.00	$1,029.40	$8.07	1.60%	$1,000.00	$1,016.91	$8.02	1.60%
Neuberger Berman Floating Rate Income Fund
Institutional Class	$1,000.00	$1,055.80	$3.58	.70%	$1,000.00	$1,021.38	$3.52	.70%
Class A	$1,000.00	$1,053.80	$5.46	1.07%	$1,000.00	$1,019.54	$5.37	1.07%
Class C	$1,000.00	$1,049.90	$9.28	1.82%	$1,000.00	$1,015.81	$9.12	1.82%
Neuberger Berman High Income Bond Fund
Investor Class	$1,000.00	$1,061.70	$4.31	.84%	$1,000.00	$1,020.69	$4.22	.84%
Institutional Class	$1,000.00	$1,062.40	$3.54	.69%	$1,000.00	$1,021.43	$3.47	.69%
Class A	$1,000.00	$1,060.40	$5.53	1.08%	$1,000.00	$1,019.49	$5.42	1.08%
Class C	$1,000.00	$1,056.20	$9.56	1.87%	$1,000.00	$1,015.56	$9.37	1.87%
Class R3	$1,000.00	$1,058.90	$7.01	1.37%	$1,000.00	$1,018.05	$6.87	1.37%
Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,047.50	$3.31	.65%	$1,000.00	$1,021.63	$3.27	.65%
Institutional Class	$1,000.00	$1,048.30	$2.55	.50%	$1,000.00	$1,022.38	$2.51	.50%
Class A	$1,000.00	$1,045.50	$4.42	.87%	$1,000.00	$1,020.54	$4.37	.87%
Class C	$1,000.00	$1,041.60	$8.22	1.62%	$1,000.00	$1,016.81	$8.12	1.62%
Neuberger Berman Short Duration Bond Fund
Investor Class	$1,000.00	$1,024.30	$3.52	.70%	$1,000.00	$1,021.38	$3.52	.70%
Trust Class	$1,000.00	$1,023.00	$4.02	.80%	$1,000.00	$1,020.89	$4.02	.80%
Institutional Class	$1,000.00	$1,024.00	$2.52	.50%	$1,000.00	$1,022.38	$2.51	.50%
Class A	$1,000.00	$1,022.70	$4.38	.87%	$1,000.00	$1,020.54	$4.37	.87%
Class C	$1,000.00	$1,018.90	$8.13	1.62%	$1,000.00	$1,016.81	$8.12	1.62%
Neuberger Berman Strategic Income Fund
Trust Class	$1,000.00	$1,048.90	$5.60	1.10%	$1,000.00	$1,019.39	$5.52	1.10%
Institutional Class	$1,000.00	$1,050.70	$3.82	.75%	$1,000.00	$1,021.13	$3.77	.75%
Class A	$1,000.00	$1,048.60	$5.86	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Class C	$1,000.00	$1,045.00	$9.41	1.85%	$1,000.00	$1,015.66	$9.27	1.85%

(1)	For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (23.0%)
$2,785	U.S. Treasury Bonds, 6.88%, due 8/15/25	$4,235	ØØ
2,215	U.S. Treasury Bonds, 4.50%, due 2/15/36	2,814	ØØ
11,581	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17	13,642
2,165	U.S. Treasury Inflation Index Notes, 0.13%, due 4/15/17	2,317
2,045	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	2,345	ØØ
10,000	U.S. Treasury Notes, 1.13%, due 12/15/12	10,059	ØØ
30	U.S. Treasury Notes, 2.38%, due 10/31/14	32
12,735	U.S. Treasury Notes, 3.13%, due 1/31/17	14,133
6,780	U.S. Treasury Notes, 3.63%, due 8/15/19	7,848	ØØ

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $54,112)		57,425

Mortgage-Backed Securities (52.6%)

Collateralized Mortgage Obligations (1.1%)
203	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 2.79%, due 9/20/35	137	µ
59	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.46%, due 7/20/36	46	µ
105	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.51%, due 1/25/36	78	µ
262	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.62%, due 11/25/35	208	µ
197	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 3.01%, due 5/25/35	160	µ
329	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 2.74%, due 3/25/47	220	µ
163	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 2.78%, due 1/25/37	96	µ
37	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 2.95%, due 5/25/36	22	µ
363	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 3.20%, due 6/25/36	187	µ
494	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 2.95%, due 6/25/35	387	µ
158	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.36%, due 4/25/47	64	µ
81	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.50%, due 7/25/35	78	µ
233	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 3.72%, due 9/25/35	142	µ
288	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 3.89%, due 1/25/36	162	µ
109	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.44%, due 9/25/46	52	µ
505	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.93%, due 6/15/49	548	µ

		2,587

Commercial Mortgage-Backed (12.3%)
390	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	430
500	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	556
1,025	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	1,155	ØØ
725	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.60%, due 6/10/49	815	µØØ
500	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	529	µ
500	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	535	ØØ
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	459	µ
775	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	859
1,075	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.00%, due 12/10/49	1,222	µØØ
1,000	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	1,122	ØØ
102	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.42%, due 4/15/22	92	ñµ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.68%, due 6/15/39	87	µ
1,200	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,323	ØØ
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.77%, due 9/15/39	1,079	µ
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	104
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,095	µØØ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.20%, due 2/15/41	281	µ
1,225	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.81%, due 5/15/46	1,348	µØØ
346	DBUBS Mortgage Trust, Ser. 20011-LC1A, Class A1, 3.74%, due 11/10/46	370	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$850	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	$941
2,050	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	2,283	ØØ
600	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	668	µØØ
550	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	623	ØØ
2,140	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	2,377	µØØ
1,100	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	1,212	ØØ
1,950	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	2,173	ØØ
1,380	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.82%, due 6/15/49	1,526	µØØ
544	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class ASB, 5.69%, due 2/12/51	590	ØØ
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,369	µØØ
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,082	ØØ
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.75%, due 6/12/50	1,513	µØØ
493	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	506
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	346

		30,670

Fannie Mae (18.3%)
22	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.48%, due 5/25/32	21	µ
5,045	Pass-Through Certificates, 6.00%, due 11/1/15 – 11/1/38	5,597
6,617	Pass-Through Certificates, 5.00%, due 3/1/21 – 7/1/39	7,194	ØØ
11,757	Pass-Through Certificates, 5.50%, due 5/1/30 – 7/1/41	12,877	ØØ
75	Pass-Through Certificates, 8.50%, due 4/1/34	92
2,621	Pass-Through Certificates, 4.50%, due 5/1/40 – 6/1/41	2,814	ØØ
656	Pass-Through Certificates, 4.00%, due 12/1/41	695	ØØ
2,410	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	2,549	Ø
7,335	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	7,853	Ø
3,200	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	3,475	Ø
2,310	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	2,526	Ø

		45,693

Freddie Mac (20.9%)
1,355	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	1,760	ØØ
3,497	Pass-Through Certificates, 5.00%, due 5/1/23 – 5/1/41	3,782	ØØ
24	Pass-Through Certificates, 6.50%, due 11/1/25	27
7,252	Pass-Through Certificates, 5.50%, due 5/1/35 – 11/1/38	7,910	ØØ
259	Pass-Through Certificates, 2.57%, due 2/1/37	276	µ
560	Pass-Through Certificates, 4.30%, due 4/1/37	596	µ
150	Pass-Through Certificates, 6.00%, due 12/1/37	166
3,422	Pass-Through Certificates, 4.50%, due 7/1/39 – 7/1/41	3,653	ØØ
2,363	Pass-Through Certificates, 4.00%, due 12/1/40 – 2/1/41	2,497	ØØ
3,035	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	3,146	Ø
2,845	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	2,995	Ø
13,930	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	14,694	Ø
6,605	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	7,043	Ø
3,315	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	3,610	Ø

		52,155

	Total Mortgage-Backed Securities (Cost $127,128)	131,105

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Corporate Debt Securities (26.9%)

Aerospace & Defense (0.8%)
$615	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	$653
1,135	L-3 Communications Corp., Guaranteed Notes, 5.20%, due 10/15/19	1,247	ØØ

		1,900

Agriculture (0.6%)
1,220	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	1,520	ØØ

Airlines (0.4%)
442	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	479	ØØ
445	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 6.20%, due 7/2/18	482	ØØ

		961

Auto Manufacturers (0.5%)
485	Daimler Finance N A. LLC, Guaranteed Notes, 2.40%, due 4/10/17	490	ñ
675	Volkswagen Int'l Finance NV, Guaranteed Notes, 2.38%, due 3/22/17	683	ñØØ

		1,173

Banks (6.2%)
970	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	1,003	ØØ
590	Bank of America Corp., Senior Unsecured Notes, 4.75%, due 8/1/15	616
455	Bank of America Corp., Senior Unsecured Notes, 6.50%, due 8/1/16	497
770	Bank of America Corp., Senior Unsecured Medium-Term Notes, Ser. L, 5.65%, due 5/1/18	814
275	Bank of America Corp., Senior Unsecured Notes, 5.88%, due 2/7/42	272
885	Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Unsecured Notes, 2.35%, due 2/23/17	898	ñ
690	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	689
670	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	743	ØØ
465	DNB Bank ASA, Senior Unsecured Notes, 3.20%, due 4/3/17	470	ñ
1,195	Goldman Sachs Group, Inc., Senior Notes, 3.30%, due 5/3/15	1,194
1,240	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.75%, due 1/24/22	1,295	ØØ
615	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	608
510	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, due 3/30/22	518
1,090	JPMorgan Chase & Co., Unsecured Medium-Term Notes, 1.88%, due 3/20/15	1,097	ØØ
1,945	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	1,922	ØØ
2,090	National Australia Bank of New York, Senior Unsecured Medium-Term Notes, 2.00%, due 3/9/15	2,101	ØØ
755	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 1.25%, due 2/13/15	757

		15,494

Beverages (1.4%)
355	Molson Coors Brewing Co., Guaranteed Notes, 5.00%, due 5/1/42	362	Ø
585	PepsiCo, Inc., Senior Unsecured Notes, 2.75%, due 3/5/22	584
1,030	Pernod-Ricard SA, Senior Unsecured Notes, 2.95%, due 1/15/17	1,048	ñØØ
615	Pernod-Ricard SA, Senior Unsecured Notes, 5.50%, due 1/15/42	629	ñ
870	SABMiller Holdings, Inc., Guaranteed Notes, 3.75%, due 1/15/22	905	ñ

		3,528

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Biotechnology (0.2%)
$355	Amgen, Inc., Senior Unsecured Notes, 5.15%, due 11/15/41	$370

Commercial Services (0.6%)
705	ERAC USA Finance Co., Senior Notes, 4.50%, due 8/16/21	735	ñ
685	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	798	ñ

		1,533

Computers (0.7%)
920	Hewlett-Packard Co., Senior Unsecured Notes, 2.60%, due 9/15/17	922	ØØ
675	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	713	ØØ

		1,635

Diversified Financial Services (2.1%)
1,755	American Honda Finance Corp., Senior Unsecured Notes, 1.45%, due 2/27/15	1,767	ñØØ
665	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	726	ØØ
985	General Electric Capital Corp., Unsecured Medium-Term Notes, 2.30%, due 4/27/17	986
1,815	Hyundai Capital Services, Inc., Senior Unsecured Notes, 3.50%, due 9/13/17	1,832	ñ

		5,311

Electric (1.0%)
1,550	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	1,599	ØØ
485	Georgia Power Co., Senior Notes, 4.30%, due 3/15/42	491
460	Progress Energy, Inc., Senior Unsecured Notes, 3.15%, due 4/1/22	459

		2,549

Electronics (0.2%)
495	Philips Electronics NV, Senior Unsecured Notes, 3.75%, due 3/15/22	510

Gas Distribution (0.2%)
425	Enterprise Products Operating LLC, Guaranteed Notes, 5.95%, due 2/1/41	485

Industrial (0.4%)
915	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	1,004	ØØ

Insurance (0.4%)
365	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.13%, due 4/15/22	369
695	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	733	ØØ

		1,102

Media (2.6%)
1,260	DIRECTV Holdings LLC, Guaranteed Notes, 2.40%, due 3/15/17	1,263	ñ
365	DIRECTV Holdings LLC, Guaranteed Notes, 5.00%, due 3/1/21	399
575	DIRECTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	615	ØØ
565	NBCUniversal Media LLC, Senior Unsecured Notes, 6.40%, due 4/30/40	686

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,080	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	$1,426	ØØ
885	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	933
555	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	632
580	Time Warner, Inc., Guaranteed Notes, 5.38%, due 10/15/41	617

		6,571

Mining (0.6%)
1,440	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 3.55%, due 3/1/22	1,423	ØØ

Multi-National (0.3%)
765	European Investment Bank, Senior Unsecured Notes, 1.63%, due 6/15/17	765	ØØ

Office - Business Equipment (0.7%)
1,590	Xerox Corp., Senior Unsecured Notes, 4.50%, due 5/15/21	1,660	ØØ

Oil & Gas (0.9%)
530	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	613
520	Apache Corp., Senior Unsecured Notes, 3.25%, due 4/15/22	537
835	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	889
280	Phillips 66, Guaranteed Notes, 4.30%, due 4/1/22	292	ñ

		2,331

Pharmaceuticals (0.8%)
470	Express Scripts Holding Co., Guaranteed Notes, 3.50%, due 11/15/16	497	ñ
1,500	Express Scripts Holding Co., Guaranteed Notes, 2.65%, due 2/15/17	1,527	ñØØ

		2,024

Pipelines (0.4%)
485	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.20%, due 2/1/22	517
485	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	546

		1,063

Real Estate Investment Trust (1.4%)
1,085	Alexandria Real Estate Equities, Inc., Guaranteed Notes, 4.60%, due 4/1/22	1,090	ØØ
2,270	Ventas Realty L.P., Guaranteed Notes, 4.00%, due 4/30/19	2,308

		3,398

Retail (0.2%)
465	Lowe's Cos., Inc., Senior Unsecured Notes, 3.12%, due 4/15/22	471

Steel Producers - Products (0.9%)
1,045	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	1,102	ØØ
945	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	1,142	ØØ

		2,244

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Telecommunications (2.3%)
$525	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	$651
820	Deutsche Telekom Int'l Finance BV, Guaranteed Notes, 2.25%, due 3/6/17	814	ñ
615	Deutsche Telekom Int'l Finance BV, Guaranteed Notes, 4.88%, due 3/6/42	580	ñØØ
540	France Telecom SA, Senior Unsecured Notes, 5.38%, due 1/13/42	549	ØØ
1,075	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	1,211
950	Telefonica Emisiones SAU, Guaranteed Notes, 3.99%, due 2/16/16	918	ØØ
1,035	Telefonica Emisiones SAU, Guaranteed Notes, 5.46%, due 2/16/21	973	ØØ

		5,696

Transportation (0.1%)
355	CSX Corp., Senior Unsecured Notes, 4.75%, due 5/30/42	356

	Total Corporate Debt Securities (Cost $65,072)	67,077

Asset-Backed Securities (0.3%)
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.39%, due 8/25/36	113	µ
18	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.70%, due 12/25/33	16	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.61%, due 1/25/36	49	µ
62	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.44%, due 4/25/36	41	µ
23	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.50%, due 8/25/35	21	µ
358	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.41%, due 3/25/36	227	µ
38	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 0.99%, due 9/25/33	33	µ
61	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.46%, due 4/25/33	58	µ
60	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.40%, due 1/20/36	55	µ
71	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.42%, due 3/20/36	66	µ
153	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.34%, due 7/25/36	51	µ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.89%, due 7/13/46	0	µ#*
42	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.29%, due 1/25/35	4	µ
278	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.34%, due 7/25/36	134	µ
11	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.92%, due 3/25/33	7	µ
28	Residential Asset Mortgage Products, Inc., Ser. 2003-RS3, Class AII, 0.96%, due 4/25/33	20	µ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.78%, due 3/25/35	6	µ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.92%, due 1/25/34	3	µ

Total Asset-Backed Securities (Cost $2,297)		904

NUMBER OF SHARES

Short-Term Investments (15.6%)
38,792,092	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $38,792)	38,792

Total Investments (118.4%) (Cost $287,401)		295,303	##

Liabilities, less cash, receivables and other assets [(18.4%)]		(45,996	)±

Total Net Assets (100.0%)		$249,307

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (87.8%)

Aerospace & Defense (0.5%)
$658	Sequa, Term Loan B2, 6.25%, due 12/3/14	$660
459	Transdigm Inc., Term Loan B2, 4.25%, due 2/14/17	459

		1,119

Air Transport (0.5%)
992	Delta Air Lines, Term Loan B, 5.50%, due 4/20/17	993

All Telecom (3.2%)
246	Integra Telecom, Term Loan B, 9.25%, due 4/15/15	235
1,473	Intelsat, Term Loan B, 5.25%, due 4/2/18	1,480
300	Level 3 Financing Inc., Term Loan B3, 5.75%, due 9/1/18	304
2,850	Level 3 Financing Inc., Term Loan B-2, 5.75%, due 9/1/18	2,889
1,626	Syniverse Technologies, Term Loan B2, 5.00%, due 4/10/19	1,627	¢^^

		6,535

Automotive (2.2%)
1,289	Autoparts Holdings, Term Loan B, 6.50%, due 7/29/17	1,266
1,945	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	1,979
1,040	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/15/19	1,025	¢^^
226	United Components, Term Loan B, 5.50%, due 7/26/17	227

		4,497

Building & Development (2.1%)
966	Capital Automotive REIT, Term Loan B-1, 5.25%, due 3/11/17	962
1,059	Capital Automotive REIT, Term Loan B, 5.25%, due 3/11/17	1,054
571	Custom Building Products, Term Loan B, 5.75%, due 3/19/15	567
1,047	Goodman Global Inc., Term Loan B, 5.75%, due 10/28/16	1,051
91	Realogy, Letter of Credit, 4.55%, due 10/10/16	85
586	Realogy, Term Loan B-2, 4.77%, due 10/10/16	545

		4,264

Business Equipment & Services (7.6%)
1,308	Acosta Inc., Term Loan B, 4.75%, due 3/1/18	1,307
1,045	Advantage Sales & Marketing, Second Lien Term Loan B, 9.25%, due 6/18/18	1,043
500	Brand Services, Inc., Term Loan B, 2.50%, due 2/7/14	456
1,267	Brickman Group Holdings Inc., Term Loan B, 7.25%, due 10/14/16	1,277
782	Brock Holdings III, Term Loan B, 6.00%, due 3/16/17	777
967	Brock Holdings III, Second Lien Term Loan B, 10.00%, due 3/16/18	940
1,551	Ceridian Corp., Term Loan B, 3.24%, due 11/9/14	1,483
1,791	KAR Auction Services, Term Loan B, 5.00%, due 5/19/17	1,799
2,080	Monitronics, Term Loan B, 5.50%, due 3/23/18	2,088
1,177	Protection One, Term Loan B-1, 5.75%, due 3/16/19	1,178
1,672	Quintiles Transnational Corp., Term Loan B, 5.00%, due 6/8/18	1,673
1,658	SymphonyIRI, Term Loan B-1, 5.00%, due 12/1/17	1,658

		15,679

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Cable & Satellite Television (2.2%)
$980	Cequel Communications LLC, Term Loan B, 4.00%, due 2/15/19	$970
1,523	Charter Communications Operating LLC, Term Loan D, 4.00%, due 4/9/19	1,517
2,000	UPC Distribution, Term Loan AB, 4.75%, due 12/31/17	2,004

		4,491

Chemicals & Plastics (4.5%)
52	Ineos Holdings, Term Loan C, 8.00%, due 12/16/14	54
2,030	Ineos Holdings, Term Loan B-1, due 5/4/18	2,037	¢^^
1,532	OM Group Inc., Term Loan B, 5.75%, due 8/2/17	1,540
825	PQ Corporation, Second Lien Term Loan B, 6.74%, due 7/30/15	784
1,833	Styron, Term Loan B, 6.00%, due 8/2/17	1,709
975	Taminco, Term Loan B, 6.25%, due 1/31/19	982
212	Tronox Inc., Term Loan B DD, 4.25%, due 2/3/18	212	††
768	Tronox Inc., Term Loan B, 4.25%, due 2/15/18	769
1,253	Univar, Term Loan B, 5.00%, due 6/30/17	1,255

		9,342

Containers & Glass Products (3.6%)
1,729	Exopack, Term Loan B, 6.50%, due 5/31/17	1,721
335	Mauser, Term Loan B-2, 2.84%, due 6/13/15	296
335	Mauser, Term Loan C2, 3.09%, due 6/13/16	297
2,852	Reynolds Group, Term Loan C, 6.50%, due 8/9/18	2,889
2,220	Sealed Air, Term Loan B, 4.75%, due 10/3/18	2,242

		7,445

Cosmetics - Toiletries (0.5%)
995	Yankee Candle Company, Term Loan B, 5.25%, due 4/2/19	1,001

Drugs (0.3%)
536	Prestige Brands, Term Loan B, 5.25%, due 1/31/19	539

Electronics - Electrical (8.9%)
1,424	Aspect Software Inc., Term Loan B, 6.25%, due 5/7/16	1,422
1,813	BOC Edwards, Term Loan B-1, 5.50%, due 5/31/16	1,802
1,012	CommScope, Term Loan B2, 4.25%, due 1/14/18	1,012
1,910	Datatel, Inc., Term Loan B, 6.25%, due 7/31/18	1,939
1,363	Epicor Software Corp., Term Loan B, 5.00%, due 5/16/18	1,363
1,460	Freescale Semiconductor, Term Loan B, 6.00%, due 2/22/19	1,460
1,965	Genesys, Term Loan B, 6.75%, due 1/31/19	1,989
2,968	Go Daddy, Term Loan B2, 5.50%, due 12/17/18	2,976
1,466	Kronos, Term Loan C, 6.25%, due 12/28/17	1,475
1,927	NXP Funding, Term Loan A2, 5.50%, due 3/4/17	1,927	¢^^
975	NXP Funding, Term Loan B, 5.25%, due 3/19/19	974

		18,339

Equipment Leasing (1.9%)
1,016	AWAS, Term Loan B, 5.25%, due 6/10/16	1,023
1,560	International Lease Finance Co., Term Loan D, 5.00%, due 6/30/17	1,564	Ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,285	NES Rentals Holdings, Inc., Second Lien Term Loan B, 10.00%, due 7/20/13	$1,278

		3,865

Farming - Agriculture (0.3%)

694	Bolthouse Farms, Term Loan B, 5.50%, due 2/11/16	697

Finance (1.2%)
2,630	American General Finance Co., Term Loan B, 5.50%, due 5/10/17	2,491

Financial Intermediaries (6.6%)
2,700	CITCO, Term Loan B, 5.50%, due 6/29/18	2,675
1,095	First Data, Term Loan B2, 4.24%, due 3/23/18	998
637	Fortress Investment Group, Term Loan B, 5.75%, due 10/7/15	637
1,007	HarbourVest Partners, Term Loan B, 6.25%, due 12/17/16	1,008
531	Lender Processing Services, Term Loan B, 5.50%, due 8/14/18	534
1,025	LPL Financial Services, Term Loan B, 4.00%, due 3/15/19	1,025
1,720	Nuveen, Term Loan B-1, 7.25%, due 5/13/17	1,728
2,511	Ocwen Financial, Term Loan B, 7.00%, due 9/1/16	2,530
1,873	Walter Investments, Term Loan B, 7.75%, due 6/30/16	1,877
535	Walter Investments, Second Lien Term Loan B, 12.50%, due 12/30/16	555

		13,567

Food & Drug Retailers (0.8%)
1,620	Rite Aid Corp., Term Loan D, 4.50%, due 3/3/18	1,609

Food Products (1.9%)
1,602	Del Monte Corp., Term Loan B, 4.50%, due 3/8/18	1,591
1,215	Pinnacle Foods Group Inc., Term Loan E, due 9/1/18	1,216 ¢^^
1,030	Weight Watchers International, Term Loan F, 4.00%, due 3/15/19	1,029

		3,836

Food Service (1.2%)
494	U.S. Foodservice Inc., Term Loan B, 2.74%, due 7/3/14	485
1,938	U.S. Foodservice Inc., Term Loan B-1, 5.75%, due 3/31/17	1,942

		2,427

Health Care (7.3%)
957	Aurora Diagnostics, Term Loan B, 6.25%, due 5/26/16	948
1,772	CareStream Health Inc., Term Loan B, 5.00%, due 2/25/17	1,723
1,382	EMS, Term Loan B, 5.25%, due 5/25/18	1,385
1,011	Grifols, Term Loan B2, 4.50%, due 6/1/17	1,011
993	Health Management Associates Inc., Term Loan B, 4.50%, due 11/16/18	993
1,381	IASIS Healthcare Corporation, Term Loan B, 5.00%, due 5/3/18	1,384
1,005	Immucor, Term Loan B, 7.25%, due 8/17/18	1,014
546	Kindred Healthcare, Term Loan B, 5.25%, due 6/1/18	524
2,055	Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, due 12/5/18	2,075
580	Select Medical, Term Loan B, 5.50%, due 6/1/18	563

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$555	Sheridan Healthcare, Inc., Second Lien Term Loan B, 5.99%, due 6/15/15	$540
1,980	United Surgical Partners, Term Loan B2, 6.00%, due 4/1/19	1,981
975	Valeant Pharmaceuticals, Term Loan B, 3.75%, due 1/30/19	970

		15,111

Home Furnishings (0.8%)
1,574	National Bedding Company LLC, Second Lien Term Loan B, 5.25%, due 2/28/14	1,560

Industrial Equipment (3.3%)
524	Colfax, Term Loan B, 4.50%, due 9/12/18	526
1,572	Husky Injection Molding, Term Loan B, 6.50%, due 7/2/18	1,582
84	Kinetek Inc., Term Loan B-2, 2.74%, due 11/10/13	83
827	Kinetek Inc., Term Loan B, 2.74%, due 11/10/13	815
1,392	Rexnord Corp., Term Loan B, 5.00%, due 4/1/18	1,401
935	Terex Corp., Term Loan B, 5.50%, due 4/28/17	941
1,397	Unifrax, Term Loan B, 7.00%, due 11/28/18	1,409

		6,757

Insurance (0.3%)
568	Sedgwick Holdings Inc., Term Loan B, 5.00%, due 12/31/16	566

Leisure Goods - Activities - Movies (1.7%)
2,478	EMI Publishing, Term Loan B, due 3/2/18	2,493	¢^^
970	Six Flags Theme Parks Inc., Term Loan B, 4.25%, due 12/20/18	971

		3,464

Lodging & Casinos (3.0%)
1,511	Boyd Gaming Corporation, Term Loan A2, 6.00%, due 12/17/15	1,525
561	Harrahs Entertainment, Term Loan B-6, 5.49%, due 1/28/18	514
1,737	Mondrian Investment, Term Loan B, 5.50%, due 7/12/18	1,747
1,532	SkillSoft, Term Loan B, 6.50%, due 5/26/17	1,536
911	Station Casinos, Term Loan B-1, 3.24%, due 6/17/16	848

		6,170

Nonferrous Metals - Minerals (0.3%)
604	Fairmount Minerals, Term Loan B-1, 5.25%, due 3/15/17	604

Oil & Gas (2.9%)
1,975	Crestwood Midstream, Term Loan B, 9.75%, due 3/26/17	2,005
355	Everest Acquisition LLC, Term Loan B, due 5/1/18	359	¢^^
3,767	Frac Tech, Term Loan B, 6.25%, due 5/6/16	3,611

		5,975

Publishing (3.1%)
1,353	CanWest MediaWorks, Term Loan B, 6.25%, due 7/13/16	1,344
1,025	Getty Images, Term Loan B-1, due 11/5/15	1,028	¢^^

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,628	IWCO Direct, Term Loan B, 3.61%, due 8/7/14	$1,465	Ñ
170	IWCO Direct, Term Loan B DD, 3.61%, due 8/7/14	153	Ñ
843	Quad/Graphics, Term Loan B, 4.00%, due 7/26/18	838
473	R.H. Donnelley Inc., Term Loan C, 2.97%, due 10/24/14	260
1,371	Thomson Learning, Term Loan B, 5.74%, due 7/5/17	1,223	¢^^

		6,311

Radio & Television (3.4%)
1,051	Clear Channel, Term Loan A, 3.64%, due 7/30/14	975
1,170	Clear Channel, Term Loan B, 3.89%, due 1/29/16	943
1,949	Cumulus Media, Term Loan B-1, 5.75%, due 9/16/18	1,963
685	Formula One, Term Loan B, due 4/28/17	690	¢^^
1,498	FoxCo Acquisition, Term Loan B-1, 4.75%, due 7/14/15	1,508
1,090	Univision Communications Inc., Term Loan, 4.49%, due 3/31/17	1,018

		7,097

Retail (0.6%)
1,325	PETCO Animal Supply Inc., Term Loan B-1, 4.50%, due 12/1/17	1,325

Retailers (except food & drug) (6.6%)
1,890	99¢ Only Stores, Term Loan B2, 5.25%, due 1/13/19	1,894
1,315	Amscan Holdings, Inc., Term Loan B, 6.75%, due 12/2/17	1,319
361	Bass Pro Shops, Term Loan B2, 5.25%, due 6/13/17	362
966	Bass Pro Shops, Term Loan B, 5.25%, due 6/13/17	967
1,745	Gymboree, Term Loan B, 5.00%, due 2/23/18	1,677
1,123	Harbor Freight Tools, Term Loan B, 7.25%, due 12/22/17	1,125
1,047	Lord & Taylor, Term Loan B, 5.75%, due 1/11/19	1,060
1,494	Michaels Stores Inc., Term Loan B-2, 5.00%, due 7/31/16	1,502
1,365	Neiman Marcus Group Inc., Term Loan B, 4.75%, due 5/16/18	1,365
1,488	Toys R US, Term Loan B, 6.00%, due 9/1/16	1,486
710	Toys R US, Term Loan B2, 5.25%, due 5/25/18	694

		13,451

Steel (1.0%)

1,980	International Mill Services, Inc., Term Loan B, 5.75%, due 3/2/19	1,988

Surface Transport (0.7%)
982	Avis Budget Car Rental, Term Loan B-1, 6.25%, due 9/22/18	990
505	Avis Budget Car Rental, Term Loan B2, 4.25%, due 3/15/19	503

		1,493

Utilities (2.8%)
1,972	GenOn Energy, Term Loan B, 6.00%, due 9/20/17	1,956
66	Longview Power, Letter of Credit, 0.35%, due 2/28/14	59
1,974	Longview Power, Term Loan B, 6.00%, due 10/31/17	1,738
2,034	TPF Generation, Second Lien Term Loan B, 4.72%, due 12/15/14	1,970

		5,723

Total Bank Loan Obligations (Cost $178,806)		180,331

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Corporate Debt Securities (10.4%)

Airlines (0.4%)
$510	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	$522	ñ
243	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	258	ñØØ

		780

Chemicals (1.5%)
1,025	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	1,071	ñ
1,860	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	1,609	ØØ
475	Taminco Global Chemical Corp., Secured Notes, 9.75%, due 3/31/20	496	ñ

		3,176

Consumer - Commercial Lease Financing (2.0%)
2,000	CIT Group, Inc., Secured Unsecured Notes, Ser. C, 5.25%, due 4/1/14	2,060	ñØØ
680	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	740	ñ
835	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	858	ñ
535	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	551

		4,209

Electric - Generation (0.4%)
815	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	870	ñØØ

Gaming (0.5%)
940	Chester Downs & Marina LLC, Senior Secured Notes, 9.25%, due 2/1/20	989	ñ

Health Facilities (0.5%)
960	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	976

Media - Broadcast (0.5%)
995	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,006	ñØØ

Media - Cable (0.3%)
520	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	562	ñØØ

Packaging (0.9%)
1,410	Berry Plastics Corp., Secured Floating Rate Notes, 4.35%, due 9/15/14	1,385	µØØ
550	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	583	ØØ

		1,968

Printing & Publishing (0.5%)
495	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 5.50%, due 5/15/15	502
490	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	474

		976

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Real Estate Dev. & Mgt. (0.3%)
$525	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	$545	ñ

Software - Services (0.7%)
1,330	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,360	ñ

Specialty Retail (0.4%)
770	Toys "R" Us Property Co. I LLC, Senior Secured Notes, 8.50%, due 12/1/17	801

Steel Producers - Products (0.8%)
1,615	Ryerson, Inc., Senior Secured Floating Rate Notes, 7.84%, due 11/1/14	1,567	µØØ

Support - Services (0.4%)
800	NES Rentals Holdings, Inc., Secured Notes, 12.25%, due 4/15/15	788	ñØØ

Telecom - Wireless (0.3%)
760	Wind Acquisition Finance SA, Guaranteed Notes, 7.25%, due 2/15/18	718	ñ

	Total Corporate Debt Securities (Cost $20,771)	21,291

NUMBER OF SHARES

Short-Term Investments (2.9%)
422,146	State Street Institutional Government Money Market Fund Institutional Class	422
5,586,695	State Street Institutional Liquid Reserves Fund Institutional Class	5,587	ØØ

Total Short-Term Investments (Cost $6,009)		6,009

Total Investments (101.1%) (Cost $205,586)		207,631	##

Liabilities, less cash, receivables and other assets [(1.1%)]		(2,263)

Total Net Assets (100.0%)		$205,368

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (6.0%)

All Telecom (0.8%)
$9,975	Crown Castle, Term Loan B, 4.00%, due 1/31/19	$9,976
2,045	Level 3 Financing Inc., Term Loan B-2, 5.75%, due 9/1/18	2,073	¢^^
7,522	Level 3 Financing Inc., Term Loan B3, 5.75%, due 9/1/18	7,624
3,785	Syniverse Technologies, Term Loan, due 4/10/19	3,787	¢^^

		23,460

Automotive (1.1%)
9,401	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	9,564
20,815	Goodyear Tire & Rubber Company, Second Lien Term Loan, due 4/15/19	20,516	¢^^

		30,080

Business Equipment & Services (0.4%)
12,585	Monitronics, Term Loan B, 5.50%, due 3/23/18	12,635

Cable & Satellite Television (0.3%)
7,958	Charter Communications Operating LLC, Term Loan D, 4.00%, due 3/28/19	7,927

Electronics - Electrical (0.2%)
5,100	Datatel, Inc., Term Loan B, 6.25%, due 7/31/18	5,176	¢^^

Financial Intermediaries (0.9%)
12,033	First Data, Term Loan, 5.24%, due 3/24/17	11,484	¢^^
15,122	American General Finance Co., Term Loan B, 5.50%, due 5/10/17	14,325	¢^^

		25,809

Health Care (1.2%)
9,117	EMS, Term Loan B, 5.25%, due 5/25/18	9,142	¢^^
4,465	HCA, Term Loan B, 2.49%, due 11/15/13	4,399
8,214	Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, due 12/5/18	8,293
13,200	United Surgical Partners, Term Loan, due 4/1/19	13,205	¢^^

		35,039

Lodging & Casinos (0.7%)
21,201	Harrahs Entertainment, Term Loan B5, 4.49%, due 1/28/18	18,604	¢^^

Oil & Gas (0.1%)
3,469	Everest Acquisition LLC, Term Loan B, due 5/1/18	3,504	¢^^

Publishing (0.2%)
7,715	Thomson Learning, Term Loan B1, due 7/31/17	7,052	¢^^

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Radio & Television (0.1%)
$4,035	Clear Channel, Term Loan A, due 7/30/14	$3,743	¢^^

Total Bank Loan Obligations (Cost $171,425)		173,029

Corporate Debt Securities (88.6%)

Airlines (1.1%)
7,865	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	8,052	ñØØ
9,793	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	10,405	ñØØ
8,926	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	9,327	ñØØ
3,532	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	4,035

		31,819

Auto Loans (2.9%)
9,405	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 6/1/14	10,462
6,390	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 7.00%, due 4/15/15	7,125
11,155	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	12,822
23,395	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	29,627
3,655	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 5.75%, due 2/1/21	4,112
17,265	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 5.88%, due 8/2/21	19,511

		83,659

Automakers (1.0%)
8,290	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	8,580
7,780	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.25%, due 6/15/21	8,052
5,030	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	6,665
1,920	Ford Motor Co., Senior Unsecured Notes, 8.90%, due 1/15/32	2,467
2,794	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	3,723

		29,487

Banking (2.9%)
1,270	Ally Financial, Inc., Guaranteed Notes, Ser. 8, 6.75%, due 12/1/14	1,340
3,435	Ally Financial, Inc., Guaranteed Notes, 8.30%, due 2/12/15	3,770
11,070	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	11,314	ØØ
13,230	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	13,917	ØØ
1,695	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	1,848
20,375	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	23,340	ØØ
5,515	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	6,149
19,120	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	21,892	ØØ

		83,570

Building & Construction (0.9%)
2,750	Beazer Homes USA, Inc., Guaranteed Notes, 6.88%, due 7/15/15	2,516
1,696	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 6/15/18	1,442
1,040	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 5/15/19	871
8,500	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	8,861	ñ
6,390	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	6,758
3,635	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	3,835

		24,283

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Building Materials (0.8%)
$4,910	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	$5,234
9,810	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	9,639
6,490	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	6,798	ñ

		21,671

Chemicals (2.7%)
7,520	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	8,742
5,025	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	5,722
3,750	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	4,280
25,885	LyondellBasell Industries NV, Senior Notes, 5.00%, due 4/15/19	26,726	ñ
4,425	LyondellBasell Industries NV, Guaranteed Notes, 6.00%, due 11/15/21	4,779	ñ
31,939	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	27,627	ØØ

		77,876

Computer Hardware (0.3%)
8,110	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	8,799	ñ

Consumer - Commercial Lease Financing (6.5%)
8,610	American General Finance, Inc., Senior Unsecured Medium-Term Notes, Ser. I, 5.40%, due 12/1/15	7,362
2,695	CIT Group, Inc., Senior Unsecured Notes, 4.75%, due 2/15/15	2,749	ñ
5,977	CIT Group, Inc., Guaranteed Notes, 7.00%, due 5/2/16	5,992	ñ
5,892	CIT Group, Inc., Guaranteed Notes, 7.00%, due 5/2/17	5,907	ñ
19,190	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	20,869	ñ
39,025	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	40,098	ñ
3,240	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. Q, 5.25%, due 1/10/13	3,272
2,975	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.38%, due 3/25/13	3,049
19,960	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	20,559
8,035	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	8,216
14,245	Int'l Lease Finance Corp., Senior Secured Notes, 6.50%, due 9/1/14	15,135	ñ
17,770	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	19,680
6,545	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	7,347
1,965	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.88%, due 9/1/17	2,211
5,880	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	5,938
11,305	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	12,932
5,185	Springleaf Finance Corp., Senior Unsecured Medium-Term Notes, Ser. J, 6.90%, due 12/15/17	4,232

		185,548

Department Stores (1.0%)
3,070	JC Penney Co., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	2,978
28,235	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	25,059

		28,037

Diversified Capital Goods (0.2%)
4,790	Mueller Water Products, Inc., Guaranteed Notes, 7.38%, due 6/1/17	4,802

Electric - Generation (3.5%)
6,450	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	6,885	ñ
4,685	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	5,107	ñ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$12,640	Edison Mission Energy, Senior Unsecured Notes, 7.75%, due 6/15/16	$8,279
27,335	Edison Mission Energy, Senior Unsecured Notes, 7.00%, due 5/15/17	17,084
25,480	Edison Mission Energy, Senior Unsecured Notes, 7.20%, due 5/15/19	15,607
13,353	Edison Mission Energy, Senior Unsecured Notes, 7.63%, due 5/15/27	7,845
13,000	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	13,260
8,380	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	8,401
18,020	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	17,615

		100,083

Electric - Integrated (0.7%)
6,650	CMS Energy Corp., Senior Unsecured Notes, 4.25%, due 9/30/15	6,900
8,310	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	9,058	ñ
3,545	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	3,527

		19,485

Electronics (0.3%)
6,980	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	7,652	ñ
1,915	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	2,188	ñ

		9,840

Energy - Exploration & Production (9.7%)
4,080	ATP Oil & Gas Corp., Secured Notes, 11.88%, due 5/1/15	3,142
14,220	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	15,500
2,575	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	2,569
2,110	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	2,089
9,528	Chesapeake Energy Corp., Guaranteed Notes, 6.78%, due 3/15/19	9,266
9,880	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	9,633
19,655	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	18,574
10,170	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	10,526
14,450	Concho Resources, Inc., Guaranteed Notes, 5.50%, due 10/1/22	14,450
20,120	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	22,434
15,835	Everest Acquisition LLC, Senior Unsecured Notes, 9.38%, due 5/1/20	16,864	ñ
14,405	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	12,280
14,975	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	14,750	ñ
10,375	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	11,335
15,776	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	16,644
11,855	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	12,626
3,665	Pioneer Natural Resources Co., Guaranteed Notes, 5.88%, due 7/15/16	4,068
3,835	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	4,084
7,255	Plains Exploration & Production Co., Guaranteed Notes, 8.63%, due 10/15/19	8,162
945	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	983
9,335	Plains Exploration & Production Co., Guaranteed Notes, 6.75%, due 2/1/22	9,708
1,880	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	1,979
4,495	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	4,708
2,910	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	2,903
10,655	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	11,054	ñ
3,240	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	3,272
8,405	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	8,720	ñ
10,155	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	10,053	ñ
15,900	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	15,463	ñ

		277,839

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Food & Drug Retailers (0.5%)
$3,985	Rite Aid Corp., Secured Notes, 10.25%, due 10/15/19	$4,623
8,990	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	10,406

		15,029

Gaming (4.2%)
7,000	Ameristar Casinos, Inc., Guaranteed Notes, 7.50%, due 4/15/21	7,402	ñ
2,480	Boyd Gaming Corp., Senior Subordinated Notes, 7.13%, due 2/1/16	2,418
5,030	Caesars Entertainment Operating Co., Inc., Senior Secured Notes, 8.50%, due 2/15/20	5,181	ñ
7,645	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	8,104
5,185	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	5,483	ñ
17,774	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	19,127	c
4,526	MGM Mirage, Inc., Senior Secured Notes, 10.38%, due 5/15/14	5,160
3,410	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	3,546
1,805	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	2,013
43,930	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	45,028
6,120	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	6,487
7,345	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	7,988	ñ
3,057	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	3,378

		121,315

Gas Distribution (5.1%)
10,695	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	10,936
11,415	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	11,643
9,475	Chesapeake Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	9,120
10,400	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	11,697
5,765	El Paso Corp., Senior Unsecured Notes, 7.25%, due 6/1/18	6,596
5,970	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	6,821
6,535	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	7,452
16,665	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	18,456
11,870	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	12,493
2,000	Ferrellgas L.P., Senior Unsecured Notes, 6.50%, due 5/1/21	1,825
7,345	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	7,529
5,265	Inergy L.P., Guaranteed Notes, 6.88%, due 8/1/21	5,318
4,055	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	4,258
13,770	Kinder Morgan Finance Co., Senior Secured Notes, 6.00%, due 1/15/18	14,458	ñ
6,160	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	6,776
10,155	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	10,764

		146,142

Health Facilities (3.7%)
1,345	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,281
1,985	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	1,906
1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,219
15,600	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	17,501
7,195	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	7,699
3,395	HCA, Inc., Senior Secured Notes, 7.88%, due 2/15/20	3,768
5,590	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	5,681
6,460	Kindred Healthcare, Inc., Guaranteed Notes, 8.25%, due 6/1/19	5,701
13,195	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	13,855
3,590	Tenet Healthcare Corp., Senior Unsecured Notes, 9.25%, due 2/1/15	4,012
15,395	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	17,262

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$3,395	Universal Health Services, Inc., Senior Secured Notes, 7.13%, due 6/30/16	$3,845
5,000	Universal Health Services, Inc., Guaranteed Notes, 7.00%, due 10/1/18	5,381
14,955	USPI Finance Corp., Senior Unsecured Notes, 9.00%, due 4/1/20	15,665	ñ

		104,776

Hotels (0.5%)
12,475	Host Hotels & Resorts L.P., Unsubordinated Notes, Series W, 5.88%, due 6/15/19	13,255

Investments & Misc. Financial Services (1.6%)
22,510	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	23,692
19,305	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	20,632

		44,324

Leisure (0.3%)
7,095	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	7,946

Machinery (1.7%)
20,900	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	24,349
1,620	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	1,697
8,810	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	9,052
5,280	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	5,881
5,585	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	6,199

		47,178

Media - Broadcast (3.0%)
4,560	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	5,096	ñ
12,135	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	10,694
18,965	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	13,987
9,035	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	8,549
3,950	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	4,483	ñ
13,671	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	13,825	ñ
20,730	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	20,471	ñ
8,365	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	9,118	ñ

		86,223

Media - Cable (3.9%)
3,000	Cablevision Systems Corp., Senior Unsecured Notes, 7.75%, due 4/15/18	3,188
9,405	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	10,228
9,015	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	9,646
2,965	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	3,321
13,015	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	14,056	ñ
2,870	CSC Holdings LLC, Senior Unsecured Notes, 8.50%, due 4/15/14	3,164
13,705	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	14,219	ñ
2,100	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	2,331
3,890	CSC Holdings, Inc., Senior Unsecured Notes, 7.63%, due 7/15/18	4,308
3,615	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	4,067
10,075	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	11,032
9,475	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	10,280

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$3,745	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	$4,148
7,555	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	8,348
5,689	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	6,372
1,600	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.50%, due 1/15/18	1,744

		110,452

Media - Services (1.0%)
4,845	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	5,311
425	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	464	ñ
21,820	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	23,839

		29,614

Medical Products (0.7%)
7,525	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	7,657	ñ
2,635	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	2,678	ñ
9,315	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	9,967	ñ

		20,302

Metals - Mining Excluding Steel (3.0%)
6,085	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	5,446
5,450	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	4,864	ñ
26,940	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	27,883	ñ
24,475	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.00%, due 4/1/17	24,903	ñ
4,625	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	5,122
14,135	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	14,347	ñ
3,550	Peabody Energy Corp., Guaranteed Notes, 6.50%, due 9/15/20	3,648

		86,213

Packaging (3.5%)
2,800	Ball Corp., Guaranteed Notes, 7.13%, due 9/1/16	3,066
1,395	Ball Corp., Guaranteed Notes, 7.38%, due 9/1/19	1,552
18,356	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	19,457
35,485	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	38,767
6,148	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	6,947
3,215	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	3,360	ñ
8,950	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	9,666	ñ
9,625	Reynolds Group Issuer, Inc., Senior Unsecured Notes, 9.88%, due 8/15/19	10,034	ñ
6,155	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	6,340	ñ

		99,189

Pharmaceuticals (1.9%)
7,175	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	7,659
7,525	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	8,334	ñ
4,005	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	4,486	ñ
5,715	Pharmaceutical Product Development, Inc., Senior Unsecured Notes, 9.50%, due 12/1/19	6,258	ñ
16,225	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	16,813	ñ
9,390	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	9,660	ñ

		53,210

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Printing & Publishing (4.0%)
$6,895	Cengage Learning Acquisitions, Inc., Senior Secured Notes, 11.50%, due 4/15/20	$7,257	ñ
5,310	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	6,000
21,175	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	22,498
5,905	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	6,186
16,455	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	15,920
15,905	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	15,090
25,900	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	25,706
20,655	TL Acquisitions, Inc., Guaranteed Notes, 10.50%, due 1/15/15	16,472	ñ

		115,129

Real Estate Dev. & Mgt. (0.3%)
9,520	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	9,877	ñ

Software - Services (3.3%)
8,875	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	8,453
17,415	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	16,674	c
4,942	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	5,424
5,290	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	5,925
22,705	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	20,889
7,420	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	7,587	ñØØ
11,060	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	11,862	ñ
3,845	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	4,105
3,805	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	4,057	ØØ
8,915	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	9,884

		94,860

Specialty Retail (1.2%)
18,705	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	20,575
12,570	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	13,073

		33,648

Steel Producers - Products (0.0%)
1,550	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	1,290

Support - Services (1.0%)
2,095	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	2,247
5,520	Iron Mountain, Inc., Guaranteed Notes, 6.63%, due 1/1/16	5,527
6,570	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	7,161
4,355	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	3,538	ñ
2,470	RSC Equipment Rental, Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	2,668
3,490	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	3,948
2,030	UR Financing Escrow Corp., Secured Notes, 5.75%, due 7/15/18	2,096	ñ

		27,185

Telecom - Integrated Services (6.4%)
1,610	CenturyLink, Inc., Senior Unsecured Notes, 6.45%, due 6/15/21	1,676
15,000	CenturyLink, Inc., Senior Unsecured Notes, 5.80%, due 3/15/22	14,871
19,995	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	19,045

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$10,905	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	$11,750
8,855	Frontier Communications Corp., Senior Unsecured Notes, 8.50%, due 4/15/20	9,209
12,820	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	12,147	ñ
11,975	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	12,484	c
2,340	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	2,580
10,085	Level 3 Escrow, Inc., Guaranteed Notes, 8.13%, due 7/1/19	10,362	ñ
7,540	Level 3 Financing, Inc., Guaranteed Notes, 8.75%, due 2/15/17	7,842
7,695	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	8,060	ñ
3,370	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	3,682
1,390	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	1,574
3,600	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	3,843
9,110	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	10,263
5,621	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	5,642
1,585	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,684
15,960	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	17,636
11,115	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	11,921
14,760	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	15,461

		181,732

Telecom - Wireless (3.3%)
9,110	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	9,930	ñ
15,620	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	16,440
1,290	Crown Castle Int'l Corp., Senior Unsecured Notes, 9.00%, due 1/15/15	1,425
31,815	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	23,782
12,510	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	10,602
5,535	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	5,023
3,445	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	3,794	ñ
12,250	Sprint Nextel Corp., Guaranteed Notes, 7.00%, due 3/1/20	12,495	ñ
4,930	Wind Acquisition Finance SA, Guaranteed Notes, 7.25%, due 2/15/18	4,659	ñ
7,665	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	7,282	ñ

		95,432

Total Corporate Debt Securities (Cost $2,448,461)		2,531,119

NUMBER OF SHARES

Short-Term Investments (5.7%)
162,436,466	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $162,436)	162,436

Total Investments (100.3%) (Cost $2,782,322)		2,866,584	##

Liabilities, less cash, receivables and other assets [(0.3%)]		(9,842)

Total Net Assets (100.0%)		$2,856,742

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Municipal Debt Securities (100.7%)

Arizona (0.8%)
$1,000	Phoenix Civic Imp. Corp. Wastewater Sys. Jr. Lien Ref. Rev., Ser. 2011, 2.00%, due 7/1/18	$1,021

California (10.8%)
675	Acalanes Union High Sch. Dist. G.O. Ref., Ser. 2012, 4.00%, due 8/1/22	780	Ø
400	California Hlth. Fac. Fin. Au. Rev. (Hosp. Adventist Hlth. Sys.), Ser. 2002-A, (LOC: Wells Fargo Bank NA), 0.22%, due 9/1/25	400	µß
1,400	California Poll. Ctrl. Fin. Au. Env. Imp. Rev. (Air Prods. & Chemicals, Inc.), Ser. 1997, 0.27%, due 3/1/42	1,400	µß
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,061
1,000	California St. G.O., Ser. 2010, 5.25%, due 3/1/30	1,104
1,190	Mesa Cons. Wtr. Dist. Cert. of Participation, Ser. 2010, 5.00%, due 3/15/22	1,370
705	Oakland G.O. Ref., Ser. 2012, 5.00%, due 1/15/20	841
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,029
905	San Diego Pub. Fac. Fin. Au. Lease Ref. Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/21	980
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,818
630	San Francisco City & Co. Redev. Agcy. Lease Rev. Cap. Appreciation (George R. Moscone Convention Ctr.), Ser. 1992, 0.00%, due 7/1/12	629
740	San Marcos Unified Sch. Dist. G.O. (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	381	Ø
645	San Marcos Unified Sch. Dist. G.O. (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	308	Ø
1,000	Turlock Irrigation Dist. Ref. Rev. (First Priority), Ser. 2011, 5.00%, due 1/1/19	1,154
1,300	Walnut Pub. Fin. Au. Tax Allocation Rev. (Walnut Imp. Proj.), Ser. 2002, (AMBAC Insured), 5.38%, due 9/1/22	1,307

		14,562
Colorado (0.6%)
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	786

Delaware (0.7%)
1,000	Univ. of Delaware Rev., Ser. 2004-B, (LOC: Bank of America), 0.27%, due 11/1/34	1,000	µ

District of Columbia (1.0%)
1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	1,162	ß
165	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	191	ß
		1,353
Florida (6.5%)
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,092
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/01/2017	1,409	µ
1,000	Orange Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/19	1,186	Ø
1,000	Palm Beach Co. G.O. Ref. (Rec. & Cultural Facs.), Ser. 2010, 5.00%, due 7/1/20	1,231
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	717
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,409	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,752	ß

		8,796

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Georgia (1.0%)
$1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	$1,294

Illinois (8.9%)
2,000	Chicago G.O., Ser. 2010-A, 5.00%, due 12/1/15	2,271
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,175	ØØ
1,165	Chicago Park Dist. G.O., Ser. 2011-C, 5.00%, due 1/1/24	1,375
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/2020	1,812
200	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27	219
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30	1,111
750	DeKalb Kane LaSalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	426
2,000	Illinois St. G.O., Ser. 1997, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/22	2,006
1,500	Illinois St. G.O. Ref., Ser. 2010, (AGM Insured), 5.00%, due 1/1/15	1,638

		12,033

Indiana (3.5%)
1,280	Indiana Muni. Pwr. Agcy., Ser. 2011-A, 5.00%, due 1/1/18	1,508
940	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,116
200	Indiana St. Fin. Au. Rev. (Lease Appropriation), Ser. 2007-A2, (LOC: JP Morgan Chase Bank), 0.24%, due 2/1/37	200	µ
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,931

		4,755

Iowa (1.0%)
1,345	Iowa Fin. Au. Hlth. Care Fac. Rev. (Genesis Hlth. Sys.), Ser. 2010, 5.00%, due 7/1/13	1,409	ßØØ

Kansas (1.1%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	757	ß
750	Wichita Hosp. Rev. (Facs. Imp.), Ser. 2009-IIIA, 4.50%, due 11/15/12	764	ß

		1,521
Louisiana (0.4%)
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	608

Maryland (1.8%)
1,000	Maryland G.O. (St. & Local Facs. Loan), Ser. 2012-B, 3.00%, due 3/15/23	1,052
1,250	Maryland St. G.O., Ser. 2011-B, 4.00%, due 3/15/25	1,372

		2,424

Massachusetts (5.9%)
2,000	Massachusetts Bay Trans. Au. Rev. (Assessment), Ser. 2006-A, 5.25%, due 7/1/30	2,561
1,000	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 7/1/24	1,304
950	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,205
1,200	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	1,286

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	$561	ß
1,000	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Northeastern Univ.), Ser. 2008-T3, 2.70%, due 10/1/37 Putable 2/20/14	1,033	µß

		7,950

Michigan (4.9%)
350	Forest Hills Pub. Sch. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	385
315	L'Anse Creuse Pub. Sch. G.O. (Sch. Bldg. & Site), Ser. 2008, (LOC: JP Morgan Chase Bank), 0.25%, due 5/1/35	315	µ
2,075	Michigan St. Hosp. Fin. Au. Rev. (Ascension Healthcare Group), Ser. 1999-B4, 0.90%, due 11/15/33 Putable 03/16/2015	2,068	µØØ
1,500	Michigan St. Hsg. Dev. Au. Rental Hsg. Rev., Ser. 2011-B, 4.00%, due 10/1/16	1,574
2,160	Saginaw Valley St. Univ. Rev., Ser. 2010-A, 5.00%, due 7/1/13	2,270

		6,612

Minnesota (1.1%)
1,500	Becker PCR (No. St. Pwr. Co.), Ser. 1992-A, 8.50%, due 3/1/19	1,554	ß

Mississippi (0.9%)
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,194

Missouri (1.4%)
1,040	Missouri St. Dev. Fin. Board Infrastructure Facs. Ref. Rev. Wtr. Sys., Ser. 2009-E, 4.00%, due 11/1/15	1,098
750	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	822	ß

		1,920

Nebraska (1.1%)
1,220	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,436

Nevada (0.6%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	849

New Jersey (5.2%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	339
365	Harrison G.O., Ser. 2012-A, 4.25%, due 4/15/19	389
365	Harrison G.O., Ser. 2012-A, 4.25%, due 4/15/20	386
240	Harrison G.O., Ser. 2012-A, 4.25%, due 4/15/21	251
755	Morristown Parking Au. Rev., Ser. 2011, 4.00%, due 8/1/18	842
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,192
2,000	New Jersey Trans. Trust Fund Au., Ser. 2006-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/15/21	2,439	ØØ
1,000	New Jersey Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,217

		7,055

New Mexico (0.6%)
750	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	843

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

New York (10.4%)
$400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-F, (National Public Finance Guarantee Corp. Insured), 5.00%, due 5/1/19	$454
1,500	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2011-E, 5.00%, due 11/1/16	1,773
1,850	New York G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,237
1,000	New York St. Dorm. Au. (St. Personal Income Tax), Ser. 2011-C, 4.00%, due 3/15/19	1,158
1,690	New York St. Local Gov't Assist Corp., Ser. 1993-E, (AGM Insured), 6.00%, due 4/1/14	1,805
100	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured), 5.50%, due 1/1/14	105
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	917
1,000	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2010-A, 5.00%, due 3/15/19	1,223
2,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	2,178
1,000	Suffolk Co. Wtr. Au. Ref. Rev., Ser. 2012, 4.00%, due 6/1/24	1,135
1,125	Triborough Bridge & Tunnel Au. Ref. Rev., Ser. 2002-B, 5.25%, due 11/15/16	1,155

		14,140
North Carolina (0.9%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	810
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	346	ß

		1,156
Ohio (2.1%)
1,435	Akron JEDD Ref. Rev., Ser. 2011, 5.00%, due 12/1/19	1,681
1,000	Ohio St. G.O. (Infrastructure Imp.), Ser. 2011-B, 5.00%, due 8/1/19	1,233

		2,914
Oregon (0.6%)
800	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	824

Pennsylvania (2.5%)
1,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	986
1,285	Pennsylvania HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,305
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	391	ß
650	Pennsylvania St. Turnpike Commission Rev., Ser. 2011-B, 5.00%, due 12/1/14	712

		3,394
Puerto Rico (1.3%)
1,745	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/40	1,799

Rhode Island (2.1%)
1,420	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,489
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,306

		2,795

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

South Carolina (2.8%)
$870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	$1,090
2,335	South Carolina St. Pub. Svc. Au. Ref. Rev. (Santee Cooperative), Ser. 2012-A, 4.00%, due 12/1/20	2,689

		3,779
Tennessee (2.8%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,105
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Imp., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,723	ØØ

		3,828
Texas (8.1%)
1,000	Alamo Comm. College Dist. G.O. (Maintenance Tax Notes), Ser. 2011, 4.00%, due 2/15/20	1,163
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	839
705	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/20	793
460	Dallas Fort Worth Int'l Arpt. Ref. Rev., Ser. 2009-A, 5.00%, due 11/1/24	511
420	El Paso Independent Sch. Dist. Ref. G.O., Ser. 2011, (PSF Insured), 4.00%, due 8/15/26	456
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	896
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	1,004
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	266	ß
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24 Pre-Refunded 12/1/24	1,336
915	Lone Star College Sys. G.O., Ser. 2011, 3.00%, due 2/15/19	996
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	414
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	616
750	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 4.00%, due 7/1/19	883
415	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/17	472
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	280

		10,925
Virginia (3.9%)
1,200	Newport News Ref. G.O., Ser. 2011-B, 4.00%, due 7/1/19	1,404
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,148
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,707

		5,259
Washington (3.4%)
2,000	Energy Northwest Elec. Ref. Rev. (Proj. Number 1), Ser. 2002-B, (National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/17	2,018	ØØ
1,385	Energy Northwest Elec. Ref. Rev. (Proj. Number 3), Ser. 2010-A, 5.00%, due 7/1/18	1,689	ß
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	862

		4,569

	Total Investments (100.7%) (Cost $130,166)	136,357	##

	Liabilities, less cash, receivables and other assets [(0.7%)]	(996)

	Total Net Assets (100.0%)	$135,361

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (13.3%)
$1,250	U.S. Treasury Notes, 2.00%, due 11/30/13	$1,284
6,760	U.S. Treasury Notes, 2.13%, due 11/30/14	7,067

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $8,348)		8,351

U.S. Government Agency Securities (2.0%)
1,275	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.69%, due 6/15/12 (Cost $1,275)	1,276	µ@

Mortgage-Backed Securities (35.0%)

Adjustable Alt-B Mixed Balance (0.7%)
541	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.74%, due 7/25/35	427	µ

Adjustable Jumbo Balance (1.4%)
1,338	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 3.10%, due 4/19/36	930	µ

Adjustable Mixed Balance (3.3%)
986	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 3.04%, due 5/25/34	857	µ
1,360	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.62%, due 11/25/35	1,084	µ
160	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.37%, due 6/19/34	130	µ

		2,071
Commercial Mortgage-Backed (21.1%)
1,233	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	1,260
576	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.73%, due 3/15/49	607	µ
150	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.35%, due 1/15/46	154	µ
1,025	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	1,032
545	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	552
885	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	918
1,077	JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	1,084	ñ
1,500	LB-UBS Commercial Mortgage Trust, Ser. 2003-C1, Class C, 4.50%, due 12/15/36	1,515
875	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.02%, due 7/15/37	902	µ
639	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	654	ñ
1,178	Morgan Stanley Capital I, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	1,207
1,615	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	1,668
1,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.29%, due 12/15/44	1,008	µ
738	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	753	ñ

		13,314

Mortgage-Backed Non-Agency (3.8%)
591	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	609	ñ
1,373	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,430	ñ
300	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	322	ñ

		2,361

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Fannie Mae (2.3%)
$1,368	Pass-Through Certificates, 4.50%, due 4/1/39	$1,465

Freddie Mac (2.4%)
5	ARM Certificates, 1.63%, due 1/1/17	5	µ
1,410	Pass-Through Certificates, 4.50%, due 11/1/39	1,504

		1,509
Government National Mortgage Association (0.0%)
4	Pass-Through Certificates, 12.00%, due 3/15/14	4

Total Mortgage-Backed Securities (Cost $23,139)		22,081

Corporate Debt Securities (35.9%)

Auto Manufacturers (0.9%)
590	Daimler Finance N. A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	592	ñ

Banks (7.4%)
835	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	833
1,670	JP Morgan Chase & Co., Unsecured Medium-Term Notes, 1.88%, due 3/20/15	1,681
745	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	775
1,340	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	1,356

		4,645
Beverages (1.5%)
575	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	613
325	Anheuser-Busch Inbev Worldwide, Inc., Guaranteed Notes, 1.50%, due 7/14/14	330

		943
Commercial Services (0.6%)
405	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	408	ñ

Computers (2.2%)
1,400	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	1,407

Diversified Financial Services (8.5%)
945	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	991
510	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.65%, due 4/1/14	520
280	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	283
1,200	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	1,310
455	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	463
490	John Deere Capital Corp., Unsecured Notes, 0.88%, due 4/17/15	491
770	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	781
525	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	526

		5,365

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Food (0.6%)
$352	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	$354

Insurance (0.9%)
545	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	553

Iron - Steel (0.2%)
135	ArcelorMittal, Senior Unsecured Notes, 3.75%, due 2/25/15	138

Media (3.9%)
750	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	813
800	NBC Universal Media LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	817
850	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	856

		2,486
Mining (1.4%)
360	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	363
530	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 1.40%, due 2/13/15	529

		892
Office - Business Equipment (1.0%)
650	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	651

Oil & Gas (1.1%)
665	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	675

Pharmaceuticals (0.7%)
415	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	421	ñ

Pipelines (0.4%)
240	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	241

Retail (1.1%)
625	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	672

Telecommunications (3.5%)
570	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	568
805	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	802
810	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	829

		2,199

Total Corporate Debt Securities (Cost $22,415)		22,642

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Asset-Backed Securities (12.3%)
$361	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.39%, due 4/25/36	$235	µ
493	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.37%, due 10/25/36	202	µ
647	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	648
775	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	781
400	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.39%, due 11/25/36	178	µ
405	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.42%, due 2/25/36	344	µ
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.50%, due 2/25/37	321	µ
317	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.42%, due 6/25/36	261	µ
209	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.42%, due 8/25/36	184	µ
346	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.42%, due 9/25/36	289	µ
1,900	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	1,906
1,330	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	1,338
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.89%, due 7/13/46	0	µ#*
450	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	451
944	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.41%, due 6/25/36	627	µ

Total Asset-Backed Securities (Cost $9,602)		7,765

NUMBER OF SHARES

Short-Term Investments (2.4%)
1,481,819	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,482)	1,482

Total Investments (100.9%) (Cost $66,261)		63,597	##

Liabilities, less cash, receivables and other assets [(0.9%)]		(583)

Total Net Assets (100.0%)		$63,014

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (14.2%)

Aerospace & Defense (0.1%)
$259	Sequa, Term Loan B2, 6.25%, due 12/3/14	$260
234	Transdigm Inc., Term Loan B2, 4.25%, due 2/14/17	235

		495
Air Transport (0.1%)
535	Delta Air Lines, Term Loan B, 5.50%, due 4/20/17	536
All Telecom (0.5%)
295	Integra Telecom, Term Loan B, 9.25%, due 4/15/15	282
953	Intelsat, Term Loan B, 5.25%, due 4/2/18	957
985	Level 3 Financing Inc., Term Loan B-2, 5.75%, due 9/1/18	998
865	Level 3 Financing Inc., Term Loan B3, 5.75%, due 9/1/18	877
958	Syniverse Technologies, Term Loan B2, due 4/10/19	959	¢^^

		4,073
Automotive (0.3%)
438	Autoparts Holdings, Term Loan B, 6.50%, due 7/29/17	430
1,191	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	1,212	¢^^
605	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/15/19	596	¢^^
140	United Components, Term Loan B, 5.50%, due 7/26/17	141

		2,379
Building & Development (0.5%)
998	Armstrong World Industries Inc., Term Loan B2, 4.00%, due 3/10/18	998
839	Capital Automotive REIT, Term Loan B, 5.25%, due 3/11/17	835
522	Capital Automotive REIT, Term Loan B-1, 5.25%, due 3/11/17	520
232	Custom Building Products Inc., Term Loan B, 5.75%, due 3/19/15	231
721	Goodman Global Inc., Term Loan B, 5.75%, due 10/28/16	724
36	Realogy, Letter of Credit, 4.55%, due 10/10/16	34
228	Realogy, Term Loan B-2, 4.77%, due 10/10/16	212

		3,554
Business Equipment & Services (1.1%)
666	Acosta Inc., Term Loan B, 4.75%, due 3/1/18	665
495	Advantage Sales & Marketing, Second Lien Term Loan B, 9.25%, due 6/18/18	494
195	Brand Services, Inc., Term Loan B, 2.50%, due 2/7/14	178
642	Brickman Group Holdings Inc., Term Loan B, 7.25%, due 10/14/16	647
384	Brock Holdings III, Term Loan B, 6.00%, due 3/16/17	381
475	Brock Holdings III, Second Lien Term Loan B, 10.00%, due 3/16/18	461
837	Ceridian Corp., Term Loan B, 3.24%, due 11/9/14	800
964	KAR Auction Services, Term Loan B, 5.00%, due 5/19/17	968
1,140	Monitronics, Term Loan B, 5.50%, due 3/23/18	1,145
686	Protection One, Term Loan B-1, 5.75%, due 3/16/19	687
865	Quintiles Transnational, Term Loan B, 5.00%, due 6/8/18	865
561	SymphonyIRI, Term Loan B-1, 5.00%, due 12/1/17	561

		7,852

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Cable & Satellite Television (0.7%)
$505	Cequel Communications LLC, Term Loan B, 4.00%, due 2/15/19	$500
889	Charter Communications Operating LLC, Term Loan D, 4.00%, due 4/9/19	886
2,769	Rovi Corp., Term Loan B-1, 4.00%, due 3/31/19	2,767
1,000	UPC Distribution, Term Loan AB, 4.75%, due 12/31/17	1,002

		5,155
Chemicals & Plastics (0.8%)
19	Ineos Holdings, Term Loan C, 8.00%, due 12/16/14	20
1,900	Ineos Holdings, Term Loan B-1, due 5/4/18	1,907	¢^^
642	OM Group Inc., Term Loan B, 5.75%, due 8/2/17	645
455	PQ Corporation, Second Lien Term Loan B, 6.74%, due 7/30/15	433
1,088	Styron, Term Loan B, 6.00%, due 8/2/17	1,015
470	Taminco, Term Loan B, 6.25%, due 1/31/19	473
110	Tronox Inc., Term Loan B DD, 4.25%, due 2/3/18	110	††
420	Tronox Inc., Term Loan B, 4.25%, due 2/15/18	420
683	Univar, Term Loan B, 5.00%, due 6/30/17	684

		5,707
Containers & Glass Products (0.5%)
1,034	Exopack, Term Loan B, 6.50%, due 5/31/17	1,029
1,625	Reynolds Group, Term Loan C, 6.50%, due 8/9/18	1,647
806	Sealed Air, Term Loan B, 4.75%, due 10/3/18	813

		3,489
Cosmetics - Toiletries (0.1%)
545	Yankee Candle Company, Term Loan B, 5.25%, due 4/2/19	548

Drugs (0.0%)
261	Prestige Brands, Term Loan B, 5.25%, due 1/31/19	263

Electronics - Electrical (1.4%)
818	Aspect Software Inc., Term Loan B, 6.25%, due 5/7/16	817
955	BOC Edwards, Term Loan B-1, 5.50%, due 5/31/16	950
1,187	CommScope, Term Loan B2, 4.25%, due 1/14/18	1,187
1,165	Datatel, Inc., Term Loan B, 6.25%, due 7/31/18	1,182
776	Epicor Software Corp., Term Loan B, 5.00%, due 5/16/18	775
789	Freescale Semiconductor, Term Loan B, 6.00%, due 2/22/19	789
1,205	Genesys, Term Loan B, 6.75%, due 1/31/19	1,220	¢^^
1,566	Go Daddy, Term Loan B2, 5.50%, due 12/17/18	1,570
633	Kronos, Term Loan C, 6.25%, due 12/28/17	637
992	NXP Funding, Term Loan A2, 5.50%, due 3/4/17	992	¢^^
495	NXP Funding, Term Loan B, 5.25%, due 3/19/19	494

		10,613
Equipment Leasing (0.3%)
543	AWAS, Term Loan B, 5.25%, due 6/10/16	547
795	International Lease Financing Co., Term Loan D, 5.00%, due 6/30/17	797	Ñ
650	NES Rentals Holdings, Inc., Second Lien Term Loan B, 10.00%, due 7/20/13	646

		1,990

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Farming - Agriculture (0.0%)
$296	Bolthouse Farms, Term Loan B, 5.50%, due 2/11/16	$297

Finance (0.2%)
1,350	American General Finance Co., Term Loan B, 5.50%, due 5/10/17	1,279

Financial Intermediaries (1.0%)
1,335	CITCO, Term Loan B, 5.50%, due 6/29/18	1,323
530	First Data, Term Loan B2, 4.24%, due 3/23/18	483
424	Fortress Investment Group, Term Loan B, 5.75%, due 10/7/15	424
711	HarbourVest Partners, Term Loan B, 6.25%, due 12/17/16	712
189	Lender Processing Services, Term Loan B, 5.50%, due 8/14/18	190
600	LPL Financial Services, Term Loan B, 4.00%, due 3/15/19	600
1,275	Nuveen, Term Loan B-1, 7.25%, due 5/13/17	1,281
1,472	Ocwen Financial, Term Loan B, 7.00%, due 9/1/16	1,483	¢^^
842	Walter Investment, Term Loan B, 7.75%, due 6/30/16	844
270	Walter Investment, Second Lien Term Loan B, 12.50%, due 12/30/16	280

		7,620
Food & Drug Retailers (0.1%)
930	Rite Aid Corp., Term Loan D, 4.50%, due 3/3/18	924

Food Products (0.4%)
851	Del Monte Corp., Term Loan B, 4.50%, due 3/8/18	845
1,500	Pinnacle Foods Group Inc., Term Loan E , due 9/1/18	1,501	¢^^
600	Weight Watchers International, Term Loan F, 4.00%, due 3/15/19	600

		2,946
Food Service (0.2%)
249	U.S. Foodservice Inc., Term Loan B, 2.74%, due 7/3/14	245
996	U.S. Foodservice Inc., Term Loan B-1, 5.75%, due 3/31/17	998

		1,243
Health Care (1.1%)
313	Aurora Diagnostics, Term Loan B, 6.25%, due 5/26/16	310
1,074	CareStream Health Inc., Term Loan B, 5.00%, due 2/25/17	1,045
856	EMS, Term Loan B, 5.25%, due 5/25/18	858
820	Grifols, Term Loan B2, 4.50%, due 6/1/17	820	¢^^
693	Health Management Associates Inc., Term Loan B, 4.50%, due 11/16/18	693
834	IASIS Healthcare Corporation, Term Loan B, 5.00%, due 5/3/18	836
363	Immucor, Term Loan B, 7.25%, due 8/17/18	367
299	Kindred Healthcare, Term Loan B, 5.25%, due 6/1/18	288
1,122	Pharmaceutical Product Development, Inc., Term Loan B, 6.25%, due 12/5/18	1,133
308	Select Medical, Term Loan B, 5.50%, due 6/1/18	298
290	Sheridan Healthcare, Inc., Second Lien Term Loan B, 5.99%, due 6/15/15	282
1,105	United Surgical Partners, Term Loan B2, 6.00%, due 4/1/19	1,105
500	Valeant Pharmaceuticals, Term Loan B, 3.75%, due 1/30/19	498

		8,533

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Home Furnishings (0.1%)
$829	National Bedding Company LLC, Second Lien Term Loan B, 5.25%, due 2/28/14	$822

Industrial Equipment (0.6%)
638	Colfax, Term Loan B, 4.50%, due 9/12/18	641
1,312	Goodyear Engineered Products, Term Loan B, due 7/2/14	1,266	¢^^
188	Goodyear Engineered Products, Term Loan B DD, due 7/2/14	181	¢^^
749	Husky Injection Molding, Term Loan B, 6.50%, due 7/2/18	755
733	Rexnord Corp., Term Loan B, 5.00%, due 4/1/18	738
318	Terex Corp., Term Loan B, 5.50%, due 4/28/17	320
599	Unifrax, Term Loan B, 7.00%, due 11/28/18	604

		4,505
Insurance (0.0%)
299	Sedgwick Holdings Inc., Term Loan B, 5.00%, due 12/31/16	299

Leisure Goods - Activities - Movies (0.2%)
1,307	EMI Publishing, Term Loan B, due 3/2/18	1,314	¢^^
500	Six Flags Theme Parks Inc., Term Loan B, 4.25%, due 12/20/18	501

		1,815
Lodging & Casinos (0.4%)
904	Boyd Gaming Corp., Term Loan A2, 6.00%, due 12/17/15	911
204	Harrahs Entertainment, Term Loan B-6, 5.49%, due 1/28/18	187
866	Mondrian Investment, Term Loan B, 5.50%, due 7/12/18	871
839	Skillsoft, Term Loan B, 6.50%, due 5/26/17	841
490	Station Casinos, Term Loan B1, 3.24%, due 6/17/16	457

		3,267
Nonferrous Metals - Minerals (0.0%)
318	Fairmount Minerals, Term Loan B-1, 5.25%, due 3/15/17	318

Oil & Gas (0.6%)
1,085	Crestwood Midstream, Term Loan B, 9.75%, due 3/26/17	1,101
1,000	Energy Transfer Equity, Term Loan B, 3.75%, due 3/23/17	988
207	Everest Acquisition LLC, Term Loan B, due 5/1/18	209	¢^^
1,990	Frac Tech, Term Loan B, 6.25%, due 5/6/16	1,908

		4,206
Publishing (0.6%)
602	CanWest MediaWorks, Term Loan B, 6.25%, due 7/13/16	598
1,190	Getty Images, Term Loan B1, due 11/5/15	1,193	¢^^
967	IWCO Direct, Term Loan B, 3.62%, due 8/7/14	870	Ñ
101	IWCO Direct, Term Loan B, 3.61%, due 8/7/14	91	Ñ
463	Quad/Graphics, Term Loan B, 4.00%, due 7/26/18	460	¢^^
539	R.H. Donnelley Inc., Term Loan C, 2.97%, due 10/24/14	296
300	Thomson Learning, Term Loan, due 7/3/14	274	¢^^
600	Thomson Learning, Term Loan B, 5.74%, due 7/5/17	576

		4,358

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Radio & Television (0.5%)
$528	Clear Channel, Term Loan A, 3.64%, due 7/30/14	$490
602	Clear Channel, Term Loan B, 3.89%, due 1/29/16	485
1,107	Cumulus Media, Term Loan B-1, 5.75%, due 9/16/18	1,115
265	Formula One, Term Loan B, 5.75%, due 4/28/17	267	¢^^
509	FoxCo Acquisition, Term Loan B-1, 4.75%, due 7/14/15	513
574	Univision Communications Inc., Term Loan, 4.49%, due 3/31/17	536

		3,406
Retail (0.1%)
619	PETCO Animal Supply Inc., Term Loan B-1, 4.50%, due 12/1/17	619

Retailers (except food & drug) (1.0%)
1,485	99¢ Only Stores, Term Loan B2, 5.25%, due 1/13/19	1,488
681	Amscan Holdings, Inc., Term Loan B, 6.75%, due 12/2/17	684
776	Bass Pro Shops, Term Loan B, 5.25%, due 6/13/17	777
710	Gymboree, Term Loan B, 5.00%, due 2/23/18	682
803	Harbor Freight Tools, Term Loan B, 7.25%, due 12/22/17	804
708	Lord & Taylor, Term Loan B, 5.75%, due 1/11/19	717
555	Michaels Stores Inc., Term Loan B-2, 5.00%, due 7/31/16	558
300	Michaels Stores Inc., Term Loan B-3, 5.00%, due 7/31/16	302
810	Neiman Marcus Group Inc., Term Loan B, 4.75%, due 5/16/18	810
877	Toys R US, Term Loan B, 6.00%, due 9/1/16	876

		7,698
Steel (0.1%)
1,105	International Mill Services, Inc., Term Loan B, 5.75%, due 3/2/19	1,109

Surface Transport (0.2%)
523	Avis Budget Car Rental, Term Loan B-1, 6.25%, due 9/22/18	527
735	Avis Budget Car Rental, Term Loan B2, 4.25%, due 3/15/19	733

		1,260
Utilities (0.4%)
463	Calpine Corporation, Term Loan B, 4.50%, due 4/1/18	464
1,067	GenOn Energy, Term Loan B, 6.00%, due 9/20/17	1,058
13	Longview Power, Letter of Credit, 0.35%, due 2/28/14	11
920	Longview Power, Term Loan B, 6.00%, due 10/31/17	810
519	TPF Generation, Second Lien Term Loan B, 4.72%, due 12/15/14	503

		2,846

Total Bank Loan Obligations (Cost $105,236)		106,024

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.8%)
3,335	U.S. Treasury Bonds, 6.88%, due 8/15/25	5,071
770	U.S. Treasury Bonds, 4.50%, due 2/15/36	978	ØØ
4,440	U.S. Treasury Inflation Index Bonds, 0.13%, due 4/15/17	4,753
12,176	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17 & 1/15/25	15,116
8,684	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	9,959
100	U.S. Treasury Notes, 2.38%, due 10/31/14	105
80	U.S. Treasury Notes, 3.63%, due 8/15/19	93	ØØ

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $33,542)		36,075

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Mortgage-Backed Securities (42.8%)

Collateralized Mortgage Obligations (1.0%)
$1,881	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.46%, due 7/20/36	$1,485	µØØ
564	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 3.04%, due 5/25/34	490	µ
1,306	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.40%, due 10/25/36	613	µØØ
1,686	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.34%, due 3/25/47	1,150	µ
2,802	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 6A5, 3.03%, due 6/25/35	2,272	µ
1,284	MortgageIT Trust, Ser. 2005-3, Class A1, 0.54%, due 8/25/35	1,034	µ
229	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 2.51%, due 9/25/36	159	µ

		7,203
Commercial Mortgage-Backed (12.2%)
1,089	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	1,230	µØØ
2,500	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	2,756	ØØ
2,000	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	2,225	ØØ
2,335	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	2,632	ØØ
3,000	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.60%, due 6/10/49	3,371	µØØ
2,025	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	2,168	ØØ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	631	µØØ
1,160	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4, 5.89%, due 11/15/44	1,339	µØØ
3,750	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	4,155	ØØ
3,000	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.00%, due 12/10/49	3,410	µ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	561	ØØ
500	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3, Class A3, 6.01%, due 6/15/38	569	µ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.68%, due 6/15/39	2,171	µØØ
1,060	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,168	ØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.77%, due 9/15/39	2,159	µØØ
400	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	445	ØØ
715	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	783	µØØ
1,750	CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4, 5.22%, due 8/15/48	1,917
2,925	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.81%, due 5/15/46	3,219	µØØ
500	CW Capital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	548	µØØ
951	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	1,016	ñØØ
4,055	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	4,487	ØØ
4,000	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	4,454	ØØ
1,000	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,114	µØØ
258	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	258	ØØ
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	745	ØØ
250	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	283
3,640	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	4,043	µØØ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB15, Class A4, 5.81%, due 6/12/43	1,125	µØØ
3,840	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	4,230	ØØ
2,500	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	2,802	ØØ
3,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	3,343	ØØ
3,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.74%, due 2/12/49	3,420	µ
3,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.82%, due 6/15/49	3,318	µØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,850	µØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,684	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A3, 5.82%, due 2/12/51	$1,778	ØØ
2,450	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	2,751	µØØ
2,488	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	2,692	ØØ
2,300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.75%, due 6/12/50	2,487	µØØ
2,350	Morgan Stanley Capital I, Ser. 2005-WMC1, Class M2, 0.97%, due 1/25/35	1,902	µØØ
900	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	1,037	ØØ
1,500	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C34, Class A3, 5.68%, due 5/15/46	1,717
3,143	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	3,427	ØØ

		91,736
Fannie Mae (9.6%)
134	Pass-Through Certificates, 5.00%, due 8/1/33 – 5/1/37	145
3,586	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	3,924	ØØ
2,682	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	2,972
3	Pass-Through Certificates, 6.50%, due 9/1/32	3
7	Pass-Through Certificates, 7.00%, due 7/1/29	9
2	Pass-Through Certificates, 7.50%, due 12/1/32	2
2,461	Pass-Through Certificates, 4.00%, due 10/1/39 – 12/1/41	2,607
1,771	Pass-Through Certificates, 4.50%, due 5/1/41 – 11/1/41	1,902
5,410	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	5,722	Ø
14,300	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	15,310	Ø
35,290	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	38,323	Ø
675	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	738	Ø

		71,657
Freddie Mac (20.0%)
3,945	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	5,125	ØØ
19,777	Pass-Through Certificates, 4.50%, due 8/1/18 – 10/1/41	21,137	ØØ
2,211	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	2,393	ØØ
4,897	Pass-Through Certificates, 5.50%, due 9/1/17 – 5/1/40	5,341	ØØ
87	Pass-Through Certificates, 6.00%, due 4/1/17 – 9/1/38	96
1	Pass-Through Certificates, 6.50%, due 3/1/16	1
1	Pass-Through Certificates, 7.00%, due 6/1/32	2
27,208	Pass-Through Certificates, 4.00%, due 9/1/39 – 1/1/41	28,790	ØØ
3,825	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	3,964	Ø
16,055	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	16,935	Ø
2,665	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	2,806	Ø
15,915	Pass-Through Certificates, 4.50%, TBA, 30 Year Maturity	16,969	Ø
17,965	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	19,413	Ø
24,415	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	26,586	Ø

		149,558
Government National Mortgage Association (0.0%)
3	Pass-Through Certificates, 6.50%, due 7/15/32	3
3	Pass-Through Certificates, 7.00%, due 8/15/32	3

		6

Total Mortgage-Backed Securities (Cost $307,070)		320,160

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Corporate Debt Securities (43.3%)

Aerospace & Defense (0.3%)
$501	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	$518	ñØØ
1,500	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	1,592	ØØ

		2,110
Agriculture (0.6%)
3,420	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	4,261	ØØ

Airlines (1.7%)
280	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	287	ñØØ
1,113	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 4.75%, due 1/12/21	1,152	ØØ
584	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2007-1, Class A, 5.98%, due 4/19/22	632	ØØ
601	Delta Air Lines, Inc., Senior Secured Notes, 9.50%, due 9/15/14	639	ñØØ
468	Delta Air Lines, Inc., Pass-Through Certificates, Ser. 2010-1, Class A, 6.20%, due 7/2/18	506	ØØ
529	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	553	ñ
8,825	US Airways, Inc., Pass-Through Certificates, Ser. 2012-1, Class A, 5.90%, due 4/1/26	8,825	Ø

		12,594
Auto Loans (0.3%)
145	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.00%, due 12/15/16	173	ØØ
735	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	845	ØØ
942	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 8.13%, due 1/15/20	1,193	ØØ

		2,211
Auto Manufacturers (0.4%)
1,115	Daimler Finance N.A., Guaranteed Notes, 2.40%, due 4/10/17	1,127	ñØØ
1,940	Volkswagen Int'l Finance NV, Guaranteed Notes, 2.38%, due 3/22/17	1,963	ñ

		3,090
Automakers (0.3%)
745	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	771
240	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	318
805	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	1,026	ØØ
145	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	193

		2,308
Banks (6.0%)
265	Ally Financial, Inc., Guaranteed Notes, Ser. 8, 6.75%, due 12/1/14	280
235	Ally Financial, Inc., Guaranteed Notes, 8.30%, due 2/12/15	258
1,175	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	1,236	ØØ
550	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	630	ØØ
2,060	Bank of America Corp., Senior Unsecured Notes, 4.50%, due 4/1/15	2,129	ØØ
895	Bank of America Corp., Senior Unsecured Notes, 4.75%, due 8/1/15	934	ØØ
3,600	Bank of America Corp., Senior Unsecured Notes, 6.50%, due 8/1/16	3,936	ØØ
780	Bank of America Corp., Senior Unsecured Notes, 5.88%, due 2/7/42	771	ØØ
2,480	Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Unsecured Notes, 2.35%, due 2/23/17	2,516	ñØØ
1,975	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	1,971	ØØ
1,650	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	1,831	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$2,265	DNB Bank ASA, Senior Unsecured Notes, 3.20%, due 4/3/17	$2,289	ñ
3,585	Goldman Sachs Group, Inc., Senior Notes, 3.30%, due 5/3/15	3,582
3,460	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.75%, due 1/24/22	3,613	ØØ
1,735	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	1,716	ØØ
1,505	HSBC Holdings PLC, Senior Unsecured Notes, 4.00%, due 3/30/22	1,529	ØØ
3,135	JPMorgan Chase & Co., Unsecured Medium-Term Notes, 1.88%, due 3/20/15	3,156	ØØ
6,110	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	6,037	ØØ
6,090	National Australia Bank of New York, Senior Unsecured Medium-Term Notes, 2.00%, due 3/9/15	6,122	ØØ

		44,536
Beverages (1.3%)
380	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	430
215	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	243
285	Constellation Brands, Inc., Guaranteed Notes, 6.00%, due 5/1/22	300
1,930	Molson Coors Brewing Co., Guaranteed Notes, 2.00%, due 5/1/17	1,936	Ø
1,050	Molson Coors Brewing Co., Guaranteed Notes, 5.00%, due 5/1/42	1,072	Ø
2,975	Pernod-Ricard SA, Senior Unsecured Notes, 2.95%, due 1/15/17	3,027	ñØØ
2,660	Pernod-Ricard SA, Senior Unsecured Notes, 5.50%, due 1/15/42	2,719	ñØØ

		9,727
Biotechnology (0.2%)
1,325	Amgen, Inc., Senior Unsecured Notes, 5.15%, due 11/15/41	1,381	ØØ

Building & Construction (0.1%)
190	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	198	ñ
350	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	370

		568
Building Materials (0.2%)
265	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	283	ØØ
830	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	869	ñØØ

		1,152
Chemicals (0.6%)
605	CF Industries, Inc., Guaranteed Notes, 6.88%, due 5/1/18	703
1,100	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	1,149	ñØØ
330	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	376	ØØ
285	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	325	ØØ
1,010	LyondellBasell Industries NV, Senior Notes, 5.00%, due 4/15/19	1,043	ñ
170	LyondellBasell Industries NV, Guaranteed Notes, 6.00%, due 11/15/21	184	ñ
890	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	770
245	Taminco Global Chemical Corp., Secured Notes, 9.75%, due 3/31/20	256	ñ

		4,806
Commercial Services (0.5%)
1,955	ERAC USA Finance Co., Guaranteed Notes, 7.00%, due 10/15/37	2,277	ñ
1,430	ERAC USA Finance LLC, Senior Notes, 4.50%, due 8/16/21	1,492	ñØØ

		3,769

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Computer Hardware (0.0%)
$270	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	$293	ñØØ

Computers (0.8%)
2,620	Hewlett-Packard Co., Senior Unsecured Notes, 2.60%, due 9/15/17	2,624
3,475	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	3,672	ØØ

		6,296
Consumer - Commercial Lease Financing (1.3%)
1,345	CIT Group, Inc., Senior Unsecured Notes, Ser. C, 5.25%, due 4/1/14	1,385	ñØØ
450	CIT Group, Inc., Senior Unsecured Notes, 4.75%, due 2/15/15	459	ñ
2,190	CIT Group, Inc., Guaranteed Notes, 7.00%, due 5/2/16	2,195	ñØØ
304	CIT Group, Inc., Guaranteed Notes, 7.00%, due 5/2/17	305	ñØØ
75	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	77
310	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	337	ñ
840	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	863	ñ
960	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	989
755	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	772
1,190	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	1,318	ØØ
535	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	601	ØØ
365	Int'l Lease Finance Corp., Senior Secured Notes, 7.13%, due 9/1/18	401	ñØØ
355	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	359	ØØ

		10,061
Department Stores (0.1%)
120	JC Penney Co., Inc., Senior Unsecured Notes, 5.65%, due 6/1/20	116
630	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	559

		675
Diversified Financial Services (1.9%)
5,220	American Honda Finance Corp., Senior Unsecured Notes, 1.45%, due 2/27/15	5,255	ñØØ
1,980	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	2,161	ØØ
2,930	General Electric Capital Corp., Unsecured Medium-Term Notes, 2.30%, due 4/27/17	2,934
3,400	Hyundai Capital Services, Inc., Senior Unsecured Notes, 3.50%, due 9/13/17	3,431	ñØØ
300	PSALM Corp., Guaranteed Notes, 7.39%, due 12/2/24	380

		14,161
Electric (0.8%)
4,420	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	4,558
1,585	Scana Corp., Senior Unsecured Notes, 4.13%, due 2/1/22	1,612

		6,170
Electric - Generation (0.5%)
270	Calpine Construction Finance Co. L.P., Senior Secured Notes, 8.00%, due 6/1/16	293	ñØØ
1,130	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	1,206	ñØØ
1,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,013
1,385	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	1,354

		3,866

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Electric - Integrated (0.5%)
$2,530	CMS Energy Corp., Senior Unsecured Notes, 2.75%, due 5/15/14	$2,542	ØØ
545	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	594	ñ
960	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	955

		4,091
Electronics (0.3%)
225	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	247	ñØØ
180	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	205	ñØØ
1,685	Philips Electronics NV, Senior Unsecured Notes, 3.75%, due 3/15/22	1,736	ØØ

		2,188
Energy - Exploration & Production (1.4%)
50	Chesapeake Energy Corp., Guaranteed Notes, 7.63%, due 7/15/13	52
400	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	436
40	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	40
1,130	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	1,119
15	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	15
610	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	576
595	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	616
100	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	112
115	Everest Acquisition LLC/Everest Acquisition Finance, Inc., Senior Secured Notes, 6.88%, due 5/1/19	121	ñ
530	Everest Acquisition LLC/Everest Acquisition Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	564	ñ
510	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	435
595	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	650
453	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	478
385	Newfield Exploration Co., Senior Subordinated Notes, 6.63%, due 4/15/16	394
225	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	240
730	Pioneer Natural Resources Co., Guaranteed Notes, 5.88%, due 7/15/16	810
390	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	415
345	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	359
360	Plains Exploration & Production Co., Guaranteed Notes, 6.75%, due 2/1/22	374
440	Quicksilver Resources, Inc., Guaranteed Notes, 8.25%, due 8/1/15	442
155	Quicksilver Resources, Inc., Guaranteed Notes, 11.75%, due 1/1/16	163
195	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	204
115	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	115
345	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	358	ñ
430	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	434
330	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	342	ñ
415	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	411	ñ

		10,275
Food (0.5%)
3,505	Delhaize Group, Guaranteed Notes, 4.13%, due 4/10/19	3,549	ØØ

Food & Drug Retailers (0.2%)
655	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	729
440	SUPERVALU, Inc., Senior Unsecured Notes, 8.00%, due 5/1/16	462

		1,191

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Gaming (0.8%)
$485	Chester Downs & Marina LLC, Senior Secured Notes, 9.25%, due 2/1/20	$510	ñ
905	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	959	ØØ
150	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	159	ñ
465	FireKeepers Development Authority, Senior Secured Notes, 13.88%, due 5/1/15	514	ñ
635	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	719	ØØ
315	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	351
1,210	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	1,240
510	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	541
460	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	500	ñ
378	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	418

		5,911
Gas Distribution (1.0%)
220	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	225
665	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	678
310	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	349
90	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	103
700	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	798
875	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	969	ØØ
1,225	Enterprise Products Operating LLC, Guaranteed Notes, 5.95%, due 2/1/41	1,400	ØØ
350	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	368	ØØ
350	Inergy L.P., Guaranteed Notes, 7.00%, due 10/1/18	359
815	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	856
755	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	830	ØØ
455	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	482

		7,417
Health Facilities (0.7%)
80	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	76
415	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	465
1,100	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,177
725	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	737
1,045	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	1,097	ØØ
560	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	549	ñ
690	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	718	ñØØ
140	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	157	ØØ

		4,976
Hotels (0.2%)
405	Host Hotels & Resorts L.P., Unsubordinated Notes, 5.88%, due 6/15/19	430
220	Host Hotels & Resorts L.P., Guaranteed Notes, 6.00%, due 10/1/21	235	ñ
750	Starwood Hotels & Resorts Worldwide, Inc., Senior Unsecured Notes, 6.75%, due 5/15/18	866	ØØ
3	Wyndham Worldwide Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	4

		1,535
Industrial (0.4%)
2,595	Husky Energy, Inc., Senior Unsecured Notes, 5.90%, due 6/15/14	2,849	ØØ

Insurance (0.6%)
850	Hartford Financial Services Group, Inc., Senior Unsecured Notes, 5.13%, due 4/15/22	858
2,540	Lincoln National Corp., Senior Unsecured Notes, 4.20%, due 3/15/22	2,547	ØØ
1,395	Prudential Financial, Inc., Senior Unsecured Medium-Term Notes, Ser. D, 3.88%, due 1/14/15	1,472	ØØ

		4,877

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Investments & Misc. Financial Services (0.2%)
$830	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	$873	ØØ
795	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	850

		1,723
Leisure (0.1%)
275	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	308
635	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	681	ØØ

		989
Leisure Time (0.2%)
1,165	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 2.70%, due 3/15/17	1,165	ñØØ

Machinery (0.3%)
1,120	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	1,305	ØØ
345	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	354	ØØ
245	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	272	ØØ

		1,931
Media (2.7%)
2,365	DIRECTV Holdings LLC, Guaranteed Notes, 2.40%, due 3/15/17	2,370	ñØØ
825	DIRECTV Holdings LLC, Guaranteed Notes, 5.00%, due 3/1/21	902	ØØ
3,300	DIRECTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	3,531	ØØ
1,505	NBC Universal Media LLC, Senior Unsecured Notes, 6.40%, due 4/30/40	1,826	ØØ
1,820	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	2,222	ØØ
2,845	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	3,756	ØØ
2,155	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	2,272	ØØ
1,365	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	1,555	ØØ
1,490	Time Warner, Inc., Guaranteed Notes, 5.38%, due 10/15/41	1,585	ØØ

		20,019
Media - Broadcast (0.4%)
140	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	156	ñ
1,380	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,396	ñ
135	XM Satellite Radio, Inc., Guaranteed Notes, 13.00%, due 8/1/13	153	ñ
1,100	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	1,199	ñ

		2,904
Media - Cable (1.0%)
835	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	908
60	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	64
585	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	655
765	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	826	ñ
135	CSC Holdings LLC, Senior Unsecured Notes, 8.50%, due 4/15/14	149
405	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	420	ñ
695	CSC Holdings, Inc., Senior Unsecured Notes, 7.63%, due 7/15/18	770
500	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	579
90	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	99
150	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	166

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$525	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	$580	ñ
555	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	613
156	Virgin Media Finance PLC, Guaranteed Notes, Ser.1, 9.50%, due 8/15/16	175
485	Virgin Media Finance PLC, Guaranteed Notes, 8.38%, due 10/15/19	545
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	530
570	Virgin Media Secured Finance PLC, Senior Secured Notes, 6.50%, due 1/15/18	621

		7,700
Media - Services (0.4%)
815	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	893
210	Lamar Media Corp., Guaranteed Notes, 9.75%, due 4/1/14	238
250	Lamar Media Corp., Guaranteed Notes, 7.88%, due 4/15/18	273
685	Lamar Media Corp., Guaranteed Notes, 5.88%, due 2/1/22	704	ñ
765	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	836
25	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	27	ñ

		2,971
Medical Products (0.2%)
395	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	423	ñ
315	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 5.63%, due 7/31/19	320	ñ
110	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 5.88%, due 1/31/22	112	ñ
485	LVB Acquisition, Inc., Guaranteed Notes, 10.00%, due 10/15/17	523
275	LVB Acquisition, Inc., Guaranteed Notes, 10.38%, due 10/15/17	297	c

		1,675
Metals - Mining Excluding Steel (0.5%)
400	Arch Coal, Inc., Guaranteed Notes, 8.75%, due 8/1/16	401	ØØ
635	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	567	ñØØ
1,145	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	1,185	ñØØ
565	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.00%, due 4/1/17	575	ñ
400	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	443	ØØ
780	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	791	ñØØ

		3,962
Mining (0.8%)
4,070	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 3.55%, due 3/1/22	4,022	ØØ
1,930	Vale Overseas Ltd., Guaranteed Notes, 4.38%, due 1/11/22	1,977	ØØ

		5,999
Multi-National (0.3%)
2,250	European Investment Bank, Senior Unsecured Notes, 1.63%, due 6/15/17	2,250

Office - Business Equipment (0.7%)
4,855	Xerox Corp., Senior Unsecured Notes, 4.50%, due 5/15/21	5,069	ØØ

Oil & Gas (1.4%)
1,545	Apache Corp., Senior Unsecured Notes, 3.25%, due 4/15/22	1,595
2,490	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	2,653

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$2,430	Encana Corp., Senior Unsecured Notes, 5.90%, due 12/1/17	$2,811	ØØ
200	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	228
600	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/38	705
2,345	Phillips 66, Guaranteed Notes, 4.30%, due 4/1/22	2,446	ñ

		10,438
Packaging (0.5%)
840	Berry Plastics Corp., Secured Floating Rate Notes, 4.35%, due 9/15/14	825	µ
430	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	456
570	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	619	ØØ
580	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	655
475	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	496	ñØØ
225	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	243	ñØØ
220	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	227	ñØØ

		3,521
Pharmaceuticals (0.8%)
265	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	283
4,165	Express Scripts Holding, Co., Guaranteed Notes, 2.65%, due 2/15/17	4,240	ñØØ
380	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	421	ñ
165	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	185	ñ
280	Pharmaceutical Product Development, Inc, Senior Unsecured Notes, 9.50%, due 12/1/19	306	ñ
355	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	368	ñ
295	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	303	ñ
195	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	201	ñ

		6,307
Pipelines (0.5%)
355	Chesapeake Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	342
1,835	Energy Transfer Partners L.P., Senior Unsecured Notes, 5.20%, due 2/1/22	1,956
1,335	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	1,504

		3,802
Printing & Publishing (0.6%)
670	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	757	ØØ
1,020	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	1,083
255	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 5.50%, due 5/15/15	259
165	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	173
1,635	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	1,582	ØØ
675	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	670

		4,524
Real Estate Dev. & Mgt. (0.0%)
255	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	265	ñ

Real Estate Investment Trusts (2.1%)
3,085	Alexandria Real Estate Equities, Inc., Guaranteed Notes, 4.60%, due 4/1/22	3,098
4,375	Goodman Funding Pty Ltd., Guaranteed Notes, 6.00%, due 3/22/22	4,451	ñ
995	Health Care REIT, Inc., Senior Unsecured Notes, 5.25%, due 1/15/22	1,053
6,795	Ventas Realty LP/Ventas Capital Corp., Guaranteed Notes, 4.00%, due 4/30/19	6,910

		15,512

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Software - Services (0.2%)
$225	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	$247
160	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	179
1,000	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,023	ñ

		1,449
Specialty Retail (0.3%)
760	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	836	ØØ
1,115	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	1,160

		1,996
Steel Producers - Products (0.6%)
110	ArcelorMittal, Senior Unsecured Notes, 4.50%, due 2/25/17	111
2,710	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	2,856	ØØ
745	ArcelorMittal, Senior Unsecured Notes, 9.85%, due 6/1/19	900	ØØ
140	ArcelorMittal, Senior Unsecured Notes, 6.25%, due 2/25/22	143
510	Ryerson, Inc., Senior Secured Floating Rate Notes, 7.84%, due 11/1/14	495	µ
195	United States Steel Corp., Senior Unsecured Notes, 6.65%, due 6/1/37	162	ØØ

		4,667
Support - Services (0.2%)
615	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	670	ØØ
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	215	ñ
90	NES Rentals Holdings, Inc., Secured Notes, 12.25%, due 4/15/15	89	ñ
295	United Rentals N.A., Inc., Guaranteed Notes, 10.88%, due 6/15/16	334
340	UR Financing Escrow Corp., Secured Notes, 5.75%, due 7/15/18	351	ñ

		1,659
Telecom - Integrated Services (1.0%)
560	CenturyLink, Inc., Senior Unsecured Notes, 5.80%, due 3/15/22	555
175	Citizens Communications Co., Senior Unsecured Notes, 6.25%, due 1/15/13	179	ØØ
580	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	553	ØØ
135	Frontier Communications Corp., Senior Unsecured Notes, 7.88%, due 4/15/15	147
360	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	388
910	Intelsat Jackson Holdings Ltd., Guaranteed Notes, 8.50%, due 11/1/19	1,003	ØØ
153	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	167	ØØ
260	Qwest Capital Funding, Inc., Guaranteed Notes, 6.88%, due 7/15/28	248
1,345	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,436	ØØ
330	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	331
125	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	133	ØØ
1,205	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	1,289	ØØ
600	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	644	ØØ
300	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	314

		7,387
Telecom - Wireless (0.4%)
603	Cricket Communications, Inc., Senior Secured Notes, 7.75%, due 5/15/16	634	ØØ
945	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	827
385	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	288
960	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	871	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$235	Sprint Nextel Corp., Guaranteed Notes, 7.00%, due 3/1/20	$240	ñ
440	Wind Acquisition Finance SA, Guaranteed Notes, 7.25%, due 2/15/18	416	ñ

		3,276
Telecommunications (2.3%)
1,330	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	1,648	ØØ
2,360	Deutsche Telekom International Finance B.V., Guaranteed Notes, 2.25%, due 3/6/17	2,343	ñ
1,775	Deutsche Telekom International Finance B.V., Guaranteed Notes, 4.88%, due 3/6/42	1,673	ñ
1,455	France Telecom SA, Senior Unsecured Notes, 5.38%, due 1/13/42	1,480
3,055	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	3,442
1,760	Telefonica Emisiones SAU, Guaranteed Notes, 3.99%, due 2/16/16	1,702	ØØ
4,950	Telefonica Emisiones SAU, Guaranteed Notes, 5.46%, due 2/16/21	4,652	ØØ

		16,940
Transportation (0.1%)
810	CSX Corp., Senior Unsecured Notes, 4.75%, due 5/30/42	813

Total Corporate Debt Securities (Cost $315,794)		323,807

Asset-Backed Securities (4.9%)
2,980	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.69%, due 9/25/35	2,119	µ
3,480	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.56%, due 12/25/35	2,357	µ
2,000	ACE Securities Corp., Ser. 2007-ASP2, Class A2D, 0.52%, due 6/25/37	954	µØØ
1,625	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.11%, due 8/25/34	1,132	µ
4,000	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A3, 0.39%, due 5/25/36	2,256	µ
3,709	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class A5, 0.30%, due 10/25/36	2,427	µ
1,135	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.40%, due 9/25/36	441	µ
2,407	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.41%, due 3/25/36	1,528	µ
1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 1.81%, due 1/25/35	1,312	µ
3,300	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 0.73%, due 3/25/35	2,361	µ
1,224	Fremont Home Loan Trust, Ser. 2004-2, Class M2, 1.17%, due 7/25/34	956	µ
1,439	GE-WMC Mortgage Securities LLC, Ser. 2005-2, Class A2C, 0.49%, due 12/25/35	1,014	µ
5,288	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.52%, due 2/25/36	2,757	µ
661	Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.40%, due 4/25/36	362	µ
3,190	Nationstar Home Equity Loan Trust, Ser. 2007-A, Class AV3, 0.39%, due 3/25/37	2,411	µ
3,500	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.52%, due 3/25/36	2,409	µØØ
2,170	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 0.93%, due 2/25/35	1,283	µ
2,159	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.47%, due 1/25/36	1,709	µ
1,471	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.11%, due 8/25/35	1,021	µ
1,341	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.40%, due 11/25/36	782	µØØ
3,490	Structured Asset Investment Loan Trust, Ser. 2004-8, Class M1, 1.14%, due 9/25/34	2,285	µ
2,110	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.39%, due 5/25/36	1,375	µ
2,326	Wells Fargo Home Equity Trust, Ser. 2006-3, Class A2, 0.39%, due 1/25/37	1,626	µ

	Total Asset-Backed Securities (Cost $37,111)	36,877

Government Securities (3.8%)

Quasi - Sovereign (0.5%)
850	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 5.50%, due 7/12/20	955
330	Bank of China (Hong Kong) Ltd., Subordinated Notes, 5.55%, due 2/11/20	353

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT			VALUE†

(000's omitted)			(000's omitted)z

	$100	Empresa Nacional del Petroleo, Unsecured Notes, 5.25%, due 8/10/20	$107
	300	KazMunayGaz National Co., Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	374
	250	KazMunayGaz National Co., Senior Unsecured Notes, 6.38%, due 4/9/21	278
	220	Nak Naftogaz Ukraine, Gov't Guaranteed Notes, 9.50%, due 9/30/14	216
	850	Petroleos de Venezuela SA, Senior Unsecured Notes, 12.75%, due 2/17/22	865
	710	Petroleos de Venezuela SA, Guaranteed Notes, 5.25%, due 4/12/17	551

			3,699
Sovereign (3.3%)
	100	Arab Republic of Egypt, Senior Unsecured Notes, 6.88%, due 4/30/40	86
AUD	2,840	Australian Government Bond, Senior Unsecured Notes, 5.25%, due 3/15/19	3,297	a
CAD	1,880	Canadian Government Bond, Unsecured Notes, 1.50%, due 3/1/17	1,893	a
	100	Dominican Republic, Senior Unsecured Notes, 7.50%, due 5/6/21	105
	350	Federative Republic of Brazil, Senior Unsecured Notes, 7.88%, due 3/7/15	416
	350	Federative Republic of Brazil, Senior Unsecured Notes, 5.63%, due 1/7/41	416
	100	Gabonese Republic, Bonds, 8.20%, due 12/12/17	119
JPY	137,900	Japanese Government Cpi Linked Bond, 1.40%, due 6/10/18	1,886	a
	100	Lebanese Republic, Senior Unsecured Notes, 9.13%, due 3/12/13	106
	300	Lebanese Republic, Unsubordinated Global Medium-Term Notes, 6.38%, due 3/9/20	318
	200	Majapahit Holding BV, Guaranteed Notes, 7.25%, due 6/28/17	228
	500	Majapahit Holding BV, Guaranteed Notes, 7.88%, due 6/29/37	620
NZD	3,300	New Zealand Government Bond, 6.00%, due 12/15/17	3,065	a
	180	Republic of Bulgaria, Unsubordinated Notes, 8.25%, due 1/15/15	203
	300	Republic of Colombia, Senior Unsecured Notes, 8.25%, due 12/22/14	354
	250	Republic of Colombia, Senior Unsecured Notes, 7.38%, due 1/27/17	310
	300	Republic of Colombia, Senior Unsecured Notes, 6.13%, due 1/18/41	379
	330	Republic of Croatia, Senior Unsecured Notes, 6.75%, due 11/5/19	334
	250	Republic of El Salvador, Senior Unsecured Notes, 7.38%, due 12/1/19	273
	100	Republic of El Salvador, Senior Unsecured Notes, 7.65%, due 6/15/35	104
	200	Republic of Hungary, Senior Unsecured Notes, 4.75%, due 2/3/15	192
	250	Republic of Hungary, Senior Unsecured Notes, 7.63%, due 3/29/41	237
	100	Republic of Indonesia, Senior Unsecured Bonds, 6.75%, due 3/10/14	107
	450	Republic of Lithuania, Senior Unsecured Notes, 7.38%, due 2/11/20	528
	200	Republic of Panama, Senior Unsecured Notes, 5.20%, due 1/30/20	233
	370	Republic of Panama, Senior Unsecured Notes, 7.13%, due 1/29/26	501
	380	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	510
	70	Republic of Peru, Senior Unsecured Notes, 8.75%, due 11/21/33	112
	300	Republic of Philippines, Senior Unsecured Notes, 8.38%, due 6/17/19	400
	170	Republic of Philippines, Senior Unsecured Notes, 6.38%, due 10/23/34	211
	100	Republic of Poland, Senior Unsecured Notes, 5.25%, due 1/15/14	106
	200	Republic of Poland, Senior Unsecured Notes, 5.00%, due 10/19/15	218
	600	Republic of Poland, Senior Unsecured Notes, 5.13%, due 4/21/21	649
	140	Republic of South Africa, Senior Unsecured Notes, 6.50%, due 6/2/14	154
	250	Republic of South Africa, Senior Unsecured Notes, 5.50%, due 3/9/20	284
	150	Republic of Sri Lanka, Senior Unsecured Notes, 6.25%, due 10/4/20	153
	200	Republic of Turkey, Senior Unsecured Notes, 9.50%, due 1/15/14	224
	50	Republic of Turkey, Senior Unsecured Notes, 7.00%, due 6/5/20	59
	200	Republic of Turkey, Senior Unsecured Notes, 7.38%, due 2/5/25	241
	170	Republic of Turkey, Senior Unsecured Notes, 7.25%, due 3/5/38	202
	480	Republic of Uruguay, Senior Unsecured Notes, 6.88%, due 9/28/25	624
	280	Republic of Uruguay, Senior Unsecured Notes, 7.88%, due 1/15/33	395
	480	Republic of Venezuela, Senior Unsecured Notes, 9.38%, due 1/13/34	410
	650	RSHB Capital SA, Senior Secured Notes, 6.30%, due 5/15/17	689
	200	Russian Agricultural Bank OJSC Via RSHB Capital SA, Secured Notes, 7.13%, due 1/14/14	214
	200	Russian Federation Bond, Notes, 5.00%, due 4/29/20	216
	720	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	864
	4	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	5

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$350	Socialist Republic of Vietnam, Bonds, 6.75%, due 1/29/20	$380
600	Ukraine Government Bond, Senior Unsecured Notes, 6.58%, due 11/21/16	552
100	United Mexican States, Senior Unsecured Notes, 5.88%, due 2/17/14	108
200	United Mexican States, Senior Unsecured Notes, 5.13%, due 1/15/20	234

		24,524

Total Government Securities (Cost $27,471)		28,223

NUMBER OF SHARES

Short-Term Investments (6.1%)
45,969,351	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $45,969)	45,969

Total Investments (119.9%) (Cost $872,193)		897,135	##

Liabilities, less cash, receivables and other assets [(19.9%)]		(148,905	)±

Total Net Assets (100.0%)		$748,230

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	■	Level 1 – quoted prices in active markets for identical investments

	■	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	■	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

Inputs used by independent pricing services to value bank loan securities include multiple broker quotes (generally Level 2 inputs).

Financial futures contracts are determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Government Money Market Fund Institutional Class and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of April 30, 2012:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$57,425	$—	$57,425
Mortgage-Backed Securities^	—	131,105	—	131,105
Corporate Debt Securities
Aerospace & Defense	—	1,900	—	1,900
Agriculture	—	1,520	—	1,520
Airlines	—	—	961	961
Auto Manufacturers	—	1,173	—	1,173
Banks	—	15,494	—	15,494
Beverages	—	3,528	—	3,528
Biotechnology	—	370	—	370

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Commercial Services	$—	$1,533	$—	$1,533
Computers	—	1,635	—	1,635
Diversified Financial Services	—	5,311	—	5,311
Electric	—	2,549	—	2,549
Electronics	—	510	—	510
Gas Distribution	—	485	—	485
Industrial	—	1,004	—	1,004
Insurance	—	1,102	—	1,102
Media	—	6,571	—	6,571
Mining	—	1,423	—	1,423
Multi-National	—	765	—	765
Office—Business Equipment	—	1,660	—	1,660
Oil & Gas	—	2,331	—	2,331
Pharmaceuticals	—	2,024	—	2,024
Pipelines	—	1,063	—	1,063
Real Estate Investment Trust	—	3,398	—	3,398
Retail	—	471	—	471
Steel Producers—Products	—	2,244	—	2,244
Telecommunications	—	5,696	—	5,696
Transportation	—	356	—	356
Total Corporate Debt Securities	—	66,116	961	67,077
Asset-Backed Securities	—	904	0	904
Short-Term Investments	—	38,792	—	38,792
Total Investments	—	294,342	961	295,303
Floating Rate Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	1,119	—	1,119
Air Transport	—	993	—	993
All Telecom	—	6,535	—	6,535
Automotive	—	4,497	—	4,497
Building & Development	—	4,264	—	4,264
Business Equipment & Services	—	15,679	—	15,679
Cable & Satellite Television	—	4,491	—	4,491
Chemicals & Plastics	—	9,342	—	9,342
Containers & Glass Products	—	7,445	—	7,445
Cosmetics—Toiletries	—	1,001	—	1,001
Drugs	—	539	—	539
Electronics—Electrical	—	18,339	—	18,339

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Equipment Leasing	$—	$2,301	$1,564	$3,865
Farming—Agriculture	—	697	—	697
Finance	—	2,491	—	2,491
Financial Intermediaries	—	13,567	—	13,567
Food & Drug Retailers	—	1,609	—	1,609
Food Products	—	3,836	—	3,836
Food Service	—	2,427	—	2,427
Health Care	—	15,111	—	15,111
Home Furnishings	—	1,560	—	1,560
Industrial Equipment	—	6,757	—	6,757
Insurance	—	566	—	566
Leisure Goods—Activities—Movies	—	3,464	—	3,464
Lodging & Casinos	—	6,170	—	6,170
Nonferrous Metals—Minerals	—	604	—	604
Oil & Gas	—	5,975	—	5,975
Publishing	—	4,693	1,618	6,311
Radio & Television	—	7,097	—	7,097
Retail	—	1,325	—	1,325
Retailers (except food & drug)	—	13,451	—	13,451
Steel	—	1,988	—	1,988
Surface Transport	—	1,493	—	1,493
Utilities	—	5,723	—	5,723
Total Bank Loan Obligations	—	177,149	3,182	180,331
Corporate Debt Securities^	—	21,291	—	21,291
Short-Term Investments	—	6,009	—	6,009
Total Investments	—	204,449	3,182	207,631
High Income
Investments:
Bank Loan Obligations^	—	173,029	—	173,029
Corporate Debt Securities
Airlines	—	27,784	4,035	31,819
Auto Loans	—	83,659	—	83,659
Automakers	—	29,487	—	29,487
Banking	—	83,570	—	83,570
Building & Construction	—	24,283	—	24,283
Building Materials	—	21,671	—	21,671
Chemicals	—	77,876	—	77,876
Computer Hardware	—	8,799	—	8,799
Consumer—Commercial Lease Financing	—	185,548	—	185,548

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Department Stores	$—	$28,037	$—	$28,037
Diversified Capital Goods	—	4,802	—	4,802
Electric—Generation	—	100,083	—	100,083
Electric—Integrated	—	19,485	—	19,485
Electronics	—	9,840	—	9,840
Energy—Exploration & Production	—	277,839	—	277,839
Food & Drug Retailers	—	15,029	—	15,029
Gaming	—	121,315	—	121,315
Gas Distribution	—	146,142	—	146,142
Health Facilities	—	104,776	—	104,776
Hotels	—	13,255	—	13,255
Investments & Misc. Financial Services	—	44,324	—	44,324
Leisure	—	7,946	—	7,946
Machinery	—	47,178	—	47,178
Media—Broadcast	—	86,223	—	86,223
Media—Cable	—	110,452	—	110,452
Media—Services	—	29,614	—	29,614
Medical Products	—	20,302	—	20,302
Metals—Mining Excluding Steel	—	86,213	—	86,213
Packaging	—	99,189	—	99,189
Pharmaceuticals	—	53,210	—	53,210
Printing & Publishing	—	115,129	—	115,129
Real Estate Dev. & Mgt.	—	9,877	—	9,877
Software—Services	—	94,860	—	94,860
Specialty Retail	—	33,648	—	33,648
Steel Producers—Products	—	1,290	—	1,290
Support—Services	—	27,185	—	27,185
Telecom—Integrated Services	—	181,732	—	181,732
Telecom—Wireless	—	95,432	—	95,432
Total Corporate Debt Securities	—	2,527,084	4,035	2,531,119
Short-Term Investments	—	162,436	—	162,436
Total Investments	—	2,862,549	4,035	2,866,584
Municipal Intermediate Bond
Investments:
Municipal Debt Securities^	—	136,357	—	136,357
Total Investments	—	136,357	—	136,357
Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	8,351	—	8,351

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
U.S. Government Agency Securities	$—	$1,276	$—	$1,276
Mortgage-Backed Securities^	—	22,081	—	22,081
Corporate Debt Securities^	—	22,642	—	22,642
Asset-Backed Securities	—	7,765	0	7,765
Short-Term Investments	—	1,482	—	1,482
Total Investments	—	63,597	0	63,597
Strategic Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	495	—	495
Air Transport	—	536	—	536
All Telecom	—	4,073	—	4,073
Automotive	—	2,379	—	2,379
Building & Development	—	3,554	—	3,554
Business Equipment & Services	—	7,852	—	7,852
Cable & Satellite Television	—	5,155	—	5,155
Chemicals & Plastics	—	5,707	—	5,707
Containers & Glass Products	—	3,489	—	3,489
Cosmetics—Toiletries	—	548	—	548
Drugs	—	263	—	263
Electronics—Electrical	—	10,613	—	10,613
Equipment Leasing	—	1,193	797	1,990
Farming—Agriculture	—	297	—	297
Finance	—	1,279	—	1,279
Financial Intermediaries	—	7,620	—	7,620
Food & Drug Retailers	—	924	—	924
Food Products	—	2,946	—	2,946
Food Service	—	1,243	—	1,243
Health Care	—	8,533	—	8,533
Home Furnishings	—	822	—	822
Industrial Equipment	—	4,505	—	4,505
Insurance	—	299	—	299
Leisure Goods—Activities—Movies	—	1,815	—	1,815
Lodging & Casinos	—	3,267	—	3,267
Nonferrous Metals—Minerals	—	318	—	318
Oil & Gas	—	4,206	—	4,206
Publishing	—	3,397	961	4,358
Radio & Television	—	3,406	—	3,406
Retail	—	619	—	619

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)
Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Retailers (except food & drug)	$—	$7,698	$—	$7,698
Steel	—	1,109	—	1,109
Surface Transport	—	1,260	—	1,260
Utilities	—	2,846	—	2,846
Total Bank Loan Obligations	—	104,266	1,758	106,024
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	36,075	—	36,075
Mortgage-Backed Securities^	—	320,160	—	320,160
Corporate Debt Securities
Aerospace & Defense	—	2,110	—	2,110
Agriculture	—	4,261	—	4,261
Airlines	—	1,479	11,115	12,594
Auto Loans	—	2,211	—	2,211
Auto Manufacturers	—	3,090	—	3,090
Automakers	—	2,308	—	2,308
Banks	—	44,536	—	44,536
Beverages	—	9,727	—	9,727
Biotechnology	—	1,381	—	1,381
Building & Construction	—	568	—	568
Building Materials	—	1,152	—	1,152
Chemicals	—	4,806	—	4,806
Commercial Services	—	3,769	—	3,769
Computer Hardware	—	293	—	293
Computers	—	6,296	—	6,296
Consumer—Commercial Lease Financing	—	10,061	—	10,061
Department Stores	—	675	—	675
Diversified Financial Services	—	14,161	—	14,161
Electric	—	6,170	—	6,170
Electric—Generation	—	3,866	—	3,866
Electric—Integrated	—	4,091	—	4,091
Electronics	—	2,188	—	2,188
Energy—Exploration & Production	—	10,275	—	10,275
Food	—	3,549	—	3,549
Food & Drug Retailers	—	1,191	—	1,191
Gaming	—	5,911	—	5,911
Gas Distribution	—	7,417	—	7,417
Health Facilities	—	4,976	—	4,976
Hotels	—	1,535	—	1,535
Industrial	—	2,849	—	2,849

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Insurance	$—	$4,877	$—	$4,877
Investments & Misc. Financial Services	—	1,723	—	1,723
Leisure	—	989	—	989
Leisure Time	—	1,165	—	1,165
Machinery	—	1,931	—	1,931
Media	—	20,019	—	20,019
Media—Broadcast	—	2,904	—	2,904
Media—Cable	—	7,700	—	7,700
Media—Services	—	2,971	—	2,971
Medical Products	—	1,675	—	1,675
Metals—Mining Excluding Steel	—	3,962	—	3,962
Mining	—	5,999	—	5,999
Multi—National	—	2,250	—	2,250
Office—Business Equipment	—	5,069	—	5,069
Oil & Gas	—	10,438	—	10,438
Packaging	—	3,521	—	3,521
Pharmaceuticals	—	6,307	—	6,307
Pipelines	—	3,802	—	3,802
Printing & Publishing	—	4,524	—	4,524
Real Estate Dev. & Mgt.	—	265	—	265
Real Estate Investment Trusts	—	15,512	—	15,512
Software—Services	—	1,449	—	1,449
Specialty Retail	—	1,996	—	1,996
Steel Producers—Products	—	4,667	—	4,667
Support—Services	—	1,659	—	1,659
Telecom—Integrated Services	—	7,387	—	7,387
Telecom—Wireless	—	3,276	—	3,276
Telecommunications	—	16,940	—	16,940
Transportation	—	813	—	813
Total Corporate Debt Securities	—	312,692	11,115	323,807
Asset-Backed Securities	—	36,877	—	36,877
Government Securities^	—	28,223	—	28,223
Short-Term Investments	—	45,969	—	45,969
Total Investments	—	884,262	12,873	897,135

^  The Schedule of Investments provides information on the industry or state categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/11	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/12	Net change in unrealized appreciation/ (depreciation) from Investments still held as of 4/30/12
Investments in Securities:
Core Bond
Corporate Debt Securities
Airlines	$3,025	$—	$132	$1,340	$(3,536)	$—	$—	$961	$16
Asset-Backed Securities	0	—	—	—	—	—	—	0	—
Total	3,025	—	132	1,340	(3,536)	—	—	961	16
Floating Rate Income
Bank Loan Obligations
Aerospace & Defense	660	—	—	—	—	—	(660)	—	—
All Telecom	1,093	1	(43)	—	(1,051)	—	—	—	—
Automotive	1,298	—	—	—	—	—	(1,298)	—	—
Building & Development	581	—	—	—	—	—	(581)	—	—
Containers & Glass Products	2,757	—	—	—	—	—	(2,757)	—	—
Electronics—Electrical	727	—	—	—	—	—	(727)	—	—
Equipment Leasing	—	—	19	1,545	—	—	—	1,564	19
Financial Intermediaries	3,944	—	—	—	—	—	(3,944)	—	—
Home Furnishings	1,747	—	—	—	—	—	(1,747)	—	—
Leisure Goods Activities—Movies	1,246	—	29	—	(1,275)	—	—	—	—
Publishing	1,680	39	(92)	1,573	(1,582)	—	—	1,618	18
Total	15,733	40	(87)	3,118	(3,908)	—	(11,714)	3,182	37
High Income
Corporate Debt Securities
Airlines	4,063	—	202	—	(230)	—	—	4,035	224
Total	4,063	—	202	—	(230)	—	—	4,035	224

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/11	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 4/30/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/12
Short Duration
Asset-Backed Securities	$0	$—	$—	$—	$—	$—	$—	$0	$—
Total	0	—	—	—	—	—	—	0	—
Strategic Income
Bank Loan Obligations
Aerospace & Defense	260	—	—	—	—	—	(260)	—	—
All Telecom	706	—	(27)	—	(679)	—	—	—	—
Automotive	441	—	—	—	—	—	(441)	—	—
Building & Development	236	—	—	—	—	—	(236)	—	—
Containers & Glass Products	723	—	—	—	—	—	(723)	—	—
Electronics— Electrical	494	—	—	—	—	—	(494)	—	—
Equipment Leasing	—	—	10	787	—	—	—	797	10
Financial Intermediaries	2,183	—	—	—	—	—	(2,183)	—	—
Home Furnishing	307	—	—	—	—	—	(307)	—	—
Leisure Goods— Activities—Movies	612	—	14	—	(626)	—	—	—	—
Publishing	998	23	(54)	934	(940)	—	—	961	(55)
Corporate Debt Securities
Airlines	5,637	—	301	13,253	(8,076)	—	—	11,115	(44)
Electric—Generation	61	—	1	—	(62)	—	—	—	—
Total	12,658	23	245	14,974	(10,383)	—	(4,644)	12,873	(89)

The Funds had no transfers between Levels 1 and 2 during the six months ended April 30, 2012. As of April 30, 2012, eight securities in Floating Rate Income and nine securities in Strategic Income transferred from Level 3 to Level 2 as a result of an increase in the number of observable quotations that were readily available to the independent pricing service.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of April 30, 2012:
(000's omitted)	Level 1	Level 2	Level 3	Total
Core Bond
Futures Contracts	$(158)	$—	$—	$(158)
Strategic Income
Futures Contracts	(474)	—	—	(474)

##  At April 30, 2012, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$ 287,729	$10,249	$ 2,675	$7,574
Floating Rate Income	205,635	3,083	1,087	1,996
High Income	2,784,506	97,945	15,867	82,078
Municipal Intermediate Bond	130,185	6,558	386	6,172
Short Duration	66,691	243	3,337	(3,094)
Strategic Income	873,495	26,703	3,063	23,640

ñ
Restricted security subject to restrictions on resale under federal securities laws. Securities were purchased under Rule 144A of the Securities Act of 1933 or are private placements and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At April 30, 2012, these securities amounted to approximately $15,690,000 or 6.3% of net assets for Core Bond, approximately $12,843,000 or 6.3% of net assets for Floating Rate Income, approximately $714,868,000 or 25.0% of net assets for High Income, approximately $6,273,000 or 10.0% of net assets for Short Duration, and approximately $80,043,000 or 10.7% of net assets for Strategic Income.

ß	Security is guaranteed by the corporate or non-profit obligor.
Ø
All or a portion of this security was purchased on a when-issued basis. At April 30, 2012, these securities amounted to $48,253,000 for Core Bond, $2,655,000 for Municipal Intermediate Bond and $158,599,000 for Strategic Income, respectively.

*	Security did not produce income during the last twelve months.
¢	All or a portion of this security was purchased on a delayed delivery basis.
††	As of April 30, 2012, the value of unfunded loan commitments was approximately $212,000 for Floating Rate Income and $110,000 for Strategic Income pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Tronox Inc., Term Loan B DD, 4.25%, due 2/3/18	$212,000	$212,000

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Strategic Income
Borrower	Principal Amount	Value
Tronox Inc., Term Loan B DD, 4.25%, due 2/3/18	$ 110,000	$110,000

^^	All or a portion of this security has not settled as of April 30, 2012 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
ØØ
All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of April 30, 2012, and their final maturities.

@
This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. At April 30, 2012, these securities amounted to approximately $1,276,000 or 2.0% of net assets for Short Duration.

c	Payment-in-kind security for which part of the income earned may be paid as additional principal.
Ñ
These securities have been deemed by the investment manager to be illiquid. At April 30, 2012, these securities amounted to approximately $3,182,000 or 1.5% of net assets for Floating Rate Income and approximately $1,758,000 or 0.2% of net assets for Strategic Income.

#
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid.

At April 30, 2012, these securities amounted to approximately $0 or 0.0% of net assets for Core Bond and approximately $0 or 0.0% of net assets for Short Duration.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of April 30, 2012	Fair Value Percentage of Net Assets as of April 30, 2012
Core Bond	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.89%, due 7/13/46	6/29/2006	$642	0.9%	$0	0.0%
Short Duration	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.89%, due 7/13/46	9/14/2007	227	0.2	0	0.0

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

a	Principal amount is stated in the currency in which the security is denominated.
AUD = Australian Dollar
CAD = Canadian Dollar
JPY = Japanese Yen
NZD = New Zealand Dollar
z	A zero balance may reflect actual amounts rounding to less than $1,000.
±	See Note A-12 in the Notes to Financial Statements for the Fund's open positions in derivatives at April 30, 2012.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)
Neuberger Berman Income Funds
(000's omitted except per share amounts)
	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	April 30, 2012	April 30, 2012	April 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$295,303	$207,631	$2,866,584
Cash	—	—	46
Foreign currency	—	—	—
Deposits with brokers for futures contracts (Note A)	295	—	—
Dividends and interest receivable	1,364	1,288	51,897
Receivable for securities sold	2,686	8,221	44,646
Receivable for Fund shares sold	247	3,893	16,285
Receivable from Management—net (Note B)	—	—	—
Prepaid expenses and other assets	38	29	120
Total Assets	299,933	221,062	2,979,578
Liabilities
Distributions payable	139	89	4,117
Due to custodian	—	442	—
Payable for securities purchased	50,048	14,521	113,629
Payable for Fund shares redeemed	106	429	3,219
Payable to investment manager (Note B)	50	83	1,085
Payable to administrator—net (Note B)	15	—	547
Payable for variation margin (Note A)	158	—	—
Accrued expenses and other payables	110	130	239
Total Liabilities	50,626	15,694	122,836
Net Assets at value	$249,307	$205,368	$2,856,742
Net Assets consist of:
Paid-in capital	$239,824	$205,419	$2,764,345
Undistributed net investment income (loss)	—	—	263
Distributions in excess of net investment income	(690)	(97)	—
Accumulated net realized gains (losses) on investments	2,429	(1,999)	7,872
Net unrealized appreciation (depreciation) in value of investments	7,744	2,045	84,262
Net Assets at value	$249,307	$205,368	$2,856,742
Net Assets
Investor Class	$16,741	$—	$330,344
Trust Class	—	—	—
Institutional Class	195,172	170,495	2,036,669
Class A	30,900	26,236	419,397
Class C	6,494	8,637	63,752
Class R3	—	—	6,580
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,553	—	35,805
Trust Class	—	—	—
Institutional Class	18,069	16,743	220,403
Class A	2,870	2,576	45,447
Class C	603	848	6,899
Class R3	—	—	713
Net Asset Value, offering and redemption price per share
Investor Class	$10.78	$—	$9.23
Trust Class	—	—	—
Institutional Class	10.80	10.18	9.24
Class R3	—	—	9.23
Net Asset Value and redemption price per share
Class A	$10.77	$10.18	$9.23
Offering Price per share
Class A‡	$11.25	$10.63	$9.64
Net Asset Value and offering price per share
Class C^	$10.78	$10.18	$9.24
*Cost of Investments	$287,401	$205,586	$2,782,322
Total cost of foreign currency	$—	$—	$—
‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	April 30, 2012	April 30, 2012	April 30, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$136,357	$63,597	$897,135
Cash	323	—	98
Foreign currency	—	—	6
Deposits with brokers for futures contracts (Note A)	—	—	1,199
Dividends and interest receivable	1,624	355	5,693
Receivable for securities sold	5	141	19,805
Receivable for Fund shares sold	76	9	3,385
Receivable from Management—net (Note B)	5	9	—
Prepaid expenses and other assets	34	42	63
Total Assets	138,424	64,153	927,384
Liabilities
Distributions payable	22	7	725
Due to custodian	—	—	—
Payable for securities purchased	2,636	1,007	175,881
Payable for Fund shares redeemed	263	15	1,332
Payable to investment manager (Note B)	27	13	330
Payable to administrator—net (Note B)	—	—	252
Payable for variation margin (Note A)	—	—	474
Accrued expenses and other payables	115	97	160
Total Liabilities	3,063	1,139	179,154
Net Assets at value	$135,361	$63,014	$748,230
Net Assets consist of:
Paid-in capital	$128,356	$84,861	$718,027
Undistributed net investment income (loss)	—	—	—
Distributions in excess of net investment income	—	(116)	(377)
Accumulated net realized gains (losses) on investments	814	(19,067)	6,113
Net unrealized appreciation (depreciation) in value of investments	6,191	(2,664)	24,467
Net Assets at value	$135,361	$63,014	$748,230
Net Assets
Investor Class	$20,523	$42,865	$—
Trust Class	—	5,666	21,061
Institutional Class	111,645	12,772	332,720
Class A	2,078	792	242,906
Class C	1,115	919	151,543
Class R3	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,725	5,381	—
Trust Class	—	746	1,885
Institutional Class	9,390	1,604	29,782
Class A	175	104	21,724
Class C	94	121	13,565
Class R3	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$11.90	$7.97	$—
Trust Class	—	7.59	11.17
Institutional Class	11.89	7.96	11.17
Class R3	—	—	—
Net Asset Value and redemption price per share
Class A	$11.89	$7.59	$11.18
Offering Price per share
Class A‡	$12.42	$7.78	$11.68
Net Asset Value and offering price per share
Class C^	$11.89	$7.59	$11.17
*Cost of Investments	$130,166	$66,261	$872,193
Total cost of foreign currency	$—	$—	$6

Statements of Operations (Unaudited)
Neuberger Berman Income Funds
(000's omitted)
	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$3,197	$6,183	$89,531
Foreign taxes withheld	(1)	—	—
Total income	$3,196	$6,183	$89,531
Expenses:
Investment management fees (Note B)	291	496	5,816
Administration fees (Note B)	70	60	727
Administration fees (Note B):
Investor Class	17	—	330
Trust Class	—	—	—
Institutional Class	83	75	769
Class A	27	24	357
Class C	6	9	57
Class R3	—	—	5
Distribution fees (Note B):
Investor Class	20	—	—
Trust Class	—	—	—
Class A	32	28	425
Class C	29	41	270
Class R3	—	—	12
Shareholder servicing agent fees:
Investor Class	9	—	59
Trust Class	—	—	—
Institutional Class	8	8	91
Class A	2	2	52
Class C	1	1	11
Class R3	—	—	1
Audit fees	13	14	26
Custodian fees (Note A)	73	117	225
Insurance expense	5	7	34
Legal fees	53	61	51
Registration and filing fees	23	30	131
Reimbursement of expenses previously assumed by Management (Note B)	—	—	9
Shareholder reports	20	9	78
Trustees' fees and expenses	26	26	26
Miscellaneous	8	11	50
Total expenses	816	1,019	9,612

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$2,076	$767	$14,804
Foreign taxes withheld	—	—	(5)
Total income	$2,076	$767	$14,799
Expenses:
Investment management fees (Note B)	162	81	1,752
Administration fees (Note B)	39	20	191
Administration fees (Note B):
Investor Class	66	45	—
Trust Class	—	13	35
Institutional Class	29	7	120
Class A	1	—	226
Class C	1	1	141
Class R3	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	10
Class A	1	—	269
Class C	5	5	673
Class R3	—	—	—
Shareholder servicing agent fees:
Investor Class	43	18	—
Trust Class	—	1	2
Institutional Class	3	1	15
Class A	—	—	47
Class C	—	—	17
Class R3	—	—	—
Audit fees	24	24	26
Custodian fees (Note A)	52	41	191
Insurance expense	2	2	13
Legal fees	58	47	62
Registration and filing fees	17	20	43
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—
Shareholder reports	8	10	35
Trustees' fees and expenses	26	26	26
Miscellaneous	4	3	19
Total expenses	541	365	3,913

Statements of Operations (Unaudited) (cont'd)
Neuberger Berman Income Funds (cont'd)
(000's omitted)
	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND
	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012
Expenses reimbursed by Management (Note B)	(106)	(232)	—
Management fees waived (Note B)	(70)	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(1)
Total net expenses	640	787	9,611
Net investment income (loss)	$2,556	$5,396	$79,920
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	2,745	(423)	9,487
Financial futures contracts	(201)	—	—
Foreign currency	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,840	5,582	58,045
Financial futures contracts	(85)	—	—
Foreign currency	—	—	—
Net gain (loss) on investments	5,299	5,159	67,532
Net increase (decrease) in net assets resulting from operations	$7,855	$10,555	$147,452

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	STRATEGIC INCOME FUND
	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012	For the Six Months Ended April 30, 2012
Expenses reimbursed by Management (Note B)	(164)	(145)	(314)
Management fees waived (Note B)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—
Total net expenses	377	220	3,599
Net investment income (loss)	$1,699	$547	$11,200
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	816	93	7,710
Financial futures contracts	—	—	(738)
Foreign currency	—	—	5
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,387	868	13,365
Financial futures contracts	—	—	(229)
Foreign currency	—	—	(1)
Net gain (loss) on investments	4,203	961	20,112
Net increase (decrease) in net assets resulting from operations	$5,902	$1,508	$31,312

Statements of Changes in Net Assets
Neuberger Berman Income Funds
(000's omitted)
	CORE BOND FUND		FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,556	$4,812	$5,396	$8,943	$79,920	$77,653
Net realized gain (loss) on investments	2,544	4,986	(423)	(1,575)	9,487	19,176
Change in net unrealized appreciation (depreciation) of investments	2,755	(156)	5,582	(4,963)	58,045	(36,580)
Net increase (decrease) in net assets resulting from operations	7,855	9,642	10,555	2,405	147,452	60,249
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(189)	(384)	—	—	(10,307)	(24,417)
Trust Class	—	—	—	—	—	—
Institutional Class	(2,570)	(4,198)	(4,618)	(7,813)	(57,348)	(30,477)
Class A	(306)	(575)	(592)	(1,029)	(10,708)	(20,717)
Class C	(46)	(48)	(179)	(202)	(1,484)	(2,133)
Class R3	—	—	—	—	(142)	(121)
Net realized gain on investments:
Investor Class	(325)	(452)	—	—	(2,732)	(2,737)
Trust Class	—	—	—	—	—	—
Institutional Class	(3,752)	(3,055)	—	(146)	(13,495)	(1,959)
Class A	(556)	(557)	—	(34)	(2,809)	(2,165)
Class C	(117)	(72)	—	(2)	(434)	(217)
Class R3	—	—	—	—	(29)	(6)
Total distributions to shareholders	(7,861)	(9,341)	(5,389)	(9,226)	(99,488)	(84,949)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,479	3,710	—	—	50,521	98,046
Trust Class	—	—	—	—	—	—
Institutional Class	25,195	93,813	30,148	163,642	740,333	1,381,475
Class A	9,735	16,487	5,032	33,327	133,432	251,066
Class C	2,688	3,075	2,073	8,557	20,038	28,303
Class R3	—	—	—	—	3,961	3,955
Proceeds from reinvestment of dividends and distributions:
Investor Class	501	817	—	—	12,250	25,509
Trust Class	—	—	—	—	—	—
Institutional Class	5,432	5,762	4,357	7,459	46,922	21,942
Class A	810	983	394	829	11,680	20,290
Class C	63	35	85	110	1,125	1,238
Class R3	—	—	—	—	115	54
Payments for shares redeemed:
Investor Class	(1,905)	(7,283)	—	—	(47,743)	(161,131)
Trust Class	—	—	—	—	—	—
Institutional Class	(16,297)	(39,744)	(49,819)	(54,379)	(299,709)	(164,748)
Class A	(5,956)	(14,386)	(2,496)	(23,557)	(73,523)	(191,315)
Class C	(691)	(1,586)	(1,500)	(1,371)	(5,398)	(6,374)
Class R3	—	—	—	—	(600)	(1,413)
Net increase (decrease) from Fund share transactions	22,054	61,683	(11,726)	134,617	593,404	1,306,897
Net Increase (Decrease) in Net Assets	22,048	61,984	(6,560)	127,796	641,368	1,282,197
Net Assets:
Beginning of period	227,259	165,275	211,928	84,132	2,215,374	933,177
End of period	$249,307	$227,259	$205,368	$211,928	$2,856,742	$2,215,374
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—	$263	$332
Distributions in excess of net investment income at end of period	$(690)	$(135)	$(97)	$(104)	$—	$—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,699	$3,577	$547	$1,283
Net realized gain (loss) on investments	816	817	93	(548)
Change in net unrealized appreciation (depreciation) of investments	3,387	(487)	868	(602)
Net increase (decrease) in net assets resulting from operations	5,902	3,907	1,508	133
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(821)	(3,437)	(547)	(1,351)
Trust Class	—	—	(74)	(198)
Institutional Class	(862)	(132)	(202)	(314)
Class A	(9)	(5)	(4)	(12)
Class C	(7)	(3)	(8)	(8)
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(765)	(510)	—	—
Trust Class	—	—	—	—
Institutional Class	(46)	(1)	—	—
Class A	(1)	(1)	—	—
Class C	(5)	(0)	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(2,516)	(4,089)	(835)	(1,883)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,754	28,033	2,035	5,109
Trust Class	—	—	313	1,687
Institutional Class	108,386	8,068	5,023	18,728
Class A	1,935	298	643	4,833
Class C	639	550	330	1,468
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,496	3,692	513	1,262
Trust Class	—	—	73	191
Institutional Class	845	85	196	306
Class A	8	4	3	3
Class C	6	2	3	5
Class R3	—	—	—	—
Payments for shares redeemed:
Investor Class	(108,943)	(33,779)	(4,270)	(17,075)
Trust Class	—	—	(1,169)	(4,684)
Institutional Class	(3,858)	(1,697)	(10,466)	(909)
Class A	(42)	(292)	(34)	(4,700)
Class C	(168)	(1)	(403)	(513)
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	8,058	4,963	(7,210)	5,711
Net Increase (Decrease) in Net Assets	11,444	4,781	(6,537)	3,961
Net Assets:
Beginning of period	123,917	119,136	69,551	65,590
End of period	$135,361	$123,917	$63,014	$69,551
Undistributed net investment income (loss) at end of period	$—	$—	$—	$172
Distributions in excess of net investment income at end of period	$—	$—	$(116)	$—

Statements of Changes in Net Assets (cont'd)
Neuberger Berman Income Funds
(000's omitted)
	STRATEGIC INCOME FUND
	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$11,200	$16,358
Net realized gain (loss) on investments	6,977	7,128
Change in net unrealized appreciation (depreciation) of investments	13,135	(7,607)
Net increase (decrease) in net assets resulting from operations	31,312	15,879
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—
Trust Class	(407)	(730)
Institutional Class	(5,706)	(6,572)
Class A	(4,189)	(6,438)
Class C	(2,150)	(3,285)
Class R3	—	—
Net realized gain on investments:
Investor Class	—	—
Trust Class	(212)	(291)
Institutional Class	(2,545)	(2,080)
Class A	(2,165)	(2,545)
Class C	(1,374)	(1,658)
Class R3	—	—
Total distributions to shareholders	(18,748)	(23,599)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—
Trust Class	4,969	10,834
Institutional Class	151,350	150,456
Class A	72,750	119,810
Class C	36,051	47,139
Class R3	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—
Trust Class	605	984
Institutional Class	5,049	4,741
Class A	5,366	7,397
Class C	1,870	2,397
Class R3	—	—
Payments for shares redeemed:
Investor Class	—	—
Trust Class	(4,348)	(8,278)
Institutional Class	(40,183)	(60,889)
Class A	(35,330)	(70,771)
Class C	(9,901)	(19,904)
Class R3	—	—
Net increase (decrease) from Fund share transactions	188,248	183,916
Net Increase (Decrease) in Net Assets	200,812	176,196
Net Assets:
Beginning of period	547,418	371,222
End of period	$748,230	$547,418
Undistributed net investment income (loss) at end of period	$—	$875
Distributions in excess of net investment income at end of period	$(377)	$—

See Notes to Financial Statements

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust and is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, six offer Institutional Class shares, six offer Class A shares, six offer Class C shares and one offers Class R3 shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.
3
Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income, Short Duration and Strategic Income participated as class members. The amounts of such proceeds for the six months ended April 30, 2012 were $53, $755,261, $8,210 and $5,978 for Core Bond, High Income, Short Duration and Strategic Income, respectively.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2008 - 2010. As of April 30, 2012, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2011, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium, paydown gains and losses and distribution redesignations were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund.
For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2011	2010		2011	2010		2011	2010		2011	2010		2011	2010
Core Bond	$9,057,417	$4,784,336		$—	$—		$283,730	$—		$—	$—		$9,341,147	$4,784,336
Floating Rate Income	9,226,504	2,044,059	(1)	—	—	(1)	—	—	(1)	—	—	(1)	9,226,504	2,044,059	(1)
High Income	77,865,786	55,908,863		—	—		7,083,769	—		—	—		84,949,555	55,908,863
Municipal Intermediate Bond	40,358	798		3,561,892	3,450,922		486,576	—		—	—		4,088,826	3,451,720
Short Duration	1,882,953	2,315,688		—	—		—	—		—	—		1,882,953	2,315,688
Strategic Income	22,870,889	12,787,114		—	—		727,415	—		—	—		23,598,304	12,787,114

(1)	Period from December 29, 2009 (Commencement of Operations) to October 31, 2010.
As of October 31, 2011, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Core Bond	$3,480,170	$—	$1,266,854	$4,876,992	$—	$9,624,016
Floating Rate Income	87,518	—	—	(3,601,318)	(1,523,913)	(5,037,713)
High Income	6,603,880	—	16,389,990	24,625,509	—	47,619,379
Municipal Intermediate Bond	236,014	19,923	579,448	2,804,313	—	3,639,698
Short Duration	179,038	—	—	(3,969,496)	(18,722,266)	(22,512,724)
Strategic Income	5,050,110	—	2,637,636	10,468,271	—	18,156,017

The differences between book basis and tax basis distributable earnings are attributable primarily to timing differences of distribution payments, delayed settlement compensation on bank loans, timing differences of wash sales, mark to market on certain futures contract transactions, organization expenses, capital loss carryforwards and amortization of bond premium.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined on October 31, 2011, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2012	2013	2014	2015	2016	2017	2018	2019
Floating Rate Income	$—	$—	$—	$—	$—	$—	$—	$1,523,913

Short Duration	2,468,731	3,168,736	2,244,689	643,625	—	8,069,282	850,271	1,276,932

On December 22, 2010, the Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

6
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

8
Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9
When-Issued/Delayed Delivery Securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
11
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12
Derivative instruments: During the six months ended April 30, 2012, certain of the Funds' use of derivatives, as described below, was limited to financial futures contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the six months ended April 30, 2012, Floating Rate Income, High Income, Municipal Intermediate Bond and Short Duration did not enter into any financial futures contracts. During the six months ended April 30, 2012, Core Bond and Strategic Income entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to a Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At April 30, 2012, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)

Core Bond	June 2012	18 U.S. Treasury Notes, 2 Year	Short	$(5,049)
Core Bond	June 2012	190 U.S. Treasury Notes, 5 Year	Short	$(140,742)
Core Bond	June 2012	8 U.S. Treasury Notes, 10 Year	Short	$(12,125)
Strategic Income	June 2012	48 U.S. Treasury Notes, 10 Year	Short	$(65,250)
Strategic Income	June 2012	612 U.S. Treasury Notes, 5 Year	Short	$(497,844)
Strategic Income	June 2012	45 U.S. Treasury Notes, 2 Year	Short	$(12,623)
Strategic Income	June 2012	12 Japanese Yen	Short	$(25,200)
Strategic Income	June 2012	31 Australian Dollar	Short	$68,260
Strategic Income	June 2012	9 Canadian Dollar	Short	$(3,780)
Strategic Income	June 2012	38 New Zealand Dollar	Short	$62,510
Strategic Income	September 2013	4 New Zealand Bank Bill, 90 Day	Long	$(318)

During the six months ended April 30, 2012, the average notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$2,466,625	$(25,634,462)
Strategic Income	$8,369,361	$(90,705,926)

At April 30, 2012, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond	$295,451
Strategic Income	$1,199,491

At April 30, 2012, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
Liability Derivatives

	Interest Rate Risk	Statements of Assets and Liabilities Location
Core Bond
Futures Contracts	$(157,916)
Total Value	$(157,916)
		Payable for variation margin(1)
Strategic Income

Futures Contracts	$(474,245)
Total Value	$(474,245)

(1)
"Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of April 30, 2012, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of April 30, 2012, if any, is reflected in the Statements of Assets and Liabilities under the caption "Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2012, was as follows:

Realized Gain (Loss)
	Interest Rate Risk	Statements of Operations Location
Core Bond
Futures Contracts	$(201,137)
Total Realized Gain (Loss)	$(201,137)	Net realized
Strategic Income		gain (loss) on: financial futures
Futures Contracts	$(737,459)	contracts
Total Realized Gain (Loss)	$(737,459)
Change in Appreciation (Depreciation)
	Interest Rate Risk	Statements of Operations Location
Core Bond
Futures Contracts	$(85,010)	Change in
Total Change in Appreciation (Depreciation)	$(85,010)	net unrealized appreciation
Strategic Income		(depreciation) in
Futures Contracts	$(229,431)	value of:
Total Change in Appreciation (Depreciation)	$(229,431)	financial futures contracts

Management has concluded that the Funds, except Core Bond and Strategic Income, did not hold any derivative instruments during the six months ended April 30, 2012 that require additional disclosures pursuant to ASC 815.

13
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14
Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended April 30, 2012, the impact of this arrangement was a reduction of expenses of $14, $154, $1,123, $324, $11 and $125 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, and Strategic Income, respectively.

15	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Core Bond, Municipal Intermediate Bond and Short Duration each pay Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the six months ended April 30, 2012, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25%, 0.25% and 0.25% of Core Bond's, Municipal Intermediate Bond's and Short Duration's average daily net assets, respectively. For such investment management services, Floating Rate Income, High Income, and Strategic Income each pays Management a fee at the annual rate of 0.50%, 0.48%, and 0.55%, respectively, of its average daily net assets. Management has voluntarily agreed to waive its management fee in the amount of 0.06% of the average daily net assets of Core Bond. Management may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. For the six months ended April 30, 2012, such waived fees amounted to $69,797 for Core Bond. Accordingly, for the six months ended April 30, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective net rate of 0.19% of Core Bond's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets and Institutional Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were foregone or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended April 30, 2012, Class C of High Income and Class R3 of High Income reimbursed Management $7,723 and $887, respectively, under its contractual expense limitation.

At April 30, 2012, contingent liabilities to Management under the contractual expense limitations were as follows:

			Expenses Deferred in Fiscal Period Ending October 31,
			2009	2010	2011	2012
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2012	2013	2014	2015
Core Bond Investor Class	0.85%	10/31/21	$90,020	$25,560	$29,269	$13,373
Core Bond Institutional Class	0.45%	10/31/21	81,405	54,638	134,496	81,547

			Expenses Deferred in Fiscal Period Ending October 31,
			2009		2010		2011	2012
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2012		2013		2014	2015
Core Bond Class A	0.85%	10/31/21	$14,617		$6,716		$16,514	$8,502
Core Bond Class C	1.60%	10/31/21	3,790		957		2,434	2,105
Floating Rate Income Institutional Class	0.70%	10/31/15	—		410,835	(4)	358,055	193,949
Floating Rate Income Class A	1.07%	10/31/21	—		57,005	(3)	54,980	28,132
Floating Rate Income Class C	1.82%	10/31/21	—		6,128	(4)	11,494	10,218
High Income Investor Class	1.00%	10/31/15	—		—		—	—
High Income Institutional Class	0.75%	10/31/15	—	(2)	—		—	—
High Income Class A	1.12%	10/31/15	—	(2)	—		—	—
High Income Class C	1.87%	10/31/15	—	(2)	—		—	—
High Income Class R3	1.37%	10/31/15	—	(2)	691		—	—
Municipal Intermediate Bond Investor Class	0.65%	10/31/15	213,114		402,491		364,558	92,718
Municipal Intermediate Bond Institutional Class	0.50%	10/31/15	—		3,630	(5)	11,099	69,587
Municipal Intermediate Bond Class A	0.87%	10/31/15	—		3,660	(5)	1,607	989
Municipal Intermediate Bond Class C	1.62%	10/31/15	—		3,637	(5)	1,310	1,100
Short Duration Investor Class	0.70%	10/31/15	247,213		322,782		256,301	93,771
Short Duration Trust Class	0.80%	10/31/15	62,762		59,964		43,741	15,373
Short Duration Institutional Class	0.50%	10/31/15	—		3,653	(5)	55,445	32,490
Short Duration Class A	0.87%	10/31/15	—		3,698	(5)	2,715	1,070
Short Duration Class C	1.62%	10/31/15	—		3,646	(5)	2,242	2,335
Strategic Income Trust Class	1.10%	10/31/15	50,305		28,331		28,723	10,604
Strategic Income Institutional Class	0.75%	10/31/21	148,644		153,882		219,304	120,817
Strategic Income Class A	1.15%	10/31/21	198,132		196,672		259,854	99,506
Strategic Income Class C	1.85%	10/31/21	78,520		157,265		184,718	83,387

(1)	Expense limitation per annum of the respective class' average daily net assets.
(2)	Period from May 27, 2009 to October 31, 2009.
(3)	Period from December 29, 2009 to October 31, 2010.
(4)	Period from December 30, 2009 to October 31, 2010.
(5)	Period from June 21, 2010 to October 31, 2010.
Management and Neuberger Berman Fixed Income LLC ("NBFI") are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns approximately 54% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 46% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining common units not owned by NBSH through a process that is expected to end in 2017. In

April 2012, NBG committed to and began payments for equity purchases from the LBHI parties, which are expected to raise employee ownership to approximately 64% by year end.

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as the sub-adviser to Core Bond and Floating Rate Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's and Strategic Income Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's and Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2012, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Core Bond Class A	$1,292	$—	$—	$—
Core Bond Class C	—	428	—	—
Floating Rate Income Class A	1,603	—	—	—
Floating Rate Income Class C	—	4,601	—	—
High Income Class A	19,507	—	—	—
High Income Class C	—	6,995	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Municipal Intermediate Bond Class A	$600	$—	$—	$—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	—	—	—	—
Short Duration Class C	—	1,372	—	—
Strategic Income Class A	12,018	4,223	—	—
Strategic Income Class C	—	15,021	—	—

Note C—Securities Transactions:
Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the six months ended April 30, 2012, were as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$348,724,911	$84,647,519	$316,703,470	$81,112,021
Floating Rate Income	—	119,350,005	—	129,209,219
High Income	—	1,588,937,408	—	999,718,034
Municipal Intermediate Bond	—	47,337,295	—	37,548,021
Short Duration	11,606,951	13,049,721	11,384,665	16,949,091
Strategic Income	911,507,182	455,129,711	824,835,062	280,798,165

Note D—Fund Share Transactions:
Share activity for the six months ended April 30, 2012 and for the year ended October 31, 2011 was as follows:
	For the Six Months Ended April 30, 2012				For the Year Ended October 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	232	47	(178)	101	348	78	(690)	(264)
Institutional Class	2,344	512	(1,522)	1,334	8,872	546	(3,741)	5,677
Class A	910	76	(561)	425	1,550	93	(1,352)	291
Class C	251	6	(64)	193	288	3	(150)	141
Floating Rate Income:
Institutional Class	2,994	434	(4,999)	(1,571)	16,115	742	(5,479)	11,378
Class A	498	39	(249)	288	3,265	82	(2,324)	1,023
Class C	208	8	(150)	66	838	11	(139)	710

	For the Six Months Ended April 30, 2012				For the Year Ended October 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
High Income:
Investor Class	5,590	1,358	(5,276)	1,672	10,533	2,735	(17,449)	(4,181)
Institutional Class	81,505	5,188	(33,228)	53,465	154,507	2,365	(17,943)	138,929
Class A	14,677	1,295	(8,218)	7,754	26,927	2,180	(20,648)	8,459
Class C	2,207	125	(597)	1,735	3,036	133	(686)	2,483
Class R3	436	13	(66)	383	428	6	(153)	281
Municipal Intermediate Bond:
Investor Class	658	127	(9,110)	(8,325)	2,480	327	(3,009)	(202)
Institutional Class	9,058	71	(324)	8,805	723	7	(151)	579
Class A	164	1	(4)	161	26	—	(26)	—
Class C	54	1	(14)	41	47	—	—	47
Short Duration:
Investor Class	257	65	(540)	(218)	642	158	(2,130)	(1,330)
Trust Class	41	10	(155)	(104)	221	25	(613)	(367)
Institutional Class	634	25	(1,326)	(667)	2,343	38	(114)	2,267
Class A	85	—	(4)	81	632	—	(616)	16
Class C	44	—	(53)	(9)	193	1	(68)	126
Strategic Income:
Trust Class	454	55	(395)	114	990	90	(758)	322
Institutional Class	13,760	461	(3,644)	10,577	13,750	434	(5,562)	8,622
Class A	6,600	490	(3,204)	3,886	10,912	677	(6,467)	5,122
Class C	3,278	171	(899)	2,550	4,307	219	(1,818)	2,708

Note E—Line of Credit:

At April 30, 2012, the Funds were participants in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at April 30, 2012. During the six months ended April 30, 2012, none of the Funds utilized this line of credit.

Note F—Recent Accounting Pronouncement:

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")." ASU No. 2011-04 amends ASC 820 to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. It will not affect the fair valuation of the Funds' investments, but rather the quantitative and qualitative disclosures in the financial statements. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact of the adoption of ASU No. 2011-04 on the Funds' financial statement disclosures.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund

Investor Class
4/30/2012 (Unaudited)	$10.79	$0.10	$0.24	$0.34	$(0.13)	$(0.22)	$—	$(0.35)
10/31/2011	$10.86	$0.23	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.19	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.40	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)
10/31/2007	$9.85	$0.44	$(0.09)	$0.35	$(0.44)	$—	$—	$(0.44)

Institutional Class
4/30/2012 (Unaudited)	$10.81	$0.12	$0.24	$0.36	$(0.15)	$(0.22)	$—	$(0.37)
10/31/2011	$10.88	$0.28	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
10/31/2010	$10.21	$0.32	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
10/31/2009	$8.65	$0.43	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)
10/31/2007	$9.86	$0.48	$(0.09)	$0.39	$(0.48)	$—	$—	$(0.48)

Class A
4/30/2012 (Unaudited)	$10.77	$0.10	$0.25	$0.35	$(0.13)	$(0.22)	$—	$(0.35)
10/31/2011	$10.85	$0.23	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.18	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.37	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)

Class C
4/30/2012 (Unaudited)	$10.78	$0.06	$0.25	$0.31	$(0.09)	$(0.22)	$—	$(0.31)
10/31/2011	$10.86	$0.15	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)
10/31/2010	$10.18	$0.19	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)
10/31/2009	$8.64	$0.32	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund

Investor Class
4/30/2012 (Unaudited)	$—	$10.78	3.23	%**	$16.7	1.08%*	.85	%‡*	1.90%*	171	%a**
10/31/2011	$—	$10.79	4.41%		$15.7	1.12%	.85	%‡	2.18%	379	%a
10/31/2010	$—	$10.86	10.03%		$18.6	1.19%	.85	%‡	2.66%	340	%a
10/31/2009	$—	$10.19	23.10%		$25.0	1.40%	.86	%‡	4.39%	450	%a
10/31/2008	$—	$8.64	(7.72)%		$44.2	1.25%	.85	%‡	4.08%	430	%a
10/31/2007	$—	$9.76	3.67%		$35.9	1.30%	.85	%‡	4.51%	404	%a

Institutional Class
4/30/2012 (Unaudited)	$—	$10.80	3.43	%**	$195.2	.60%*	.45	%‡*	2.30%*	171	%a**
10/31/2011	$—	$10.81	4.82%		$180.8	.62%	.45	%‡	2.58%	379	%a
10/31/2010	$—	$10.88	10.45%		$120.3	.70%	.45	%‡	3.02%	340	%a
10/31/2009	$—	$10.21	23.70%		$59.1	.94%	.45	%‡	4.60%	450	%a
10/31/2008	$—	$8.65	(7.34)%		$32.1	.83%	.45	%‡	4.48%	430	%a
10/31/2007	$—	$9.77	4.08%		$47.2	.83%	.45	%‡	4.91%	404	%a

Class A
4/30/2012 (Unaudited)	$—	$10.77	3.33	%**	$30.9	.98%*	.85	%‡*	1.90%*	171	%a**
10/31/2011	$—	$10.77	4.32%		$26.3	1.01%	.85	%‡	2.18%	379	%a
10/31/2010	$—	$10.85	10.04%		$23.4	1.09%	.85	%‡	2.64%	340	%a
10/31/2009	$—	$10.18	22.96%		$18.5	1.36%	.85	%‡	3.81%	450	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	2.73%*	.85	%‡*	4.01%*	430	%^^a

Class C
4/30/2012 (Unaudited)	$—	$10.78	2.94	%**	$6.5	1.73%*	1.60	%‡*	1.14%*	171	%a**
10/31/2011	$—	$10.78	3.54%		$4.4	1.77%	1.60	%‡	1.43%	379	%a
10/31/2010	$—	$10.86	9.31%		$2.9	1.84%	1.60	%‡	1.83%	340	%a
10/31/2009	$—	$10.18	22.04%		$0.8	2.68%	1.61	%‡	3.39%	450	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	3.43%*	1.60	%‡*	3.24%*	430	%^^a

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund

Institutional Class
4/30/2012 (Unaudited)	$9.91	$0.27	$0.28	$0.55	$(0.28)	$—	$—	$(0.28)
10/31/2011	$10.17	$0.54	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)

Class A
4/30/2012 (Unaudited)	$9.91	$0.26	$0.27	$0.53	$(0.26)	$—	$—	$(0.26)
10/31/2011	$10.17	$0.50	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)

Class C
4/30/2012 (Unaudited)	$9.91	$0.22	$0.27	$0.49	$(0.22)	$—	$—	$(0.22)
10/31/2011	$10.17	$0.42	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)

High Income Bond Fund

Investor Class
4/30/2012 (Unaudited)	$9.06	$0.29	$0.25	$0.54	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$9.49	$0.65	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
10/31/2010	$8.66	$0.76	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
10/31/2009	$6.57	$0.74	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)
10/31/2007	$9.08	$0.68	$(0.08)	$0.60	$(0.68)	$—	$—	$(0.68)

Institutional Class
4/30/2012 (Unaudited)	$9.07	$0.30	$0.25	$0.55	$(0.30)	$(0.08)	$—	$(0.38)
10/31/2011	$9.50	$0.64	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
10/31/2010	$8.68	$0.77	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund

Institutional Class
4/30/2012 (Unaudited)	$—	$10.18	5.58%**	$170.5	.94%*	.70	%‡*	5.52%*	61%**
10/31/2011	$—	$9.91	3.16%	$181.5	.95%	.70	%‡	5.39%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	6.24%**	$70.5	1.87%*	.70	%‡*	5.28%*	112%**

Class A
4/30/2012 (Unaudited)	$—	$10.18	5.38%**	$26.2	1.32%*	1.07	%‡*	5.17%*	61%**
10/31/2011	$—	$9.91	2.77%	$22.7	1.34%	1.07	%‡	5.00%	147%
Period from 12/29/2009^ to 10/31/2010	$—	$10.17	5.85%**	$12.9	2.21%*	1.07	%‡*	4.87%*	112%**

Class C
4/30/2012 (Unaudited)	$—	$10.18	4.99%**	$8.6	2.07%*	1.82	%‡*	4.41%*	61%**
10/31/2011	$—	$9.91	1.98%	$7.8	2.06%	1.82	%‡	4.22%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	5.39%**	$0.7	3.39%*	1.82	%‡*	4.23%*	112%**

High Income Bond Fund
Investor Class
4/30/2012 (Unaudited)	$—	$9.23	6.17%**	$330.3	.84%*	.84	%‡*	6.55%*	42%**
10/31/2011	$—	$9.06	3.09%	$309.2	.86%	.86	%‡	6.92%	88%
10/31/2010	$—	$9.49	19.71%	$363.6	.96%	.96	%‡§	8.50%	144%
10/31/2009	$—	$8.66	44.38%	$422.2	1.04%	1.00	%‡	9.90%	167%
10/31/2008	$0.01	$6.57	(20.86)%	$172.3	.92%	.92	%‡	7.96%	115%
10/31/2007	$—	$9.00	6.73%	$369.2	.92%	.92	%‡	7.41%	153%

Institutional Class
4/30/2012 (Unaudited)	$—	$9.24	6.24%**	$2,036.7	.69%*	.69	%‡*	6.70%*	42%**
10/31/2011	$—	$9.07	3.23%	$1,514.7	.73%	.73	%‡§	6.93%	88%
10/31/2010	$—	$9.50	19.81%	$266.2	.77%	.75	%‡	8.55%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.68	20.23%**	$86.6	.91%*	.75	%‡*	9.86%*	167%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
4/30/2012 (Unaudited)	$9.06	$0.28	$0.25	$0.53	$(0.28)	$(0.08)	$—	$(0.36)
10/31/2011	$9.49	$0.62	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
10/31/2010	$8.66	$0.70	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)

Class C
4/30/2012 (Unaudited)	$9.07	$0.25	$0.25	$0.50	$(0.25)	$(0.08)	$—	$(0.33)
10/31/2011	$9.50	$0.54	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
10/31/2010	$8.67	$0.64	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)

Class R3
4/30/2012 (Unaudited)	$9.06	$0.27	$0.25	$0.52	$(0.27)	$(0.08)	$—	$(0.35)
10/31/2011	$9.49	$0.59	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
10/31/2010	$8.67	$0.69	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)

Municipal Intermediate Bond Fund

Investor Class
4/30/2012 (Unaudited)	$11.58	$0.15	$0.40	$0.55	$(0.15)	$(0.08)	$—	$(0.23)
10/31/2011	$11.59	$0.35	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
10/31/2010	$11.22	$0.36	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
10/31/2009	$10.60	$0.35	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)
10/31/2007	$11.36	$0.41	$(0.12)	$0.29	$(0.41)	$(0.04)	$—	$(0.45)

Institutional Class
4/30/2012 (Unaudited)	$11.57	$0.16	$0.40	$0.56	$(0.16)	$(0.08)	$—	$(0.24)
10/31/2011	$11.59	$0.36	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4/30/2012 (Unaudited)	$—	$9.23	6.04%**	$419.4	1.08%*	1.08	%‡*	6.30%*	42%**
10/31/2011	$—	$9.06	2.83%	$341.6	1.12%	1.12	%‡§	6.64%	88%
10/31/2010	$—	$9.49	19.52%	$277.5	1.16%	1.12	%‡	7.75%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.66	19.69%**	$24.3	1.27%*	1.12	%‡*	9.19%*	167%^^

Class C
4/30/2012 (Unaudited)	$—	$9.24	5.62%**	$63.8	1.87%*	1.87	%‡§*	5.49%*	42%**
10/31/2011	$—	$9.07	2.06%	$46.9	1.87%	1.87	%‡	5.82%	88%
10/31/2010	$—	$9.50	18.60%	$25.5	1.93%	1.87	%‡	7.05%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.43%**	$2.6	2.02%*	1.87	%‡*	8.26%*	167%^^

Class R3
4/30/2012 (Unaudited)	$—	$9.23	5.89%**	$6.6	1.37%*	1.37	%‡§*	6.04%*	42%**
10/31/2011	$—	$9.06	2.58%	$3.0	1.37%	1.37	%‡§	6.32%	88%
10/31/2010	$—	$9.49	19.08%	$0.5	1.72%	1.37	%‡	7.60%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.76%**	$0.1	5.53%*	1.37	%‡*	9.29%*	167%^^

Municipal Intermediate Bond Fund

Investor Class
4/30/2012 (Unaudited)	$—	$11.90	4.75%**	$20.5	.95%*	.65	%‡*	2.62%*	29%**
10/31/2011	$—	$11.58	3.53%	$116.4	.98%	.65	%‡	3.10%	79%
10/31/2010	$—	$11.59	6.56%	$118.8	1.01%	.65	%‡	3.12%	101%
10/31/2009	$—	$11.22	9.42%	$92.3	1.12%	.65	%‡	3.15%	146%
10/31/2008	$—	$10.60	(1.74)%	$25.6	1.24%	.64	%‡	3.65%	39%
10/31/2007	$—	$11.20	2.61%	$27.8	1.17%	.65	%‡	3.61%	9%

Institutional Class
4/30/2012 (Unaudited)	$—	$11.89	4.83%**	$111.6	.71%*	.50	%‡*	2.65%*	29%**
10/31/2011	$—	$11.57	3.60%	$6.8	.77%	.50	%‡	3.19%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	3.25%**	$0.1	26.10%*	.50	%‡*	3.30%*	101%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
4/30/2012 (Unaudited)	$11.58	$0.13	$0.40	$0.53	$(0.14)	$(0.08)	$—	$(0.22)
10/31/2011	$11.60	$0.33	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)

Class C
4/30/2012 (Unaudited)	$11.58	$0.09	$0.39	$0.48	$(0.09)	$(0.08)	$—	$(0.17)
10/31/2011	$11.59	$0.23	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)

Short Duration Bond Fund

Investor Class
4/30/2012 (Unaudited)	$7.88	$0.07	$0.12	$0.19	$(0.10)	$—	$—	$(0.10)
10/31/2011	$8.09	$0.15	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
10/31/2010	$7.83	$0.17	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
10/31/2009	$7.91	$0.35	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
10/31/2008	$9.13	$0.41	$(1.18)	$(0.77)	$(0.45)	$—	$—	$(0.45)
10/31/2007	$9.11	$0.41	$0.06	$0.47	$(0.45)	$—	$—	$(0.45)

Trust Class
4/30/2012 (Unaudited)	$7.51	$0.06	$0.11	$0.17	$(0.09)	$—	$—	$(0.09)
10/31/2011	$7.71	$0.14	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
10/31/2010	$7.46	$0.16	$0.35	$0.51	$(0.26)	$—	$—	$(0.26)
10/31/2009	$7.54	$0.33	$(0.06)	$0.27	$(0.35)	$—	$—	$(0.35)
10/31/2008	$8.70	$0.38	$(1.12)	$(0.74)	$(0.42)	$—	$—	$(0.42)
10/31/2007	$8.68	$0.39	$0.05	$0.44	$(0.42)	$—	$—	$(0.42)

Institutional Class
4/30/2012 (Unaudited)	$7.88	$0.07	$0.12	$0.19	$(0.11)	$—	$—	$(0.11)
10/31/2011	$8.09	$0.17	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	$0.16	$0.22	$(0.10)	$—	$—	$(0.10)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4/30/2012 (Unaudited)	$—	$11.89	4.55%**	$2.1	1.13%*	.87	%‡*	2.26%*	29%**
10/31/2011	$—	$11.58	3.22%	$0.2	1.87%	.87	%‡	2.91%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.60	3.20%**	$0.2	23.88%*	.87	%‡*	3.00%*	101%^^

Class C
4/30/2012 (Unaudited)	$—	$11.89	4.16%**	$1.1	1.85%*	1.62	%‡*	1.58%*	29%**
10/31/2011	$—	$11.58	2.54%	$0.6	2.39%	1.62	%‡	1.99%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	2.83%**	$0.1	22.28%*	1.62	%‡*	2.14%*	101%^^

Short Duration Bond Fund

Investor Class
4/30/2012 (Unaudited)	$—	$7.97	2.43%**	$42.9	1.14%*	.70	%‡*	1.66%*	39%**
10/31/2011	$—	$7.88	.20%	$44.1	1.25%	.71	%‡	1.93%	84%
10/31/2010	$—	$8.09	7.08%	$56.1	1.27%	.70	%‡	2.19%	69%
10/31/2009	$—	$7.83	4.18%	$52.6	1.18%	.70	%‡	4.73%	48%
10/31/2008	$—	$7.91	(8.70)%	$61.6	.95%	.70	%‡	4.73%	10%
10/31/2007	$—	$9.13	5.24%	$93.4	.90%	.70	%‡	4.54%	53%

Trust Class
4/30/2012 (Unaudited)	$—	$7.59	2.30%**	$5.7	1.31%*	.80	%‡*	1.57%*	39%**
10/31/2011	$—	$7.51	.10%	$6.4	1.41%	.80	%‡	1.83%	84%
10/31/2010	$—	$7.71	7.01%	$9.4	1.48%	.80	%‡	2.09%	69%
10/31/2009	$—	$7.46	4.02%	$8.1	1.58%	.80	%‡	4.62%	48%
10/31/2008	$—	$7.54	(8.76)%	$9.3	1.27%	.80	%‡	4.64%	10%
10/31/2007	$—	$8.70	5.15%	$13.1	1.18%	.80	%‡	4.44%	53%

Institutional Class
4/30/2012 (Unaudited)	$—	$7.96	2.40%**	$12.8	.94%*	.50	%‡*	1.85%*	39%**
10/31/2011	$—	$7.88	.40%	$17.9	1.03%	.51	%‡	2.09%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$8.09	2.73%**	$0.0	33.53%*	.50	%‡*	2.16%*	69%^^

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Class A
4/30/2012 (Unaudited)	$7.51	$0.05	$0.12	$0.17	$(0.09)	$—	$—		$(0.09)
10/31/2011	$7.72	$0.13	$(0.14)	$(0.01)	$(0.20)	$—	$—		$(0.20)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	$0.15	$0.20	$(0.08)	$—	$—		$(0.08)

Class C
4/30/2012 (Unaudited)	$7.51	$0.03	$0.11	$0.14	$(0.06)	$—	$—		$(0.06)
10/31/2011	$7.72	$0.07	$(0.13)	$(0.06)	$(0.15)	$—	$—		$(0.15)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	$0.15	$0.18	$(0.06)	$—	$—		$(0.06)

Strategic Income Fund

Trust Class
4/30/2012 (Unaudited)	$10.98	$0.19	$0.34	$0.53	$(0.22)	$(0.12)	$—		$(0.34)
10/31/2011	$11.23	$0.42	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.58	$0.49	$0.81	$1.30	$(0.52)	$(0.13)	$—		$(0.65)
10/31/2009	$8.77	$0.43	$1.78	$2.21	$(0.40)	$—	$—		$(0.40)
10/31/2008	$10.38	$0.42	$(1.05)	$(0.63)	$(0.27)@	$(0.61)@	$(0.10	)@	$(0.98)
Period from 4/2/2007^ to 10/31/2007	$10.39	$0.24	$(0.02)	$0.22	$(0.23)	$—	$—		$(0.23)

Institutional Class
4/30/2012 (Unaudited)	$10.98	$0.21	$0.34	$0.55	$(0.24)	$(0.12)	$—		$(0.36)
10/31/2011	$11.23	$0.46	$(0.04)	$0.42	$(0.48)	$(0.19)	$—		$(0.67)
10/31/2010	$10.58	$0.53	$0.81	$1.34	$(0.56)	$(0.13)	$—		$(0.69)
10/31/2009	$8.78	$0.45	$1.79	$2.24	$(0.44)	$—	$—		$(0.44)
10/31/2008	$10.38	$0.44	$(1.02)	$(0.58)	$(0.31)@	$(0.61)@	$(0.10	)@	$(1.02)
10/31/2007	$10.65	$0.43	$0.15	$0.58	$(0.45)	$(0.40)	$—		$(0.85)

Class A
4/30/2012 (Unaudited)	$10.99	$0.19	$0.33	$0.52	$(0.21)	$(0.12)	$—		$(0.33)
10/31/2011	$11.24	$0.42	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.59	$0.48	$0.81	$1.29	$(0.51)	$(0.13)	$—		$(0.64)
10/31/2009	$8.78	$0.43	$1.77	$2.20	$(0.39)	$—	$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	$(0.78)	$(0.42)	$(0.28)@	$(0.61)@	$(0.10	)@	$(0.99)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
4/30/2012 (Unaudited)	$—	$7.59	2.27	%**	$0.8	1.44%*	.87	%‡*	1.41%*	39	%**
10/31/2011	$—	$7.51	(.10)%		$0.2	1.50%	.87	%‡	1.75%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.67	%**	$0.1	26.42%*	.87	%‡*	1.83%*	69	%^^

Class C
4/30/2012 (Unaudited)	$—	$7.59	1.89	%**	$0.9	2.09%*	1.62	%‡*	.74%*	39	%**
10/31/2011	$—	$7.51	(.84)%		$1.0	2.17%	1.62	%‡	.97%	84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.39	%**	$0.0	34.63%*	1.62	%‡*	1.04%*	69	%^^

Strategic Income Fund

Trust Class
4/30/2012 (Unaudited)	$—	$11.17	4.89	%**	$21.1	1.20%*	1.10	%‡*	3.55%*	156	%a**
10/31/2011	$—	$10.98	3.60%		$19.4	1.26%	1.10	%‡	3.86%	265	%a
10/31/2010	$—	$11.23	12.78%		$16.3	1.36%	1.10	%‡	4.56%	238	%a
10/31/2009	$—	$10.58	25.66%		$6.7	3.00%	1.10	%‡	4.32%	322	%a
10/31/2008	$—	$8.77	(6.54)%		$0.3	9.14%	1.14	%‡	4.36%	323	%a
Period from 4/2/2007^ to 10/31/2007	$—	$10.38	2.16	%**	$0.2	4.81%*	1.10	%‡*	3.92%*	99	%^^

Institutional Class
4/30/2012 (Unaudited)	$—	$11.17	5.07	%**	$332.7	.84%*	.75	%‡*	3.90%*	156	%a**
10/31/2011	$—	$10.98	3.96%		$210.8	.90%	.75	%‡	4.20%	265	%a
10/31/2010	$—	$11.23	13.17%		$118.8	.96%	.75	%‡	4.88%	238	%a
10/31/2009	$—	$10.58	25.97%		$18.7	2.47%	.75	%‡	4.59%	322	%a
10/31/2008	$—	$8.78	(6.09)%		$4.6	4.03%	.83	%‡	4.54%	323	%a
10/31/2007	$—	$10.38	5.64%		$17.0	2.73%	.85	%‡	4.10%	99%

Class A
4/30/2012 (Unaudited)	$—	$11.18	4.86	%**	$242.9	1.24%*	1.15	%‡*	3.49%*	156	%a**
10/31/2011	$—	$10.99	3.55%		$196.0	1.31%	1.15	%‡	3.79%	265	%a
10/31/2010	$—	$11.24	12.72%		$142.9	1.37%	1.15	%‡	4.44%	238	%a
10/31/2009	$—	$10.59	25.51%		$68.2	1.93%	1.15	%‡	4.25%	322	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	7.52%*	1.20	%‡*	4.36%*	323	%^^a

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Class C
4/30/2012 (Unaudited)	$10.98	$0.15	$0.34	$0.49	$(0.18)	$(0.12)	$—		$(0.30)
10/31/2011	$11.23	$0.34	$(0.04)	$0.30	$(0.36)	$(0.19)	$—		$(0.55)
10/31/2010	$10.58	$0.41	$0.81	$1.22	$(0.44)	$(0.13)	$—		$(0.57)
10/31/2009	$8.78	$0.36	$1.76	$2.12	$(0.32)	$—	$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	$(0.77)	$(0.48)	$(0.22)@	$(0.61)@	$(0.10	)@	$(0.93)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
4/30/2012 (Unaudited)	$—	$11.17	4.50	%**	$151.5	1.97%*	1.85	%‡*	2.79%*	156	%a**
10/31/2011	$—	$10.98	2.83%		$120.9	2.03%	1.85	%‡	3.09%	265	%a
10/31/2010	$—	$11.23	11.93%		$93.3	2.10%	1.85	%‡	3.75%	238	%a
10/31/2009	$—	$10.58	24.47%		$36.2	2.55%	1.85	%‡	3.53%	322	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	8.75%*	1.90	%‡*	3.56%*	323	%^^a

Notes to Financial Highlights Income Funds (Unaudited)

††
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended October 31, 2007, Management reimbursed Short Duration for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return. The class actions proceeds listed in Note A-4 had no impact on total return.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡
After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010		2009		2008		2007
Core Bond Fund Investor Class	.85%	.85%	.85%		.86%		.85%		.85%
Core Bond Fund Institutional Class	.45%	.45%	.45%		.45%		.45%		.45%
Core Bond Fund Class A	.85%	.85%	.85%		.85%		.85	%(1)	—
Core Bond Fund Class C	1.60%	1.60%	1.60%		1.61%		1.60	%(1)	—
Floating Rate Income Fund Institutional Class	.70%	.70%	.70	%(5)	—		—		—
Floating Rate Income Fund Class A	1.07%	1.07%	1.07	%(4)	—		—		—
Floating Rate Income Fund Class C	1.82%	1.82%	1.82	%(5)	—		—		—
High Income Bond Fund Investor Class	.84%	.86%	.96%		1.00%		.92%		.92%
High Income Bond Fund Institutional Class	.69%	.73%	.75%		.75	%(3)	—		—
High Income Bond Fund Class A	1.08%	1.12%	1.12%		1.12	%(3)	—		—
High Income Bond Fund Class C	1.87%	1.87%	1.87%		1.87	%(3)	—		—
High Income Bond Fund Class R3	1.37%	1.37%	1.37%		1.37	%(3)	—		—
Municipal Intermediate Bond Fund Investor Class	.65%	.65%	.65%		.65%		.66%		.66%
Municipal Intermediate Bond Fund Institutional Class	.50%	.50%	.50	%(6)	—		—		—
Municipal Intermediate Bond Fund Class A	.87%	.87%	.87	%(6)	—		—		—
Municipal Intermediate Bond Fund Class C	1.62%	1.62%	1.62	%(6)	—		—		—
Short Duration Bond Fund Investor Class	.70%	.71%	.70%		.70%		.70%		.70%
Short Duration Bond Fund Trust Class	.80%	.80%	.80%		.80%		.80%		.80%
Short Duration Bond Fund Institutional Class	.50%	.51%	.50	%(6)	—		—		—
Short Duration Bond Fund Class A	.87%	.87%	.87	%(6)	—		—		—
Short Duration Bond Fund Class C	1.62%	1.62%	1.62	%(6)	—		—		—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010	2009	2008		2007
Strategic Income Fund Trust Class	1.10%	1.10%	1.10%	1.10%	1.15%		1.11	%(2)

Strategic Income Fund Institutional Class	.75%	.75%	.75%	.75%	.84%		.86%

Strategic Income Fund Class A	1.15%	1.15%	1.15%	1.15%	1.21	(1)	—

Strategic Income Fund Class C	1.85%	1.85%	1.85%	1.85%	1.91	(1)	—

	(1)	Period from December 20, 2007 to October 31, 2008.

	(2)	Period from April 2, 2007 to October 31, 2007.

	(3)	Period from May 27, 2009 to October 31, 2009.

	(4)	Period from December 29, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

	(5)	Period from December 30, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

	(6)	Period from June 21, 2010 to October 31, 2010.

§	After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2012	2011	2010
High Income Bond Fund Investor Class	—	—	.93%
High Income Bond Fund Institutional Class	—	.72%	—
High Income Bond Fund Class A	—	1.11%	—
High Income Bond Fund Class C	1.84%	—	—
High Income Bond Fund Class R3	1.33%	1.36%	—

^	The date investment operations commenced.

*	Annualized.

**	Not annualized.

@	Calculated based on the average number of shares outstanding during each fiscal period.

^^
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2007 for Strategic Income (Trust Class), for the year ended October 31, 2008 for Core Bond and Strategic Income (Class A and C), for the year ended October 31, 2009 for High Income (Institutional Class, Class A, Class C and Class R3) and for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C).

a
The portfolio turnover rates not including mortgage dollar roll transactions were 74%, 115%, 112%, 238%, 104% and 134% for the six months ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009, 2008 and 2007 for Core Bond and 76%, 122%, 152%, 182%, and 145% for the six months ended April 30, 2012 and for the years ended October 31, 2011, 2010, 2009 and 2008 for Strategic Income, respectively.

Directory

Investment Manager, Administrator and Distributor	For Trust Class and Institutional Class Shareholders
Neuberger Berman Management LLC	Address correspondence to:
605 Third Avenue, 2nd Floor	Neuberger Berman Management LLC
New York, NY 10158-0180	605 Third Avenue, Mail Drop 2-7
800.877.9700 or 212.476.8800	New York, NY 10158-0180
Intermediary Support Services 800.366.6264	Attn: Intermediary Support Services 800.366.6264

Sub-Adviser	Legal Counsel
Neuberger Berman Fixed Income LLC	K&L Gates LLP
190 South LaSalle Street	1601 K Street, NW
Chicago, IL 60603	Washington, DC 20006

Custodian and Shareholder Servicing Agent	Independent Registered Public Accounting Firms
State Street Bank and Trust Company	Ernst & Young LLP
2 Avenue de Lafayette	200 Clarendon Street
Boston, MA 02111	Boston, MA 02116

For Investor Class Shareholders	Tait, Weller & Baker LLP
Address correspondence to:	1818 Market Street
Neuberger Berman Funds	Suite 2400
Boston Service Center	Philadelphia, PA 19103
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:
Please contact your investment provider

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0314 06/12

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 4, 2012).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha C. Goss, George W. Morriss and Candace L. Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 4, 2012).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: June 28, 2012

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: June 28, 2012